                  STRATEGIC ADVANTAGE VARIABLE UNIVERSAL LIFE
               A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                   issued by
                   Security Life of Denver Insurance Company
                                      and
                       Security Life Separate Account L1

 This prospectus describes Strategic Advantage, an individual flexible premium variable universal life insurance policy (the "Policy" or collectively, "Policies") issued by Security Life of Denver Insurance Company ("Security Life"). The Policy provides insurance coverage with flexibility in death benefits and premium payments. The Policy is designed primarily for use on a multiple-life basis where the Insureds share a common employment or business relationship, and it may be owned individually or by a corporation, trust, association or similar entity. The Policy is funded by Security Life Separate Account L1 (the "Variable Account"). Seventeen Divisions of the Variable Account are available under the Policy. On or before May 1, 1998, six additional Divisions of the Variable Account will become available. A Guaranteed Interest Division, which guarantees a minimum fixed rate of interest, is also available. Purchasers may utilize both the Divisions of the Variable Account and the Guaranteed Interest Division simultaneously. The Loan Division represents amounts we set aside as collateral for any Policy Loans taken.

 The Owner may utilize a maximum of 18 Divisions for investment over the lifetime of the Policy until currentadministrative systems are enhanced. The Divisions include the Divisions of the Variable Account and the Guaranteed Interest Division, but exclude the Loan Division. For example, if the Owner has allocated or transferred funds to 17 Divisions of the Variable Account and to the Guaranteed Interest Division (or to 18 Divisions of the Variable Account), those will be the only Divisions to which the Owner can subsequently allocate or transfer funds. Therefore, Owners may prefer to utilize fewer Divisions in the early years of the Policy so as to leave open the option to invest in other Divisions in the future. An Owner who has used 18 Variable Divisions will no longer have the Guaranteed Interest Division available for future use.

 We will pay the Death Proceeds when the Insured dies if the Policy is still in force. The Death Proceeds will equal the death benefit, reduced by any outstanding Policy Loan, accrued loan interest, and any charges incurred prior to the date of the Insured's death. The death benefit consists of two elements: the Base Death Benefit and any amount added by Rider. The Policy will remain in force as long as the Net Account Value remains positive.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
           PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

       THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
         A PROSPECTUS FOR THE PORTFOLIO OR PORTFOLIOS BEING CONSIDERED
  MUST ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ IN CONJUNCTION HEREWITH.
               IN THIS PROSPECTUS  "WE," "US" AND "OUR" REFER TO
                  SECURITY LIFE OF DENVER INSURANCE COMPANY.

              THIS POLICY IS NOT AVAILABLE IN ALL JURISDICTIONS.
 THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. THE FEATURES OF ANY POLICY ISSUED MAY
   VARY DEPENDING ON THE STATE IN WHICH THE CONTRACT IS ISSUED. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATION REGARDING THE OFFERING DESCRIBED IN THIS
   PROSPECTUS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR ANY ATTACHED
                              SUPPLEMENT HERETO.

Date of Prospectus: December 31, 1997

Form V-56-97

 The policy is guaranteed not to lapse, regardless of its Net Account Value if, on each Monthly Processing Date during the first three Policy years, the sum of premiums paid, less the sum of Partial Withdrawals and Policy Loans taken including accrued loan interest, is greater than or equal to the sum of the applicable minimum monthly premiums for each Policy Month starting with the first Policy Month to and including the Policy Month which begins on the current Monthly Processing Date. The minimum monthly premium is equal to one twelfth of the Minimum Annual Premium. If the Guaranteed Minimum Death Benefit provision is purchased, the Stated Death Benefit portion of the Policy will remain in force for the Guarantee Period. To continue the Guarantee Period, the required premiums must be paid and the Net Account Value must remain diversified.

 The Policy permits the Owner to choose from two death benefit options which may increase the Base Death Benefit above the Stated Death Benefit: Option 1, a fixed benefit that equals the Stated Death Benefit, and Option 2, a benefit that equals the Stated Death Benefit plus the Account Value. The Base Death Benefit in force as of any Valuation Date will not be less than the amount necessary to qualify the Policy as a life insurance contract under the Internal Revenue Code in existence at the time the Policy is issued.

 When applying for the Policy, the Owner irrevocably chooses which of two tests for compliance with the Federal income tax law definition of life insurance we will apply to the Policy. These tests are the Cash Value Accumulation Test and the Guideline Premium/Cash Value Corridor Test. If the Guideline Premium/Cash Value Corridor Test is chosen, premium amounts will be limited based on the death benefit of the Policy.

 We will not allocate funds to the Policy until we receive the Initial Premium and we have approved the Policy for issue. Thereafter, the timing and amount of premium payments may vary, within specified limits. A higher premium level may be required to keep the Guaranteed Minimum Death Benefit in force. After certain deductions have been made, Net Premiums may be allocated to one or more of the Divisions of the Variable Account and to the Guaranteed Interest Division. A Policy may be returned according to the terms of the Right to Examine Policy Period (also called the Free Look Period). Net Premiums allocated to the Variable Account will be held in the Division investing in the Fidelity VIP Money Market Portfolio of the Variable Account during the Free Look Period. The assets of the Divisions of the Variable Account will be used to purchase, at net asset value, shares of designated Portfolios of various investment companies.

 The Policy Account Value is the sum of the amounts in the Divisions of the Variable Account plus the amount in the Guaranteed Interest Division and the amount in the Loan Division. The value of the amounts allocated to the Divisions of the Variable Account will vary with the investment experience of the corresponding Portfolios; there is no minimum guaranteed cash value for amounts allocated to the Divisions of the Variable Account. The value of amounts allocated to the Guaranteed Interest Division will depend on the interest rates we declare. The Account Value will also reflect deductions for the cost of insurance and expenses, as well as increases for additional Net Premiums.

 Replacing existing insurance coverage with the Policy described in this prospectus may not be advantageous.

ISSUED BY:         Security Life of Denver              BROKER DEALER:  ING America Equities, Inc.
                   Insurance Company                                    1290 Broadway
                   Security Life Center                                 Attn: Variable
                   1290 Broadway                                        Denver, CO 80203-5699
                   Denver, CO 80203-5699                                (303) 860-2000
                   (800) 525-9852

THROUGH ITS:       Security Life Separate Account L1

ADMINISTERED AT:   Customer Service Center
                   P.O. Box 173763
                   Denver, CO 80217-3763
                   (800) 933-5858

PROSPECTUS DATED:  December 31, 1997

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Strategic Advantage                    2


TABLE OF CONTENTS
DEFINITION OF SPECIAL TERMS USED IN THIS PROSPECTUS .........................................................  6

POLICY SUMMARY . ............................................................................................ 10
GENERAL INFORMATION ......................................................................................... 10
DEATH BENEFITS .............................................................................................. 10
BENEFITS AT MATURITY ........................................................................................ 10
ADDITIONAL BENEFITS ......................................................................................... 10
PREMIUMS .................................................................................................... 10
ALLOCATION OF NET PREMIUMS .................................................................................. 11
MAXIMUM NUMBER OF INVESTMENT DIVISIONS ...................................................................... 11
POLICY VALUES ............................................................................................... 11
DETERMINING THE VALUE IN THE DIVISIONS OF THE VARIABLE ACCOUNT .............................................. 11
HOW WE CALCULATE ACCUMULATION UNIT VALUES FOR EACH DIVISION ................................................. 11
TRANSFERS OF ACCOUNT VALUES ................................................................................. 11
DOLLAR COST AVERAGING ....................................................................................... 12
AUTOMATIC REBALANCING ....................................................................................... 12
LOANS ....................................................................................................... 12
PARTIAL WITHDRAWALS ......................................................................................... 12
SURRENDER ................................................................................................... 12
RIGHT TO EXCHANGE POLICY .................................................................................... 12
LAPSE ....................................................................................................... 12
REINSTATEMENT ............................................................................................... 12
CHARGES AND DEDUCTIONS ...................................................................................... 13
PERSISTENCY REFUND .......................................................................................... 13
REFUND OF SALES CHARGES ..................................................................................... 13
TAX CONSIDERATIONS .......................................................................................... 13

INFORMATION ABOUT SECURITY LIFE, THE VARIABLE ACCOUNT, THE INVESTMENT OPTIONS AND THE
         GUARANTEED INTEREST DIVISION ....................................................................... 14
SECURITY LIFE OF DENVER INSURANCE COMPANY ................................................................... 14
SECURITY LIFE SEPARATE ACCOUNT L1 ........................................................................... 14
MAXIMUM NUMBER OF INVESTMENT DIVISIONS ...................................................................... 15
INVESTMENT OBJECTIVES OF THE PORTFOLIOS ..................................................................... 15
THE GUARANTEED INTEREST DIVISION ............................................................................ 20

DETAILED INFORMATION ABOUT THE STRATEGIC ADVANTAGE VARIABLE UNIVERSAL LIFE POLICY ........................... 21
         APPLYING FOR A POLICY .............................................................................. 21
PREMIUMS .................................................................................................... 22
         Scheduled Premiums ................................................................................. 22
         Unscheduled Premium Payments ....................................................................... 22
         Minimum Annual Premium ............................................................................. 23
         Special Continuation Period ........................................................................ 23
         Premium Payments Affect the Continuation of Coverage ............................................... 23
         Choice of Definitional Tests ....................................................................... 24
         Choice of Guaranteed Minimum Death Benefit Provisions .............................................. 24
         Modified Endowment Contracts ....................................................................... 24
ALLOCATION OF NET PREMIUMS .................................................................................. 24
DEATH BENEFITS .............................................................................................. 25
         Death Benefit Options .............................................................................. 25
         Guaranteed Minimum Death Benefit Provision ......................................................... 26
         Requirements to Maintain the Guarantee Period ...................................................... 27
         Changes in Death Benefit Amounts ................................................................... 27
BENEFITS AT MATURITY ........................................................................................ 28

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Strategic Advantage                    3


ADDITIONAL BENEFITS ......................................................................................... 28
         Accidental Death Benefit Rider ..................................................................... 28
         Adjustable Term Insurance Rider .................................................................... 28
         Additional Insured Rider ........................................................................... 29
         Guaranteed Insurability Rider ...................................................................... 29
         Right to Exchange Rider ............................................................................ 29
         Waiver of Cost of Insurance Rider .................................................................. 29
         Waiver of Specified Premium Rider .................................................................. 29
POLICY VALUES ............................................................................................... 30
         Account Value ...................................................................................... 30
         Cash Surrender Value ............................................................................... 30
         Net Cash Surrender Value ........................................................................... 30
         Net Account Value .................................................................................. 30
DETERMINING THE VALUE OF AMOUNTS IN THE DIVISIONS OF THE VARIABLE ACCOUNT ................................... 30
HOW WE CALCULATE ACCUMULATION UNIT VALUES FOR EACH DIVISION ................................................. 30
TRANSFERS OF ACCOUNT VALUES ................................................................................. 31
DOLLAR COST AVERAGING ....................................................................................... 31
AUTOMATIC REBALANCING ....................................................................................... 32
POLICY LOANS ................................................................................................ 33
PARTIAL WITHDRAWALS ......................................................................................... 34
SURRENDER ................................................................................................... 35
RIGHT TO EXCHANGE POLICY .................................................................................... 35
LAPSE ....................................................................................................... 35
         If the Guaranteed Minimum Death Benefit Provision Is Not in Effect ................................. 35
         If the Guaranteed Minimum Death Benefit Provision Is in Effect ..................................... 35
GRACE PERIOD ................................................................................................ 36
REINSTATEMENT ............................................................................................... 36

CHARGES, DEDUCTIONS AND REFUNDS ............................................................................. 37
DEDUCTIONS FROM PREMIUMS .................................................................................... 37
         Tax Charges ........................................................................................ 37
         Sales Charges ...................................................................................... 38
DAILY DEDUCTIONS FROM THE VARIABLE ACCOUNT .................................................................. 38
         Mortality and Expense Risk Charge .................................................................. 38
MONTHLY DEDUCTIONS FROM THE ACCOUNT VALUE ................................................................... 38
         Initial Policy Charge .............................................................................. 39
         Monthly Administrative Charge ...................................................................... 39
         Cost of Insurance Charges .......................................................................... 39
         Charges for Additional Benefits .................................................................... 40
         Guaranteed Minimum Death Benefit Charge ............................................................ 40
         Changes in Monthly Charges ......................................................................... 40
POLICY TRANSACTION FEES ..................................................................................... 40
         Partial Withdrawal ................................................................................. 40
         Transfers .......................................................................................... 40
         Allocation Changes ................................................................................. 41
         Illustrations ...................................................................................... 41
PERSISTENCY REFUND .......................................................................................... 41
REFUND OF SALES CHARGES ..................................................................................... 41
CHARGES FROM PORTFOLIOS ..................................................................................... 41
GROUP OR SPONSORED ARRANGEMENTS ............................................................................. 44
OTHER CHARGES ............................................................................................... 44

TAX CONSIDERATIONS .......................................................................................... 44
LIFE INSURANCE DEFINITION ................................................................................... 44
DIVERSIFICATION REQUIREMENTS ................................................................................ 45

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Strategic Advantage                    4

MODIFIED ENDOWMENT CONTRACTS ................................................................................ 45
TAX TREATMENT OF PREMIUMS ................................................................................... 46
LOANS, LAPSES, SURRENDERS AND WITHDRAWALS ................................................................... 46
         If the Policy Is Not a Modified Endowment Contract ................................................. 46
         If the Policy Is a Modified Endowment Contract ..................................................... 46
ALTERNATIVE MINIMUM TAX ..................................................................................... 47
SECTION 1035 EXCHANGES ...................................................................................... 47
TAX-EXEMPT POLICY OWNERS .................................................................................... 47
CHANGES TO COMPLY WITH LAW .................................................................................. 47
OTHER ....................................................................................................... 47

ADDITIONAL INFORMATION ABOUT THE POLICY ..................................................................... 48
VOTING PRIVILEGES ........................................................................................... 48
RIGHT TO CHANGE OPERATIONS .................................................................................. 48
REPORTS TO OWNERS ........................................................................................... 49

OTHER GENERAL POLICY PROVISIONS ............................................................................. 49
FREE LOOK PERIOD ............................................................................................ 49
THE POLICY .................................................................................................. 49
AGE ......................................................................................................... 50
OWNERSHIP ................................................................................................... 50
BENEFICIARY ................................................................................................. 50
COLLATERAL ASSIGNMENT ....................................................................................... 50
INCONTESTABILITY ............................................................................................ 50
MISSTATEMENTS OF AGE OR SEX ................................................................................. 50
SUICIDE ..................................................................................................... 50
PAYMENT ..................................................................................................... 51
NOTIFICATION AND CLAIMS PROCEDURES .......................................................................... 51
TELEPHONE PRIVILEGES ........................................................................................ 51
NON-PARTICIPATING ........................................................................................... 51
DISTRIBUTION OF THE POLICIES ................................................................................ 51
SETTLEMENT PROVISIONS ....................................................................................... 52

ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES AND SURRENDER VALUES, AND ACCUMULATED PREMIUMS .............. 53

ADDITIONAL INFORMATION ...................................................................................... 61
DIRECTORS AND OFFICERS ...................................................................................... 61
STATE REGULATION ............................................................................................ 64
LEGAL MATTERS ............................................................................................... 64
LEGAL PROCEEDINGS ........................................................................................... 64
EXPERTS ..................................................................................................... 64
REGISTRATION STATEMENT ...................................................................................... 64

FINANCIAL STATEMENTS ........................................................................................ 65

APPENDIX A ..................................................................................................140

APPENDIX B ..................................................................................................148

APPENDIX C ..................................................................................................149
PERFORMANCE INFORMATION .....................................................................................149

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Strategic Advantage                    5

DEFINITION OF SPECIAL TERMS USED IN THIS PROSPECTUS

As used in this prospectus, the following terms have the indicated meanings. There are other capitalized terms which are explained or defined in other parts of this prospectus.

Account Value -- The sum of the amounts allocated to the Divisions of the Variable Account and to the Guaranteed Interest Division, as well as any amount set aside in the Loan Division to secure a Policy Loan.

Accumulation Unit -- A unit of measurement which we use to calculate the Account
     Value in each Division of the Variable Account.

Accumulation Unit Value -- The value of an Accumulation Unit of each Division of the Variable Account. The Accumulation Unit Value is determined as of each Valuation Date.

Adjustable Term Insurance Rider -- The Adjustable Term Insurance Rider is available to add death benefit coverage to the Policy. The Adjustable Term Insurance Rider allows the Owner to schedule the pattern of death benefits appropriate for future needs. The Adjustable Term Insurance Rider is not guaranteed under the Guaranteed Minimum Death Benefit provision.

Age -- The Insured's Age at any time is his or her age on the birthday nearest the Policy Date increased by the number of full Policy years elapsed since the Policy Date.

Base Death Benefit -- The Base Death Benefit will vary according to which death benefit option is chosen: Under Option 1, the Base Death Benefit equals the Stated Death Benefit of the Policy. Under Option 2, the Base Death Benefit equals the Stated Death Benefit of the Policy plus the Account Value. Under Option 3, which is available only on policies delivered on or before December 31, 1997, the Base Death Benefit equals the Stated Death Benefit of the Policy plus the sum of all premiums paid minus Partial Withdrawals taken under the Policy. The Base Death Benefit may be greater than the amount described to comply with the Federal income tax law definition of life insurance.

Beneficiary(ies) -- The person or persons designated to receive the Death
     Proceeds in the case of the death of the Insured.

Cash Surrender Value -- The amount of the Account Value plus any refund of sales charges due.

Customer Service Center -- Our administrative office at P.O. Box 173763, Denver,
     CO 80217-3763.

Death Proceeds -- The amount payable on the death of the Insured. It equals the Base Death Benefit plus any Riders, if applicable, reduced by any outstanding Policy Loan and accrued loan interest, further reduced by any Policy charges incurred prior to the date of the insured's death but not yet deducted.

Division(s) -- The Loan Division and the investment options available: The
     Divisions of the Variable Account, each of which invests in shares of one of the Portfolios and the Guaranteed Interest Division.

Free Look Period -- The period of time within which the Owner may examine the Policy and return it for a refund. This is also called the Right to Examine Policy Period.

General Account -- The account which contains all of our assets other than those held in the Variable Account or our other separate accounts.

Guarantee Period -- The period during which the Stated Death Benefit is guaranteed under the Guaranteed Minimum Death Benefit provision. The two available Guarantee Periods are (i) to the Insured's Age 65 or 10 years from the Policy Date, whichever is later, or (ii) the lifetime of the Insured. The Guarantee Period will end prior to the selected date any time the Guarantee Period Annual Premium has not been paid or on any Monthly Processing Date that the Net Account Value is not diversified according to our requirements.

Guarantee Period Annual Premium -- The premium payment level required to maintain the Guarantee Period.

Guaranteed Interest Division -- Part of our General Account to which a portion of the Account Value may be allocated and which provides guarantees of principal and interest.

Guaranteed Minimum Death Benefit -- The optional provision in the Policy which guarantees that the Stated Death Benefit will remain in force for the Guarantee Period regardless of the amount of the Net


--------------------------------------------------------------------------------
Strategic Advantage                     6

     Account Value, provided certain conditions are met.

Initial Premium -- The premium which is required to be paid and received by our Customer Service Center in order for coverage to begin. Initial Premium is equal to the scheduled modal premiums which fall due from the policy effective date through the Investment Date.

Insured -- The person on whose life this Policy is issued and upon whose death the Death Proceeds are payable.

Investment Date -- The date we allocate funds to the Policy. We will allocate the initial Net Premium to the Policy on the Valuation Date immediately following the latest of the date we have received the Initial Premium, we have approved the Policy for issue, and all issue requirements have been met and received in our Customer Service Center.

Loan Division -- Part of our General Account in which funds are set aside to secure any outstanding Policy Loan and accrued loan interest when due.

Maturity Date -- The date the Policy matures. This is the Policy anniversary on which the Insured's Age is 100.

Minimum Annual Premium -- This premium must be paid during the first three
     Policy years in order to maintain the requirements of the special continuation period.

Monthly Processing Date -- The date each month on which the monthly deductions from the Account Value are due. The first Monthly Processing Date will be the Policy Date or the Investment Date, if later. Subsequent Monthly Processing Dates will be the same date as the Policy Date each month thereafter unless this is not a Valuation Date, in which case the Monthly Processing Date occurs on the next Valuation Date.

NASD -- National Association of Securities Dealers, Inc.

Net Account Value -- The amount of the Account Value minus any Policy Loan and accrued loan interest.

Net Amount at Risk -- The difference between the current Base Death Benefit and the amount of the Account Value.

Net Cash Surrender Value -- The amount available if the Policy is surrendered, which is equal to the Cash Surrender Value minus any Policy Loan and accrued loan interest.

Net Premium -- Premium amounts paid less the sales and tax charges. These charges are deducted from the premiums before the premium is applied to the Account Value.

Owner -- The individual, entity, partnership, representative or party who can exercise all rights over and receive the benefits of the Policy during the Insured's lifetime.

Partial Withdrawal -- The withdrawal of a portion of the Net Account Value from the Policy. The Partial Withdrawal may reduce the amount of Base Death Benefit and Target Death Benefit in force.

Policy -- The Policy consists of the basic Policy, any applications and any Riders or endorsements.



--------------------------------------------------------------------------------
Strategic Advantage                     7

Policy Loan -- The sum of amounts borrowed from the Policy, increased by any Policy Loan interest capitalized when due, and reduced by any Policy Loan repayments.

Policy Date -- The date upon which the Policy becomes effective.  The Policy
     Date is used to determine the Monthly Processing Date, Policy months, Policy years, and Policy monthly, quarterly, semi-annual and annual anniversaries. Unless otherwise indicated, the term "Policy anniversary" refers to the annual anniversary of the Policy.

Portfolios -- The investment options available to the Divisions of the Variable
     Account.  Each Portfolio has a defined investment objective.

Premium Class -- The underwriting class into which the Insured is categorized.
     This includes factors such as smoking status of the Insured, the approach to medical examinations we may use in issuing the Policy, as well as any substandard ratings which may apply. The Premium Class for the Policy is listed in the Schedule.

Rider -- A Rider adds benefits to the Policy.

Schedule -- The pages contained in the Policy which include the information specific to the Policy, such as the Insured's Age, the Policy Date, etc.

Scheduled Premium -- The premium amount specified by the Owner on the application as the amount which is intended to be paid at fixed intervals over a specified period of time. Premiums may be paid on a monthly, quarterly, semiannual, or annual basis, as specified. The Scheduled Premium need not be paid, and it may be changed at any time. Also, within limits, the Owner may pay less or more than the Scheduled Premium.

SEC -- The United States Securities and Exchange Commission.

Segment -- The Stated Death Benefit on the Policy Date is the initial Segment, or Segment 1. Each increase in the Stated Death Benefit (other than an option change) is a new Segment. The first year for a Segment begins on the effective date of the Segment and ends one year later. Each subsequent year begins at the end of the prior segment year. Each new Segment may be subject to a new Minimum Annual Premium, new sales charge, new cost of insurance charges, new incontestability and suicide exclusion periods.

Stated Death Benefit -- The sum of the Segments under the Policy.  The Stated
     Death Benefit changes when there is an increase or a decrease or when a transaction on the Policy causes it to change.

Target Death Benefit -- When an Adjustable Term Insurance Rider is added to the
     Policy, the Owner specifies the Target Death Benefit and Stated Death Benefit in the application for the Policy; the Adjustable Term Insurance Rider Death Benefit is the difference between the Target Death Benefit and the Base Death Benefit provided by the Policy. In no event will the Adjustable Term Insurance Rider Death Benefit be less than zero. The Adjustable Term Insurance Rider automatically adjusts over time for changes in the Base Death Benefit due to the Federal income tax law definition of life insurance to keep the Target Death Benefit at the desired amount. The Target Death Benefit for each year will be shown in the Schedule of the Policy when an Adjustable Term Insurance Rider exists on the Policy.

Target Premium --The premium on which the sales charge is calculated.

Transaction Date -- The date we receive a premium or an acceptable written or telephone request at our Customer Service Center. If a premium or request reaches our Customer Service Center on a day which is not a Valuation Date, or after the close of business on a Valuation Date (that is, after 4:00 p.m. Eastern Time), the Transaction Date will be the next succeeding Valuation Date.

Valuation Date -- Each date as of which the net asset value of the shares of the Portfolios and unit values of the Divisions are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange and Security Life's Customer Service Center are open for business or as may be required by law, except for days that a Division's corresponding Portfolio does not value its shares.

Valuation Period -- The period which begins at 4:00 p.m. Eastern Time on a Valuation Date and ends at 4:00 p.m. Eastern Time on the next succeeding Valuation Date.

Variable Account -- Security Life Separate Account L1 established by Security
     Life to segregate the assets funding the Policy from the assets in our General Account. The Variable Account is divided into Divisions, each of which invests in shares of one of


--------------------------------------------------------------------------------
Strategic Advantage                     8
     the Portfolios.



--------------------------------------------------------------------------------
Strategic Advantage                     9

POLICY SUMMARY

The purpose of this policy summary is to provide a brief overview of the Policy. Further detail is provided in the Policy and in the detailed information appearing elsewhere in this prospectus. The discussion in this prospectus assumes that any state variation will be covered in a special prospectus supplement or in the form of policy approved in that state, as appropriate. The terms under which the policies are issued may also vary from those described in this prospectus based on particular circumstances. The description of the Policy in this prospectus is subject to the terms of the Policy purchased by an owner or any rider to it. An applicant may review a copy of the Policy and any rider to it on request.

General Information

The Policy provides life insurance protection on the life of the Insured. So long as the Policy remains in force, we will pay a death benefit when the Insured dies. We will pay a maturity benefit in lieu of a death benefit when the Policy reaches the Maturity Date during the lifetime of the Insured.

Strategic Advantage is designed primarily for use on a multi-life basis where the Insureds share a common employment or business relationship. The Policy may be owned individually or by a corporation, trust, association or similar entity. The Policy may be used for such purposes as informally funding non-qualified executive deferred compensation or salary continuation plans, retiree medical benefits, or other purposes.

Death Benefits

We will pay the Death Proceeds to the Beneficiary upon the death of the Insured while the Policy remains in force. The Death Proceeds will be equal to the Base Death Benefit plus any amounts payable from any additional benefits provided by Rider, reduced by the amount of any outstanding Policy Loan and any accrued loan interest. See Death Benefits, page 20.

When we issue the Policy, the death benefit is equal to the Stated Death Benefit applied for plus any amount added by Adjustable Term Insurance Rider. The minimum Stated Death Benefit for which we will issue a Policy is $50,000; however, we may lower the minimum Stated Death Benefit for certain group or sponsored arrangements or corporate purchasers.

Generally, the Policy will remain in force only as long as the Net Account Value is sufficient to pay all the monthly deductions. However, if the special continuation period is in effect (during the first three policy years) and minimum premiums have been paid as specified in the section on Lapse (see Lapse, page 31 ) then the Policy and all Riders are guaranteed not to lapse, regardless of the amount of the Net Account Value.

The Stated Death Benefit of the Policy may also remain in force after the first three policy years (special continuation period) even if the Net Account Value is insufficient to pay all the monthly deductions if the Guaranteed Minimum Death Benefit provision is in effect and the requirements have been met. See Guaranteed Minimum Death Benefit Provision, page 22.

Benefits at Maturity

If the Insured is still living on the Maturity Date, we will pay the Net Account Value. The Policy will then end. See Benefits at Maturity, page 24.

Additional Benefits

Additional benefits may be included with the Policy, and are attached to the Policy by Rider. The charge for these additional benefits is deducted monthly from the Account Value. We offer a variety of additional benefits. See Additional Benefits, page 24.

Premiums

The Policy is a flexible premium policy, so the amount and frequency of the premiums may vary, within limits. There are no required premium payments other than payments required to keep the Policy in force or payments required to maintain certain benefits as described below.

The Initial Premium must be paid in order for us to issue the Policy. The Minimum Annual Premium must be paid in order to meet the requirements for the three year special continuation period. If the Owner purchases one of two Guaranteed Minimum Death Benefit provisions, the Guarantee Period Annual Premium must be paid to maintain the Guarantee Period.

The Scheduled Premium is selected by the Owner and specified when application is made for the Policy. The Scheduled Premium may not necessarily be sufficient to maintain the Guarantee Period for one of the Guaranteed Minimum Death Benefit provisions or to keep the Policy in force.

Since this is a flexible premium life insurance Policy, the


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Strategic Advantage                     10
amount of premiums paid will affect the length of time the Policy will stay in force. See Premium Payments Affect The Continuation of Coverage, page 19.

Allocation of Net Premiums

After certain premium-based charges are deducted from each premium, the balance, called the Net Premium, is added to the Account Value based on the premium allocation instructions. Net Premiums may be allocated to one or more of the Divisions of the Variable Account, or to the Guaranteed Interest Division, or both. However, amounts can be allocated to no more than 18 Divisions over the life of the Policy. Amounts allocated to the Divisions of the Variable Account will be held in the Division investing in the Fidelity VIP Money Market Portfolio until the end of the Free Look Period. Amounts allocated to the Guaranteed Interest Division will be allocated to that Division upon receipt. At the end of the Free Look Period, the funds held in the Fidelity VIP Money Market Division will be reallocated to other Divisions of the Variable Account according to the most recent premium allocation instructions. The amounts allocated to the Guaranteed Interest Division will remain in that Division.

Net Premiums received after the Free Look Period will be allocated upon receipt according to the most recent written premium allocation instructions. Allocation percentages must be in whole numbers, with the sum equaling 100%. See Allocation of Net Premiums, page 20.

Maximum Number of Investment Divisions

The Owner may utilize a maximum of 18 Divisions for investment over the lifetime of the Policy until current administrative systems are enhanced. See Maximum Number of Investment Divisions, page 14.

Policy Values

The Policy Account Value is equal to the sum of the amounts in the Guaranteed Interest Division and in the Divisions of the Variable Account. It also includes any amount we set aside in the Loan Division as collateral for any outstanding Policy Loan. The Account Value reflects Net Premiums paid, as well as deductions for charges. It will also reflect the investment experience of amounts allocated to the Divisions of the Variable Account, and interest earned on amounts allocated to the Guaranteed Interest Division and the Loan Division. Any Partial Withdrawal and any service fee will be deducted from the Account Value.

The Cash Surrender Value of the Policy is equal to the Account Value plus any refund of sales charges due.

The Net Cash Surrender Value of the Policy is equal to the Cash Surrender Value less the amount of any outstanding Policy Loan and accrued loan interest.

The Net Account Value of the Policy is equal to the Account Value less the amount of any outstanding Policy Loan and accrued loan interest.

Determining the Value in the Divisions of the Variable Account

The amounts included in the Divisions of the Variable Account are measured in terms of Accumulation Units and Accumulation Unit Values. On any given day, the value of the amount in a Division of the Variable Account is equal to the Accumulation Unit Value times the number of Accumulation Units credited to that Division. The Accumulation Units of each Division of the Variable Account will have different Accumulation Unit Values. See Determining the Value of Amounts in the Divisions of the Variable Account, page 26.

How We Calculate Accumulation Unit Values for Each Division

We determine Accumulation Unit Values for each Division of the Variable Account as of each Valuation Date. All Policy transactions are effective as of a Valuation Date. The Accumulation Unit Value of each Division reflects the investment experience of the underlying Portfolio for the Valuation Period as well as asset based charges deducted in connection with the Policy and the expenses of the Portfolio. See How We Calculate Accumulation Unit Values for Each Division, page 26.

Transfers of Account Values

After the Free Look Period, up to 12 transfers among Divisions of the Variable Account or to the Guaranteed Interest Division may be made in each Policy year without charge. There will be a $25 charge for each transfer over 12 in a Policy year. Transfers due to the operation of Automatic Rebalancing or Dollar Cost Averaging are not included in determining the limit on transfers without a charge. The minimum amount we will transfer is $100.

Once during the first 30 days of each Policy year, transfers


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Strategic Advantage                     11
may be made from the Guaranteed Interest Division. Transfer amounts from the Guaranteed Interest Division to the Divisions of the Variable Account are limited. Transfers of the Account Value to the Guaranteed Interest Division are not limited to this 30-day period. See Transfers of Account Values, page 27.

Dollar Cost Averaging

Dollar Cost Averaging is available by electing this feature at the time of application or at any other time by completing the appropriate form. We offer Dollar Cost Averaging to Owners who have at least $10,000 either in the Division investing in the Fidelity VIP Money Market Portfolio or the Division investing in the Neuberger & Berman AMT Limited Maturity Bond Portfolio of the Variable Account. There is no charge for this feature. See Dollar Cost Averaging, page 27.

Automatic Rebalancing

Automatic Rebalancing is available by electing this feature at the time of application or by completing the appropriate form. Automatic Rebalancing allows the Owner to match Account Value allocations over time to allocation percentages specified. We will charge a fee of $25 each time the allocation is changed more often than five times per Policy year; otherwise, there is no charge for this feature. See Automatic Rebalancing, page 28.

Loans

Loans may be taken against the Policy's Account Value. Unless otherwise required by state law, the loan must be at least $100. Loan interest accrues at an annualized rate of 3.75%. The Loan Division earns a guaranteed rate of interest equal to 3% on an annualized basis. See Policy Loans, page 29.

Partial Withdrawals

A Partial Withdrawal of a portion of the Net Account Value may be requested any time after the first Policy year, within limits. One Partial Withdrawal is allowed each Policy year. See Partial Withdrawals, page 30.

Surrender

The Policy may be surrendered for its Net Cash Surrender Value at any time while the Insured is living. The Net Cash Surrender Value of the Policy equals the Cash Surrender Value minus any Policy Loan and accrued loan interest. We will compute the Net Cash Surrender Value as of the Valuation Date we receive the request for surrender and the Policy at our Customer Service Center, and all insurance coverage will end on that date. See Surrender, page 30.

Right to Exchange Policy

At any time during the first 24 months following the Policy Date or a requested increase to the Stated Death Benefit, the Owner may exercise the right to exchange the Policy from one in which the Account Value is not guaranteed into a guaranteed Policy unless required differently by state law. See Right to Exchange Policy, page 31.

Lapse

Insurance coverage will continue as long as the Net Account Value of the Policy is sufficient to pay all the deductions that are taken out of the Account Value each month.

In addition, during the first three Policy years if the conditions of the special continuation period have been met, the Policy and all attached Riders are guaranteed not to lapse, regardless of the amount of the Net Account Value.

Also, if the Guaranteed Minimum Death Benefit provision has been elected and the requirements to maintain the Guarantee Period have been met, the Stated Death Benefit portion of the Policy will remain in effect after the first three policy years (special continuation period) regardless of the amount of the Net Account Value. However, if the requirements to maintain the Guarantee Period have not been met, the Guaranteed Minimum Death Benefit provision will lapse. See Lapse, page 31.

Reinstatement

A lapsed Policy and its Riders may be reinstated within five years of its lapse if it has not been surrendered for its Net Cash Surrender Value. However the Guaranteed Minimum Death Benefit Provision cannot be reinstated. New evidence of insurability and payment of certain reinstatement premiums will be required. We will also reinstate any Policy Loan which existed when coverage ended, with accrued loan interest to the date of lapse. See Reinstatement, page 32.



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Strategic Advantage                     12

Charges and Deductions

Deductions From Premiums: The following charges are deducted from each premium before it is applied to the Account Value:

  (i) Tax Charges-- A charge currently equal to 2.5% of premiums is deducted for state and local premium taxes. A charge currently equal to 1.5% of each premium is deducted to cover our estimated cost of the Federal income tax treatment of deferred acquisition costs. We reserve the right to increase or decrease the premium expense charges for taxes due to any change in tax law. We further reserve the right to increase or decrease the premium expense charge for the Federal deferred acquisition cost due to any change in the cost to us.

  (ii) Sales Charge -- A charge equal to a percentage of each premium based on the amount of premium paid and the number of years since the Policy Date or the date of an increase in coverage is deducted to cover a portion of our expenses in issuing this Policy. For each of the first five Policy years, this charge is equal to 8% of premiums paid up to the Target Premium and 3% of premiums paid in excess of the Target Premium. In the sixth Policy year and thereafter, the sales charge is equal to 3% of all premiums paid.

See Deductions from Premiums, page 32.

Deductions From The Variable Account: A mortality and expense risk charge is assessed against the Divisions of the Variable Account in the amount of 0.75% per annum (0.002055% per day). We assess the mortality and expense risk charge to compensate us for assuming mortality and expense risks under the Policies. See Daily Deductions from the Variable Account, page 33.

Monthly Deductions From The Account Value: The following charges are deducted from the Account Value at the beginning of each Policy month:

  (i)   Initial Policy Charge -- $10 per month for the first five Policy years.

  (ii) Monthly Administrative Charge -- $5 per month plus $0.0125 per thousand of Stated Death Benefit (or Target Death Benefit if greater). The per thousand charge is limited to $15 per month.

  (iii) Cost of Insurance Charge -- A monthly charge based on the Net Amount at Risk on the life of the Insured. The amount of this charge differs for Base Death Benefit and Adjustable Term Insurance Rider, if any, as well as for multiple Segments.

  (iv) Charges for Additional Benefits -- The cost of any additional benefits added by Rider, other than the Adjustable Term Insurance Rider.

  (v) Guaranteed Minimum Death Benefit Charge -- currently $0.005 per thousand of the Stated Death Benefit during the Guarantee Period. This charge is guaranteed to never be greater than $.01 per thousand of the Stated Death Benefit.

See Monthly Deductions from the Account Value, page 33.

Policy Transaction Fees: Policy Transaction Fees are deducted from the Divisions of the Variable Account and Guaranteed Interest Division in the same proportion that the Account Value in each Division bears to the Net Account Value immediately after the transaction for which the charge is made. See Policy Transaction Fees, page 34.

Charges From Portfolios: Shares of the Portfolios are purchased at net asset value, which reflects investment management and other direct expenses that have already been deducted from the assets of the Portfolio. See Charges from Portfolios, page 35.

Persistency Refund

The Account Value will be credited with a Persistency Refund each Monthly Processing Date after the 10th Policy anniversary. See Persistency Refund, page 35.

Refund of Sales Charges

If the Policy has not lapsed, we will, upon full surrender of the Policy within the first 2 Policy years, return a portion of the sales charges previously deducted from premiums paid in the first policy year. See Refund of Sales Charges, page 35.

Tax Considerations

Under current Federal income tax law, death benefits of life insurance policies generally are not subject to income tax. In order for this treatment of the death benefit to apply, the Policy must qualify as a life insurance contract. The tax code provides for two tests to qualify a Policy as a life insurance contract. The Owner irrevocably selects which of these tests will apply to the Policy in the application. After the Policy Date, the Policy will reflect the test chosen. See Life Insurance Definition, page 38.



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Strategic Advantage                     13

Generally, under current Federal income tax law, Account Value earnings are not subject to income tax as long as they remain within the Policy. Loans, Partial Withdrawals, surrender, lapse or an exchange of Insured may result in recognition of ordinary income for tax purposes and may result in penalties if the Policy is considered a Modified Endowment Contract as explained in Modified Endowment Contracts, page 20.

INFORMATION ABOUT SECURITY LIFE, THE VARIABLE ACCOUNT, THE INVESTMENT OPTIONS AND THE GUARANTEED INTEREST DIVISION

Security Life of Denver Insurance Company

Security Life of Denver Insurance Company ("Security Life") is a stock life insurance company organized under the laws of the State of Colorado in 1929.
Our headquarters are located at 1290 Broadway, Denver, Colorado 80203-5699. We are admitted to do business in the District of Columbia and all states except New York. As of the end of 1996, Security Life and its consolidated subsidiaries had over $139.9 billion of life insurance in force. Our total assets exceeded $7.1 billion and our shareholder's equity exceeded $778 million, on a generally accepted accounting principles basis as of December 31, 1996. We offer a complete line of life insurance and retirement products, including annuities, individual and group life, pension products, and market life reinsurance.

Security Life actively manages its General Account investment portfolio to meet both long-term and short-term contractual obligations. The General Account portfolio invests primarily in investment-grade bonds and low-risk policy loans.

Security Life is a wholly owned indirect subsidiary of ING Groep, N.V. ("ING"), one of the world's three largest diversified financial services organizations. ING is headquartered in Amsterdam, The Netherlands, and has consolidated assets exceeding $277.9 billion on a Dutch (modified U.S.) generally accepted accounting principles basis as of December 31, 1996.

The principal underwriter and distributor for the Policies is ING America Equities, Inc. ("ING America Equities"), a wholly owned subsidiary of Security Life. ING America Equities is registered as a broker-dealer with the SEC and is a member of the NASD. The current address for ING America Equities is 1290 Broadway, Denver, Colorado, 80203-5699.

Security Life Separate Account L1

Security Life Separate Account L1 (the "Variable Account"), established on November 3, 1993 under the Insurance Law of the State of Colorado, is a unit investment trust registered with the SEC under the Investment Company Act of 1940. Such registration does not involve any supervision by the SEC of the management of the Variable Account or Security Life.

The Variable Account is a separate investment account of Security Life used to support our variable life insurance policies and for other purposes as permitted by applicable laws and regulations. The assets of the Variable Account are kept separate from our General Account and any other separate accounts we may have. We may offer other variable life insurance contracts that will invest in the Variable Account which are not discussed in this prospectus. The Variable Account may also invest in other securities which are not available to the Policy described in this prospectus.

We own all the assets in the Variable Account. Income and realized and unrealized gains or losses from assets in the Variable Account are credited to or charged against the Variable Account without regard to other income, gains or losses in our other investment accounts. In accordance with and under the provisions of Section 10-3-501(2) of the Colorado Revised Statutes, that portion of the assets of the Variable Account which is equal to the reserves and other Policy liabilities with respect to the Variable Account is not chargeable with liabilities arising out of any other business we conduct. This means that in the event Security Life were ever to become insolvent, the assets of the Variable Account are to be used first to pay Variable Account policy claims. Only if assets remain in the Variable Account after those claims have been satisfied can those assets be used to pay other policy Owners and creditors of Security Life. The Variable Account may, however, be subject to liabilities arising from Divisions of the Variable Account whose assets are attributable to other variable life policies offered by the Variable Account. If the assets exceed the required reserves and other policy liabilities, we may transfer the excess to our General Account. If the assets in the Variable Account are insufficient to satisfy Variable Account Policy owner claims, Section 10-3-541 provides that under certain circumstances the amount of those claims which are not satisfied are to be treated as Policy owner claims against the general account


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Strategic Advantage                     14
assets of the insurance company.

The Variable Account has several Divisions, each of which invests in shares of a corresponding Portfolio of a mutual fund. Therefore, the investment experience of a Policy depends on the experience of the Portfolios designated. These Portfolios are available only to serve as the underlying investment for variable annuity and variable life insurance contracts issued through separate accounts of Security Life as well as other life insurance companies and may be available to certain pension accounts. They are not available directly to individual investors.

Each of the Portfolios is a separate series of an open-end management investment company which receives investment advice from a registered investment adviser not otherwise affiliated with Security Life. The Neuberger & Berman Advisers Management Trust has organized its Portfolio to a master feeder structure. See the prospectus for the Neuberger & Berman Advisers Management Trust for more details.

The Portfolios as well as their investment objectives are described below. Shares of these Portfolios are sold to separate accounts of insurance companies, which may or may not be affiliated with Security Life or each other, a practice known as "shared funding." They may also sell shares to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners of Policies in which Account Values are allocated to the Variable Account and of owners of policies in which account values are allocated to one or more other separate accounts investing in any one of the Portfolios. Shares of these Portfolios may also be sold to certain qualified pension and retirement plans qualifying under Section 401 of the Code that include cash or deferred arrangements under Section 401(k) of the Code. As a result, there is a possibility that a material conflict may arise between the interests of owners generally, or certain classes of owners, and such retirement plans or participants in such retirement plans. In the event of a material conflict, Security Life will consider what action may be appropriate, including removing the Portfolio from the Variable Account. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Portfolio's prospectus.

The Divisions of the Variable Accounts investing in the Neuberger & Berman Advisers Management Trust Government Income Portfolio and the Van Eck Worldwide Balanced Fund will no longer accept new investments, including through transfers, automatic rebalancing or dollarcost averaging. Existing investments in these Funds will not need to be moved at this time, however, Security Life encourages investors in these Portfolios to consider making a voluntary exchange to another Division. Transfers of account values from the Government Income Portfolio Division or the Worldwide Balanced Fund Division to another Division of the Variable Account or to the Guaranteed Interest Division will not count against the 12 transfers permitted annually without charge under the Contract.

Maximum Number of Investment Divisions

The Owner may utilize a maximum of 18 Divisions for investment over the lifetime of the Policy until current administrative systems are enhanced. The Divisions include the Divisions of the Variable Account and the Guaranteed Interest Division, but exclude the Loan Division. For example, if the Owner has allocated or transferred funds to 17 Divisions of the Variable Account and to the Guaranteed Interest Division (or to 18 Divisions of the Variable Account), those will be the only Divisions to which the Owner can subsequently allocate or transfer funds. Therefore, Owners may prefer to utilize fewer Divisions in the early years of the Policy so as to leave open the option to transfer to other Divisions in the future. An Owner who has used 18 Variable Divisions will no longer have the Guaranteed Interest Division available for future use.

Investment Objectives of the Portfolios

Each Portfolio has a different investment objective that it tries to achieve by following its investment strategy. The objectives and policies of each Portfolio will affect its return and its risks. A summary of the investment objectives is contained in the description of each Portfolio below. More detailed information may be found in the current prospectus for each Portfolio. A prospectus for the Portfolios being considered must accompany this prospectus and should be read in conjunction with it.

Neuberger & Berman Advisers Management Trust

The Neuberger & Berman Advisers Management Trust (the "Trust") is a registered, open-end management investment company organized as a Delaware business trust pursuant to a Trust Instrument dated May 23, 1994. The Trust is comprised of separate Portfolios, each of which invests all of its net investable assets in a corresponding series of Advisers Managers Trust ("Managers Trust"), a diversified, open-end management investment company organized as of May 24, 1994 as a New York common law trust. This master feeder structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. Neuberger & Berman Management Incorporated acts as investment manager to Managers Trust and Neuberger & Berman, L.L.C. as sub-adviser.



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Strategic Advantage                     15

Limited Maturity Bond Portfolio -- seeks the highest current income consistent with low risk to principal and liquidity. As a secondary objective, it also seeks to enhance its total return. The Limited Maturity Bond Portfolio pursues its investment objectives by investing in a diversified portfolio of U.S. Government and Agency securities and investment grade debt securities issued by financial institutions, corporations and others. The Limited Maturity Bond Portfolio may invest up to 10% of its net assets, measured at the time of investment, in fixed income securities rated below investment grade or in comparable unrated securities. The Limited Maturity Bond Portfolio's dollar weighted average portfolio duration may range up to four years.

Government Income Portfolio -- (no longer available for new   investments) seeks
  a high level of current income and total return, consistent with safety of principal. The Portfolio invests at least 65% of its total assets in U.S. Government and Agency securities, with an emphasis on U.S. Government mortgage backed securities. In addition, the Portfolio invests at least 25% of its total assets in mortgage backed securities (including U.S. Government mortgage backed securities) and asset backed securities. The investment manager follows a flexible investment strategy depending on market conditions and interest rate trends.

Growth Portfolio -- seeks capital appreciation without regard   to income and
  invests in small-, medium-, and large-, capitalization securities believed to have maximum potential for long-term capital appreciation. The portfolio is managed using a growth-oriented investment approach. A growth-oriented approach seeks stocks of companies that are projected to grow at above-average rates and faster than others expect.

Partners Portfolio -- seeks capital growth through an investment approach that is designed to increase capital with reasonable risk. Its investment program seeks securities believed to be undervalued based on strong fundamentals such as low price to earnings ratio, consistent cash flow, and the Company's track record through all points of the market cycle. Up to 15% of the series' net assets, measured at the time of investment, may be invested in corporate debt securities rated below investment grade or comparable unrated securities.

The Alger American Fund

The Alger American Fund is a registered investment company organized on April 6, 1988 as a multi-series Massachusetts business trust. The Fund's investment manager is Fred Alger Management, Inc., which has been in the business of providing investment advisory services since 1964.



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Strategic Advantage                     16

Alger American Small Capitalization Portfolio -- seeks to   obtain long term
  capital appreciation. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell 2000 Growth Index ("Russell Index") or the S&P SmallCap 600 Index ("S&P Index"), updated quarterly. Both indexes are broad indexes of small capitalization stocks. As of June 30, 1997, the range of market capitalization of the companies in the Russell Index was $13 million to $1.56 billion; the range of market capitalization of the companies in the S&P Index at that date was $35 million to $3.025 billion. The combined range was $13 million to $ 3.025 billion.

Alger American MidCap Growth Portfolio -- seeks long-term   capital
  appreciation. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the S&P MidCap 400 Index, updated quarterly. The S&P MidCap 400 Index is designed to track the performance of medium capitalization companies. As of June 30, 1997, the range of market capitalization of these companies was $100 million to $9.149 billion.

Alger American Growth Portfolio -- seeks to obtain long-term capital appreciation. The Portfolio will invest its assets primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. Except during temporary defensive periods, the Portfolio will invest at least 65% of its total assets in the securities of companies that, at the time of purchase of the securities, have a total market capitalization of $1 billion or greater.

Alger American Leveraged AllCap Portfolio -- seeks long- term capital appreciation. The Portfolio may purchase put and call options and sell (write) covered call and put options on securities and securities indexes to increase gain and to hedge against the risk of unfavorable price movements, and may enter into futures contracts on securities indexes and purchase and sell call and put options on these futures. The Portfolio may also borrow money for the purchase of additional securities. The Portfolio may borrow only from banks and may not borrow in excess of one third of the market value of its assets, less liabilities other than such borrowing. Except during temporary defensive periods, the Portfolio will invest 85% of its net assets in equity securities of companies of any size.

Fidelity Variable Insurance Products Fund and Variable Insurance Products Fund
II


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Strategic Advantage                     17

Fidelity Variable Insurance Products Fund and Variable Insurance Products Fund II are open-end, diversified, management investment companies organized as Massachusetts business trusts on November 13, 1981 and March 21, 1988, respectively. The funds are managed by Fidelity Management & Research Company ("FMR") which handles the Funds' business affairs, with the exception of the VIP II Index 500 Portfolio which is sub-advised by Bankers Trust Company. FMR is the management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager.

VIP Growth Portfolio -- seeks capital appreciation by investing in common stocks, although the Portfolio is not limited to any one type of security.

VIP Overseas Portfolio -- seeks long term growth of capital   primarily through
  investments in foreign securities. The Overseas Portfolio provides a means for investors to diversify their own portfolios by participating in companies and economies outside of the United States.

VIP Money Market Portfolio -- seeks as high a level of current income as is consistent with preserving capital and providing liquidity. The Portfolio will invest only in high quality U.S. dollar-denominated money market securities of domestic and foreign issuers.

VIP II Asset Manager Portfolio -- seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds, and short-term fixed-income instruments.

VIP II Index 500 Portfolio -- seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States. In seeking this objective, the Portfolio attempts to duplicate the composition and total return of the Standard & Poor's Composite Index of 500 Stocks while keeping transaction costs and other expenses low. The Portfolio is designed as a long-term investment option.

INVESCO Variable Investment Funds, Inc.

INVESCO Variable Investment Funds, Inc. is a registered, open-end management investment company that was organized as a Maryland corporation on August 19, 1993,and is currently comprised of five diversified investment Portfolios, described below. INVESCO Funds Group, Inc., the Funds' investment adviser, is primarily responsible for providing the Portfolios with various administrative services and supervising the Fund's daily business affairs. INVESCO Distributors, Inc. ("IDI"), provides distribution services for the INVESCO Variable Investment Funds, Inc. Portfolio management is provided to each Portfolio by its sub-adviser. INVESCO Trust Company serves as sub-adviser to the Industrial Income, High Yield and Utilities Portfolios. INVESCO Capital Management, Inc. serves as sub-adviser to the Total Return Portfolio.

INVESCO VIF Total Return Portfolio -- seeks a high total   return on investment
  through capital appreciation and current income. The Total Return Portfolio seeks to achieve its investment objective by investing in a combination of equity securities (consisting of common stocks and, to a lesser degree, securities convertible into common stock) and fixed income securities.

INVESCO VIF Industrial Income Portfolio -- seeks the best   possible current
  income, while following sound investment practices. Capital growth potential is an additional consideration in the selection of portfolio securities. The Portfolio normally invests at least 65% of its total assets in dividend-paying common stocks. Up to 10% of the Portfolio's total assets may be invested in equity securities that do not pay regular dividends. The remaining assets are invested in other income-producing securities, such as corporate bonds. The Portfolio also has the flexibility to invest in other types of securities.

INVESCO VIF High Yield Portfolio -- seeks a high level of   current income by
  investing substantially all of its assets in lower rated bonds and debt securities and in preferred stock. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in debt securities


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Strategic Advantage                     18
  having maturities at the time of issuance of at least three years. Potential capital appreciation is a factor in the selection of investments, but is secondary to the Portfolio's primary objective. This Portfolio may not be appropriate for all Owners due to the higher risk of lower rated bonds commonly known as "junk bonds." See the prospectus for the INVESCO VIF High Yield Portfolio for more information concerning these risks.

INVESCO VIF Utilities Portfolio -- seeks capital appreciation and income through investments primarily in equity securities of companies principally engaged in the public utilities business.

INVESCO VIF Small Company Growth Fund -- (will become available for investment on or before May 1, 1998) seeks long-term capital growth through the investment of 65%or more of its total assets in equity securities of companies with market capitalization of $1 billion or less at the time of purchase ("small-cap companies"). The balance of the Fund's assets may be invested in the equity securities of companies with market capitalizations in excess of $1 billion, debt securities and short-term investments.

Van Eck Worldwide Insurance Trust

Van Eck Worldwide Insurance Trust is an open-end management investment company organized as a "business trust" under the laws of the Commonwealth of Massachusetts on January 7, 1987. Van Eck Associates Corporation serves as investment adviser and manager to the Worldwide Hard Assets Fund, Worldwide Real Estate Fund, Worldwide Emerging Markets Fund, Worldwide Bond Fund, and Worldwide Balanced Fund. Fiduciary International Inc. does not currently serve as sub-investment adviser to the Worldwide Balanced Fund, but it is expected to do so when the fund's assets reach a point at which it is appropriate to utilize the sub-investment adviser's services.

On April 30, 1997, the Van Eck Gold and Natural Resources Fund was renamed the Worldwide Hard Assets Fund to reflect the Fund's new investment objective and concentration policy approved by shareholders on April 9, 1997. The Fund's new investment objective is described below.

Van Eck Worldwide Hard Assets Fund -- seeks long-term capital appreciation by investing globally, primarily in "Hard Assets Securities." Hard Assets are tangible, finite assets, such as real estate, energy, timber, and industrial and precious metals. Income is a secondary consideration.

Van Eck Worldwide Real Estate Fund --(will become available for investment on or before May 1, 1998) seeks to maximize total return by investing primarily in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which own significant real estate assets.

Van Eck Worldwide Bond Fund --(will become available for investment on or before May 1, 1998) seeks high total return through a flexible policy of investing globally, primarily in debt securities.



--------------------------------------------------------------------------------
Strategic Advantage                     19

Van Eck Worldwide Emerging Markets Fund --(will become available for investment on or before May 1, 1998) seeks long term capital appreciation by investing primarily in equity securities in emerging markets around the world. Peregrine Asset Management (Hong Kong) Limited serves as sub-investment adviser to this Fund.

Van Eck Worldwide Balanced Fund -- (no longer available for new investments) seeks long term capital appreciation together with current income by investing in stocks, bonds and money market instruments worldwide.

AIM Variable Insurance Funds, Inc.

AIM Variable Insurance Funds, Inc. is a registered, open-end, series, management investment company. AIM Advisors, Inc., ("AIM") manages each Fund's assets pursuant to a master investment advisory agreement dated February 28, 1997. AIM was organized in 1976 and is a wholly-owned subsidiary of AIM Management Group, Inc., an indirect subsidiary of AMVESCAP plc, (formerly INVESCO plc).

AIM VI Capital Appreciation Portfolio -- (will become available for investment on or before May 1, 1998) seeks to provide capital appreciation through investments in common stocks, with emphasis on medium-sized and smaller emerging growth companies. AIM will be particularly interested in companies that are likely to benefit from new or innovative products, services or processes that should enhance such companies prospects for future growth in earnings.

AIM VI Government Securities Portfolio -- (will become available for investment on or before May 1, 1998) seeks to achieve a high level of current income consistent with reasonable concern for safety of principal by investing in debt securities issued, guaranteed of otherwise backed by the U.S. Government.


The Guaranteed Interest Division

All or a portion of Net Premiums and transfers of Net Account Value may be made to the Guaranteed Interest Division, which is part of our General Account and which pays interest at a declared rate. The General Account supports our non-variable insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the Guaranteed Interest Division have not been registered under the Securities Act of 1933, and neither the Guaranteed Interest Division nor the General Account has been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account, the Guaranteed Interest Division nor any interests therein are generally subject to regulation under these Acts. As a result, the staff of the SEC has not reviewed the disclosures included in this prospectus which relate to the General Account and the Guaranteed Interest Division. These disclosures, however, may be subject to certain provisions of the Federal securities law relating to the accuracy and completeness of statements made in this prospectus. For more details regarding the General Account, see the Policy.

The amount in the Guaranteed Interest Division at any time is the sum of all Net Premiums allocated to that Division, all transfers to the Guaranteed Interest Division and earned interest. This amount is reduced by amounts transferred out of or withdrawn from the Guaranteed Interest Division and deductions from your Account Value allocated to the Guaranteed Interest Division.

Amounts may be accumulated in the Guaranteed Interest Division by (i) allocating Net Premiums, (ii) transferring amounts from the Divisions of the Variable Account, (iii) earning interest on amounts already in the Guaranteed Interest Division, and (iv) repaying a Policy Loan to release amounts from the Loan Division.

We pay a declared interest rate on all amounts in the Guaranteed Interest Division. From time to time, we declare the rates that will apply to amounts in the Guaranteed Interest Division. These annual interest rates will never be less than the minimum guaranteed interest rate of 3% and will be in effect for at least 12 months. The interest is credited as of each Valuation Date to the amount in the Guaranteed Interest Division. This interest will be paid regardless of the actual investment experience of the General Account; we bear the full amount of the investment risk for the amount allocated to the Guaranteed Interest Division.




--------------------------------------------------------------------------------
Strategic Advantage                 20

DETAILED INFORMATION

ABOUT THE STRATEGIC
ADVANTAGE VARIABLE UNIVERSAL LIFE
POLICY

This prospectus describes our standard Strategic Advantage Variable Universal Life Policy. There may be differences in the Policy because of the requirements of the state where the Policy is issued; any such changes will be defined in the Policy.

The illustrations beginning on page 47 are intended to provide an idea of how the key financial elements of Strategic Advantage work. The illustrations show Premiums, Account Values, Cash Surrender Values and Death Benefits.


Applying for a Policy

A Strategic Advantage Policy may be purchased by submitting an application to us. On the Policy Date, the Insured must be no more than Age 85. Before issuing any Policy or applying Net Premium to the Variable Account or the Guaranteed Interest Division, we require satisfactory evidence of insurability, which may include a medical examination, completion of all underwriting requirements, and satisfaction of issue requirements.

The Investment Date is the date we allocate funds to the Policy. We will allocate the initial Net Premium to the Policy on the Valuation Date immediately following the latest of the date we receive the Initial Premium, approve the Policy for issue, and all issue requirements have been met and received in our Customer Service Center. The Policy is generally available with a minimum Stated Death Benefit of $50,000; however, we may reduce this amount for certain group or sponsored arrangements if the average Stated Death Benefit at issuance for the single group or sponsored arrangement is at least $50,000. The maximum Stated Death Benefit will be limited by our underwriting and reinsurance procedures in effect at the time of application.

The Policy Date is the date upon which the Policy becomes effective. The Policy Date is the date used to determine Policy years and Policy months regardless of when the Policy is delivered. In the case of certain payroll deduction plans or other automatic investment plans, the Policy Date may be different from the date the first premium payment is received. If the Policy Date is prior to the Investment Date, we will charge monthly deductions from the Policy Date.

If a premium payment in an amount not less than the Scheduled Premium is received with the application and there has been no material misrepresentation in the application, temporary insurance equal to the face amount applied for up



--------------------------------------------------------------------------------
Strategic Advantage                   21
to a maximum amount as described in the binding limited life insurance coverage form will be in force. Coverage will begin when the binding limited life insurance coverage form has been completed and signed, a premium has been accepted by us and Part I of the application has been completed. Binding limited life insurance coverage will end on the earliest of the date: (i) premiums are returned five days after notice of termination is mailed to the Owner's address on the application; (ii) coverage starts under the Policy resulting from the application; (iii) a policy resulting from the application is refused by us; or
(iv) 90 days after the date the binding limited life insurance coverage form is signed. In no event will a death benefit be provided under the temporary insurance agreement if there was a material misrepresentation in the answers to the questions in the binding limited life insurance coverage form or any question or statement in the application, a proposed Insured dies by suicide or intentional self-inflected injury, or the premium check is not honored.


Premiums

The amount and frequency of premium payments are flexible, within the limits described below.

Scheduled Premiums

Even though premium amounts are flexible, the Schedule pages of the Policy will show a "Scheduled Premium." The Scheduled Premium may be chosen by the Owner, within our limits, when application for the Policy is made. The Scheduled Premium is the amount which is to be paid over a specified period of time and may not necessarily be sufficient to keep the Policy in force. The Owner may receive premium reminder notices for the Scheduled Premium on a quarterly, semiannual, or annual basis.

Alternatively, the premiums, other than the first, may be paid via Electronic Fund Transfer each month. The financial institution making the Electronic Funds Transfer may impose a charge for this service. The Owner is not required to pay the Scheduled Premium, and it may be changed at any time subject to the maximum and minimum limits we may set. If one of the Guaranteed Minimum Death Benefit provisions described below has been chosen, the Scheduled Premium should not be less than the amount required to maintain the Guarantee Period.


Unscheduled Premium Payments

Generally, unscheduled premium payments may be made at any time. We reserve the right to limit the amount of unscheduled premiums if the payment would result in an increase in the amount of the Base Death Benefit required by the Federal income tax law definition of life insurance, or to



--------------------------------------------------------------------------------
Strategic Advantage                   22
require suitable evidence of the insurability of the Insured at the time of the unscheduled premium payment. Evidence of insurability may also be required if the net amount at risk is increased as a result of an unscheduled premium payment. Premiums may also be limited if the Guideline Premium/Cash Value Corridor Test is chosen to comply with the Federal income tax law definition of life insurance. We will return premium payments which exceed the "seven-pay" limit for the Policy if we determine the payment would cause the Policy to immediately become a Modified Endowment Contract. After the Owner has signed a form acknowledging that the Owner understands the Policy will be a Modified Endowment Contract, we will accept the excess premium payments. See Modified Endowment Contracts, page 39 and Changes to Comply with Law, page 41.

If a Policy Loan is outstanding, any payment which is not a Scheduled Premium payment received before the Maturity Date is considered a loan repayment, unless otherwise indicated. Applicable tax and sales charges are not deducted from a loan repayment but are deducted from any payment which constitutes a premium.


Minimum Annual Premium

The Minimum Annual Premium must be paid during the first three Policy years in order to maintain the requirements for the three year special continuation period. We determine the applicable Minimum Annual Premium based on the Age, sex and Premium Class of the Insured, the Stated Death Benefit of the Policy and any additional benefits selected. We may reduce the Minimum Annual Premium for certain group or sponsored arrangements. The Minimum Annual Premium for the Policy is shown in the Schedule pages of the Policy.


Special Continuation Period

The Policy is guaranteed not to lapse, regardless of its Net Account Value if, on each Monthly Processing Date during the first three Policy years, the sum of premiums paid, less the sum of Partial Withdrawals and Policy Loans taken including accrued loan interest, is greater than or equal to the sum of the applicable minimum monthly premiums for each Policy month starting with the first Policy month to and including the Policy month which begins on the current Monthly Processing Date. The minimum monthly premium is equal to one twelfth of the Minimum Annual Premium. See Lapse, page 31.


Premium Payments Affect the Continuation of Coverage

If premium payments are discontinued, either temporarily or permanently, the Policy will continue in effect until the Net



--------------------------------------------------------------------------------
Strategic Advantage                   23

Account Value can no longer cover the monthly deductions for the benefits selected and the Policy will lapse. See Lapse, page 31. If the Minimum Annual Premium requirements are satisfied, the Policy is guaranteed not to lapse during the first three Policy years, regardless of its Net Account Value. See Special Continuation Period, page 19. If one of the Guaranteed Minimum Death Benefit provisions has been elected, the Stated Death Benefit portion of the Policy will remain in effect until the end of the Guarantee Period so long as the conditions of the guarantee are met. See Guaranteed Minimum Death Benefit Provision, page 22.


Choice of Definitional Tests

When application for the Policy is made, the Owner will irrevocably choose which of the two tests for compliance with the Federal income tax law definition of life insurance will apply to the Policy. These tests are the Cash Value Accumulation Test and the Guideline Premium/Cash Value Corridor Test. See Life Insurance Definition, page 38. If the Guideline Premium/Cash Value Corridor Test is chosen, the premium payments that may be made relative to the death benefit of the Policy will be limited.

Choice of Guaranteed Minimum Death Benefit Provisions

When applying for the Policy, the Owner will also have the opportunity to choose from one of two Guaranteed Minimum Death Benefit provisions, which may extend the period that the Stated Death Benefit of the Policy will remain in effect if the Divisions of the Variable Account suffer adverse investment experience. These provisions require premium payment levels (the Guarantee Period Annual Premium) which are higher than the Minimum Annual Premium and an extra charge will be deducted from the Account Value each month during the Guarantee Period. In addition, the Net Account Value of the Policy must remain diversified according to our requirements. See Guaranteed Minimum Death Benefit Provision, page 22.

The Guarantee Period Annual Premium depends on which of the two Guarantee Periods is chosen, as well as the Stated Death Benefit of the Policy, the Insured's Age, sex, and Premium Class, the death benefit option chosen, and Rider coverage. For Policies with no other Rider coverage, the Guarantee Period Annual Premium for the Lifetime Guarantee Period will be equal to the guideline annual premium determined in accordance with the Federal income tax law definition of life insurance; the Guarantee Period Annual Premium for the Ten Year/Age 65 Guarantee Period will be less than the guideline annual premium. Adding additional benefits to the Policy will increase the Guarantee Period Annual Premium above those indicated above.

Policy owners should consider the Guaranteed Minimum Death Benefit provision when setting the Scheduled Premium.

Modified Endowment Contracts

Regardless of which test for compliance with the Federal income tax law definition of life insurance is chosen, Federal income tax law provides special rules for the income taxation of distributions from life insurance policies which are defined as "Modified Endowment Contracts." These rules apply to distributions such as Policy Loans, surrenders and Partial Withdrawals. The application of these rules depends upon whether premiums have been paid which exceed a defined "seven-pay" limit. See Modified Endowment Contracts, page 39. If we determine that the Scheduled Premium will cause the Policy to be a Modified Endowment Contract on the Policy Date, we will issue the Policy based on the Scheduled Premium selected, but we will require the Owner to sign a form acknowledging that the Policy is a Modified Endowment Contract. Alternatively, the Scheduled Premium may be reduced to a level which will not cause the Policy to become a Modified Endowment Contract, and we will issue the Policy based on the revised Scheduled Premium.

Allocation of Net Premiums

After certain premium-based charges are deducted from each premium, the balance, called the Net Premium, is added to the Account Value based on the Owner's instructions. Net Premium amounts allocated to the Guaranteed Interest Division will be allocated to that Division upon receipt. During the Free Look Period, Net Premiums allocated to the Divisions of the Variable Account will be allocated to the Division investing in Fidelity VIP Money Market Portfolio of the Variable Account. At the end of the Free Look Period, this portion of the Account Value will be automatically allocated according to the most recent premium allocation instructions.

Net Premiums received after the Free Look Period will be allocated upon receipt according to the allocation instructions stated in the application for the Policy or the most recent instructions. Allocation percentages must be in whole numbers, with the sum for all Divisions equaling 100%. Premium allocation instructions may be changed up to five times per Policy year without charge. Premium allocation changes exceeding five in a Policy year will be subject to a $25 charge for each additional change.

The Owner may utilize a maximum of 18 Divisions for investment over the lifetime of the Policy until current administrative systems are enhanced. The Divisions include the Divisions of the Variable Account and the Guaranteed Interest Division, but exclude the Loan Division. For example, if the Owner has allocated or transferred funds to 17




--------------------------------------------------------------------------------
Strategic Advantage                   24

Divisions of the Variable Account and to the Guaranteed Interest Division (or to 18 Divisions of the Variable Account), those will be the only Divisions to which the Owner can subsequently allocate or transfer funds. Therefore, Owners may prefer to utilize fewer Divisions in the early years of the Policy so as to leave open the option to invest in other Divisions in the future. An Owner who has used 18 Variable Divisions will no longer have the Guaranteed Interest Division available for future use.

Death Benefits

Strategic Advantage offers the flexibility to determine the amount of insurance coverage needed, both now and in the future. It does this by combining the long-term advantages of permanent life insurance coverage with the flexibility and short-term advantages of term life insurance. Both permanent and term life insurance are available in this single Policy, Strategic Advantage.

When a Policy is issued, an initial amount of insurance coverage is determined according to the instructions included in the application. The death benefit initially consists of a Stated Death Benefit and, if desired, an additional amount of insurance coverage which is added by Adjustable Term Insurance Rider. The Stated Death Benefit is the long-term element of the Policy; the Adjustable Term Insurance Rider is the term insurance element of the Policy.

As described below, the Base Death Benefit may vary from the Stated Death Benefit. This may result from choice of death benefit option, increases to comply with the Federal income tax law definition of life insurance, changes in the death benefit option, partial withdrawals, requested increases and decreases, or when a transaction on the Policy causes the Base Death Benefit to change.

The Adjustable Term Insurance Rider provides term insurance coverage which adjusts automatically to fill the difference between the Target Death Benefit chosen and the Base Death Benefit. The Adjustable Term Insurance Rider does not have an externally defined premium; the cost is included in the monthly cost of insurance charges discussed below. See Adjustable Term Insurance Rider, page 24.

So long as the Policy remains in force, we will pay an amount equal to the Death Proceeds to the Beneficiary of this Policy when the Insured dies. The Death Proceeds will consist of the Base Death Benefit as of the date of the Insured's death, reduced by any outstanding Policy Loan and accrued loan interest (and, if in the grace period or 3 year special continuation period, further reduced by any unpaid charges incurred prior to the date of the Insured's death). The Death Proceeds will also include any amount provided by Rider on the primary Insured.

Death Benefit Options

The Owner may choose from three death benefit options if the Policy was delivered on or before December 31, 1997, or two death benefit options (Option 1 or Option 2) if delivered thereafter. These options may result in a Base Death Benefit under the Policy which exceeds the Stated Death Benefit. The death benefit option may be changed on any policy anniversary. See Changes In Death Benefit Option, page 21.

Under Option 1, the Base Death Benefit is the greater of:

  (a) the Stated Death Benefit on the date of the Insured's death; or

  (b) your Account Value on the date of the Insured's death multiplied by the appropriate factor from the Definition of Life Insurance Factors shown in Appendix A or B.

Under Option 2, the Base Death Benefit is the greater of:

  (a) the Stated Death Benefit plus the Account Value on the date of the Insured's death; or

  (b) the Account Value on the date of the Insured's death multiplied by the appropriate factor from the Definition of Life Insurance Factors shown in Appendix A or B.

Owners who prefer to have any favorable investment experience reflected in increased insurance coverage should choose Option 2. Owners who prefer to have insurance coverage that does not vary in amount, and lower cost of insurance charges, should choose Option 1.

If the policy was delivered on or before December 31, 1997, the Owner may choose Option 3.

Under Option 3, the Base Death Benefit is the greater of:

  (a) the Stated Death Benefit of the Policy plus the sum of all premiums paid minus the Partial Withdrawals taken under the Policy; or

  (b) the Account Value on the date of the insured's death multiplied by the appropriate factor from the Definition of Life Insurance Factors shown in Appendix A or B.

Therefore, the Base Death Benefit generally will increase as premiums are paid and decrease as Partial Withdrawals are taken. In no event will the Base Death Benefit be less than the Stated Death Benefit.




--------------------------------------------------------------------------------
Strategic Advantage                   25

Federal income tax law requires the death benefit to be at least as great as the Account Value times a factor which is defined in the law. The factors are determined based upon the Insured's Age and possibly Premium Class and sex at any point in time as well as the test for compliance selected in the original application for this Policy. See Life Insurance Definition, page 38, for a description of the tests and these factors.

We will adjust the Policy if necessary to continue to qualify as life insurance under the applicable provisions of the Federal income tax laws in existence at the time the Policy is issued.

Changes in Death Benefit Option

A change in death benefit option may be requested at least 30 days prior to a Policy anniversary. The change will be effective as of the Policy anniversary. Changes which involve Option 3 are available on policies delivered on or before December 31, 1997. The death benefit option change applies to the entire Stated Death Benefit. For us to approve a change in the death benefit option from Option 1 to Option 2, or from Option 1 to Option 3, evidence that the Insured is insurable according to our normal rules of underwriting for that class of policy must be submitted to us. We may not allow a change that would reduce the Stated Death Benefit below the minimum we require to issue this Policy. After the effective date of the change, the Stated Death Benefit will be changed according to the following table:

OPTION         CHANGE    STATED DEATH BENEFIT
FROM            TO       FOLLOWING CHANGE
                         EQUALS:
Option 1       Option 2  Stated Death Benefit prior to such change minus the
                         Account Value as of the effective date of the change.

Option 2       Option 1  Stated Death Benefit prior to such change plus the
                         Account Value as of the effective date of the change.

Option 1       Option 3  Stated Death Benefit prior to such change minus (i) the sum of the premiums paid, plus (ii) Partial Withdrawals
                         taken as of the effective date of the change.

Option 3       Option 1  Stated Death Benefit prior to such change plus (i) the sum of the premiums paid, minus (ii) Partial
                         Withdrawals taken as of the effective date of the
                         change.

Option 2       Option 3  Stated Death Benefit prior to such change plus (i) the
                         Account Value as of the effective date of the change,
                         minus (ii) the sum of the premiums paid minus Partial
                         Withdrawals taken as of the effective date of the
                         change.

Option 3       Option 2  Stated Death Benefit prior to such change plus (i) the sum of the premiums paid minus Partial Withdrawals
                         taken as of the effective date of the change, minus
                         (ii) the Account Value as of the effective date of the
                         change.

For purposes of a death benefit option change, the Account Value will be allocated to each Segment in the same proportion that the Segment bears to the Stated Death Benefit. See Changes In Death Benefit Amounts, page 23.

We do not adjust the Target Premium when this type of change is made. See Sales Charges, page 32. These increases and decreases in Stated Death Benefit are made so that the amount of the Base Death Benefit remains the same on the date of the change. When the Base Death Benefit remains the same, there is no immediate change in the Net Amount at Risk, which is the amount on which our cost of insurance charges are based. See Cost Of Insurance Charges, page 33.
In addition, there will be no change to the amount of term insurance if Adjustable Term Insurance Rider has been added.

Any changes in the death benefit option of the Policy will go into effect as of the Policy anniversary on or following the date we approve the request for the change. A request for a change must be received at our Customer Service Center at least 30 days prior to the Policy anniversary. After the request is approved, we will send a new policy schedule page. This schedule should be attached to the Policy. We may also ask that the Policy be returned to our Customer Service Center so that we can note the change in the Schedule.


Guaranteed Minimum Death Benefit Provision

Generally, the length of time the Policy remains in force depends on the Net Account Value of the Policy. Because the charges that maintain the Policy are deducted monthly from the Account Value, coverage will last as long as the Net Account Value is sufficient to pay these charges. The investment experience of any amounts in the Divisions of the Variable Account and the interest earned in the Guaranteed Interest Division will affect the amount of the Account Value and, as a result, the length of time the Policy remains in force without the payment of additional premiums.



--------------------------------------------------------------------------------
Strategic Advantage                   26

When applying for the Policy, one of two Guaranteed Minimum Death Benefit provisions may be chosen, which may extend the period that the Stated Death Benefit of the Policy will remain in effect if the Divisions of the Variable Account suffer adverse investment experience. The two options vary primarily by the length of time which they cover, the Guarantee Period. The first option has a Guarantee Period of 10 Policy years or to the Insured's Age 65, whichever is later; that is, it protects the Stated Death Benefit of the Policy for a limited number of Policy years. The second option has a Lifetime Guarantee Period; it protects the Stated Death Benefit for the life of the Insured to the Maturity Date. See Choice of Guaranteed Minimum Death Benefit Provisions, page 20.

However, the Guaranteed Minimum Death Benefit provision does not apply to the Adjustable Term Insurance Rider or to any other Riders. Therefore, if the Net Account Value is insufficient to pay all of the deductions as they come due,only the Stated Death Benefit portion of the Policy will be guaranteed to stay in force under the Guaranteed Minimum Death Benefit provisions; any attached Riders will lapse. See Lapse, page 31.

The Guaranteed Minimum Death Benefit provision is not available in Texas, Maryland, or Massachusetts.


Requirements to Maintain the Guarantee Period

The Guaranteed Minimum Death Benefit provision requires a premium payment level, the Guarantee Period Annual Premium that is higher than the Minimum Annual Premium. Although the required Guarantee Period Annual Premium levels is different for the two Guarantee Periods, the mechanics of the Guaranteed Minimum Death Benefit provision is similar. As of each Monthly Processing Date we will perform a test to see if sufficient premiums have been paid to keep the guarantee in place. If (i) the actual premiums paid, minus the amount of any Partial Withdrawals and any Policy Loan and accrued loan interest, equals or exceeds (ii) the sum of the Guarantee Period Monthly Premiums for each Policy Month starting with the first Policy Month to and including the Policy Month that begins on the current Monthly Processing Date, the Guarantee Period will remain in effect regardless of the investment experience of the Divisions of the Variable Account. If the Policy fails to meet this test on any Monthly Processing Date, the Guarantee Period and therefore the Guaranteed Minimum Death Benefit provision will terminate. The Guarantee Period Annual Premium will be listed in the Schedule of the Policy. If the Policy benefits are increased, the Guarantee Period Annual Premium will also be increased. The Guarantee Period Monthly Premium is one twelfth of the Guarantee Period Annual Premium. Each of these resulting amounts is summed and the total is used in (ii) above.

The Guarantee Period will also be terminated if the Net Account Value on any Monthly Processing Date is not diversified according to the following rules:

  a) No more than 35% of the Net Account Value may be invested in any one Division, and

  b) The Net Account Value must be invested in at least five Divisions.

These diversification requirements will be satisfied if the Automatic Rebalancing Feature has been elected and conditions a) and b) above are met. The Policy will also be deemed to satisfy the requirements for diversification if Dollar Cost Averaging is elected and the resulting transfers are directed into at least four other Divisions with no more than 35% of any transfer directed to any one Division. See Dollar cost Averaging, page 27, and Automatic Rebalancing, page 28.

Once terminated, the Guaranteed Minimum Death Benefit provision cannot be reinstated.

There is a charge for the Guaranteed Minimum Death Benefit. See Guaranteed Minimum Death Benefit Charge, page 34. This charge will end at the conclusion of the Ten Year/Age 65 Guarantee Period if that option has been chosen, and it will end for either option if the Policy fails the monthly premium test or the diversification test.


Changes in Death Benefit Amounts

An increase or a decrease in the death benefit of the Policy may be requested by the Owner. This request must be received by our Customer Service Center at least 30 days prior to the Policy anniversary. Any change in coverage may not be for an amount less than $1,000.

Any changes in the death benefit of the Policy will go into effect as of the Policy anniversary on or following the date we approve the request for the change. After the request is approved, we will send a new Schedule which will include the Stated Death Benefit, the benefit under any Riders, if applicable, the guaranteed cost of insurance rates, and the new guideline annual premium. This notice should be attached to the Policy. We may also ask that the Policy be returned to our Customer Service Center so that we can note the change in the Schedule.

While the Policy is in force, its Target or Stated Death Benefit may be increased prior to the Policy anniversary on which the


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Strategic Advantage                   27

Insured is Age 86. The Stated Death Benefit may be decreased if the request occurs at least two years from the Policy Date or at least two years after the last increase was made. Decreases in the death benefit generally may not decrease the Stated Death Benefit below the minimum we require to issue this Policy. There may be tax consequences to the decrease. See Life Insurance Definition, page 38, and Modified Endowment Contracts, page 39.

Satisfactory evidence that the Insured is still insurable must be provided when the death benefit is increased.

Unless otherwise indicated, any request for an increase to the Target Death Benefit will be assumed to also be a request for an increase to the Stated Death Benefit so that the amount of the Adjustable Term Insurance Rider, if it is included with the Policy at the time of the increase, will not change. The Target Death Benefit may be changed only once each year.

A requested increase in the Stated Death Benefit will create a new Segment. Increases in Stated Death Benefit resulting from death benefit option changes do not create new Segments, rather, they merely increase the size of the existing Segment(s). As discussed below, once created, a new Segment can never be entirely eliminated unless required differently by state law.

If an increase creates a new Segment, premiums paid after the increase will be allocated to the original and the new Segments in the same proportion that the guideline annual premiums defined by the Federal income tax laws for each Segment bear to the sum of the guideline annual premiums for all Segments. The guideline annual premiums will be shown in the Schedule for each coverage segment. Net Amount at Risk will be allocated to each Segment in the same proportion that the Segment bears to the total stated Death Benefit.

Requested reductions in the death benefit or an option change that causes a reduction will first be applied to reduce the Target Death Benefit. The Stated Death Benefit will be decreased only after Adjustable Term Insurance Rider coverage has been reduced to zero. If more than one Segment exists, any subsequent reduction in Stated Death Benefit will be allocated among Segments in the same proportion each segment bears to the total Stated Death Benefit prior to the reduction unless required differently by state law.

In some cases, we may not approve a requested change because it would disqualify the Policy as life insurance under applicable Federal income tax law. If we do not approve a change, we will provide notification of our decision about making the change. See TAX CONSIDERATIONS, page 38.

Benefits at Maturity

If the Insured is still living on the Maturity Date, we will pay the Net Account Value to the Policy Owner. The Net Account Value is the Account Value reduced by any outstanding Policy Loan and accrued loan interest. The Policy will then end. The Maturity Date is the Policy anniversary date on which the Insured attains Age 100.


Additional Benefits

The Policy may include additional benefits, which are attached to the Policy by Rider. A charge will be deducted monthly from the Account Value for each additional benefit chosen. These benefits may be canceled at any time. See Modified Endowment Contracts, page 39, for information on the tax effect of adding or canceling these benefits. More details will be included in the Policy if any of these benefits are chosen.

From time to time we may make available Riders other than those listed below. Contact a Registered Representative for a complete list of the Riders available.

Certain Riders may not be available for all Policies.

Accidental Death Benefit Rider

This Rider will pay the benefit amount selected by the Owner if the Insured dies as a result of an accident or if the Insured dies within 90 days of an injury sustained in an accident and the death occurs prior to the Insured's Age 70.

Adjustable Term Insurance Rider

The Death Proceeds may be increased by adding the Adjustable Term Insurance Rider on the life of the Insured. As the name suggests, the Adjustable Term Insurance Rider adjusts over time.

At issue, a schedule of death benefits called the Target Death Benefit is specified at levels to meet projected needs in the future. The Target Death Benefit may be scheduled to vary as often as each Policy year. The Target Death Benefit will be listed in the Schedule.

Subject to our rules, the Target Death Benefit schedule may be changed after issue. See Changes In Death Benefit Amounts, page 23.

If at any time you cancel a scheduled change or ask for an unscheduled decrease to your Target Death Benefit, we may deny any future scheduled increases to the Target Death Benefit.

The amount of Adjustable Term Insurance Rider in force at



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Strategic Advantage                   28
any time is the amount needed to fill the difference between the Target Death Benefit specified in the Schedule and the Base Death Benefit in effect. The Adjustable Term Insurance Rider is dynamic in that it adjusts daily for variations in the Base Death Benefit resulting from compliance with the Federal income tax law definition of life insurance test chosen.

For example, assume the Base Death Benefit increases due to the Federal income tax law definition of life insurance. The Adjustable Term Insurance Rider will adjust to provide Death Proceeds equal to the Target Death Benefit in each year:

Base Death    Target Death     Adjustable Term
 Benefit         Benefit     Insurance Rider Amount
 -------         -------     ----------------------

 201,500         250,000             48,500
 202,500         250,000             47,500
 202,250         250,000             47,750

Since the Adjustable Term Insurance Rider is dynamic, it is possible that the Adjustable Term Insurance Rider amount may be eliminated entirely as a result of increases in the Base Death Benefit due to the definition of life insurance requirements. Using the example outlined above, if the Base Death Benefit under the Policy grew to $250,000, the Adjustable Term Insurance Rider amount would be reduced to zero. (It can never be reduced below zero.) Even though the Adjustable Term Insurance Rider amount is reduced to zero, the Rider will remain in effect until it is removed from the Policy. Therefore, if the Base Death Benefit under the Policy is subsequently reduced below the Target Death Benefit, the Adjustable Term Insurance Rider amount will reappear as needed to maintain the Target Death Benefit at the requested level. Partial Withdrawals and base decreases may reduce the amount of the Target Death Benefit. See Partial Withdrawals, page 30.

We generally restrict the amount of the Target Death Benefit to an amount not more than ten times the Stated Death Benefit. For example, if the Stated Death Benefit is $100,000 then the maximum amount of Target Death Benefit we will allow will be $1,000,000.

Given the flexible nature of the Adjustable Term Insurance Rider, there is no defined premium for the amount of coverage. Instead, a cost of insurance charge is deducted monthly from the Account Value for the Adjustable Term Insurance Rider amount in effect. The cost of insurance charge may be lower than the rates applicable to the Base Death Benefit in the early Policy years, and may be higher in the later Policy years. See Cost Of Insurance Charges, page 33.
Since there is no defined premium related to the Adjustable Term Insurance Rider, there are no tax or sales charges associated with this coverage. See Changes In Death Benefit Amounts, page 23.


Additional Insured Rider

This Rider provides for death benefits upon the death of immediate family members of the Insured. A maximum of nine Additional Insured Riders may be added to the Policy. The minimum amount of coverage for each Rider is $10,000 and the maximum coverage for all Additional Insured Riders combined equals five times the Stated Death Benefit of the Policy.


Guaranteed Insurability Rider

This Rider will allow the Owner to increase the Stated Death Benefit of the Policy without providing us with evidence that the Insured remains insurable. Increases are limited in amount and timing.

Right to Exchange Rider

This Rider allows the Owner to change the person insured under the Policy. A change of the Insured may have Federal income tax consequences. If an exchange of Insured occurs, the cost of insurance charges in the future may change but the Account Value will remain unchanged as of the exchange date. There is no charge for this Rider.


Waiver of Cost of Insurance Rider

This Rider provides that during the total disability of the Insured, while the Policy remains in force, the monthly expense charges, cost of insurance charges and Rider charges will be waived and therefore not deducted from the Account Value. If this Rider is added to the Policy, Waiver of Specified Premium Rider may not also be added.

Waiver of Specified Premium Rider

This Rider provides that during the total disability of the Insured, while the Policy remains in force, a specified premium will be credited monthly to the Policy. The amount of premium to be waived, within limits, is the amount specified in the application. If this Rider is added to the Policy, the Waiver of Cost of Insurance Rider may not be added.



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Strategic Advantage                   29

Policy Values

Account Value


The amount of the Account Value is the sum of the amounts in the Guaranteed Interest Division and in the various Divisions of our Variable Account. It also includes any amount we have set aside in the Loan Division to secure any outstanding Policy Loan. The Account Value therefore reflects all premiums paid, charges made, Loans and Partial Withdrawals taken, investment experience of the Variable Account and earnings accrued in the Guaranteed Interest and Loan Divisions.

Cash Surrender Value

The Cash Surrender Value of the Policy equals the Account Value plus any refund of sales charges due.

Net Cash Surrender Value

The Net Cash Surrender Value of the Policy is equal to the Cash Surrender Value less the amount of any outstanding Policy Loan and any accrued loan interest.

Net Account Value

The Net Account Value of the Policy is equal to the Account Value less the amount of any outstanding Policy Loan and any accrued loan interest.


Determining the Value of Amounts in the Divisions of the Variable Account

The amounts included in the Divisions of the Variable Account are measured in terms of Accumulation Units and Accumulation Unit Values. On any given day, the value of the amount in a Division of the Variable Account is equal to the Accumulation Unit Value times the number of Accumulation Units credited to the Policy in that Division. The Accumulation Units of each Division of the Variable Account will have different Accumulation Unit Values.

Accumulation Units of a Division are purchased whenever premiums or transfer amounts are allocated to that Division (including transfers from the Loan Division). Accumulation Units are redeemed when Partial Withdrawals are taken or amounts are transferred from a Division of the Variable Account (including transfers to the Loan Division) and to pay the death benefit when the Insured dies. We also redeem Accumulation Units for the monthly deductions from the Account Value and for Policy transaction charges, if any.

The number of Accumulation Units purchased or redeemed in a Division of the Variable Account as of any Valuation Date is calculated by dividing the dollar amount of the transaction by the Division's Accumulation Unit Value calculated after the close of business that day. The Accumulation Unit Value of each Division fluctuates with the investment experience of the corresponding Portfolio and reflects the investment income, realized and unrealized capital gains and losses and expenses of the Portfolio. The Accumulation Unit Values also reflect the mortality and expense risk charges we make each day to the Variable Account. See How We Calculate Accumulation Unit Values for Each Division, page 26.

Transactions are processed as of the Transaction Date. The Transaction Date is the date we receive a premium or an acceptable written or telephone request at our Customer Service Center. If the premium or request reaches our Customer Service Center on a day which is not a Valuation Date, or after the close of business on a Valuation Date (that is, after 4:00 p.m. Eastern Time), the Transaction Date will be the next succeeding Valuation Date.

Monthly deductions against the Account Value are made as of the Monthly Processing Date. Transaction charges are made as of the Transaction Date.

The value of any amount allocated to a Division of our Variable Account will go up or down depending on the investment experience of that Division. For amounts allocated to the Divisions of the Variable Account, there is no guaranteed minimum cash value.


How We Calculate Accumulation Unit Values for Each Division

We determine Accumulation Unit Values for the Divisions of the Variable Account as of each Valuation Date. All Policy transactions are performed as of a Valuation Date.

The Accumulation Unit Value for each Division will generally be set at $10 on the first Valuation Date that there are Policy transactions in that Division of the Variable Account. After that, the Accumulation Unit Value as of any Valuation Date is equal to the Accumulation Unit Value for the preceding Valuation Date multiplied by the Accumulation Experience Factor for that Division for the Valuation Period.

We calculate an Accumulation Experience Factor for each Division every Valuation Date as follows:

  1. We take the value of the shares belonging to the Division in the corresponding Portfolio as of the close of business that Valuation Date (before giving effect to any Policy transactions for that day, such as premium payments or surrenders). For this purpose, we use the share value reported to us by the managers of the Portfolio.



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Strategic Advantage                   30

  2. We add any dividends or capital gains distributions declared and reinvested by the Portfolio during the Valuation Period. We subtract from this amount a charge for taxes, if any.

  3. We divide this amount by the value of the shares belonging to the Division in the corresponding Portfolio as of the close of business on the preceding Valuation Date. This amount represents the gross experience factor per Accumulation Unit, before reduction for the expenses of the Variable Account.

  4. We subtract a charge for the mortality and expense risk assumed by us under the Policy. The daily charge is .002055% of the Accumulation Unit Value, which is equivalent to an annual rate of .75% of the Accumulation Unit Value. If the previous day was not a Valuation Date, then the charge is adjusted for the additional days between valuations.

The resulting amount is the Accumulation Experience Factor for the Valuation Period.

Transfers of Account Values

After the Free Look Period, up to 12 transfers between Divisions of the Variable Account or to the Guaranteed Interest Division may be made in each Policy year without charge. There is no limit on the number of transfers that may be made, but we charge a fee of $25 for each additional transfer beyond the first 12. Transfers due to the operation of Automatic Rebalancing or Dollar Cost Averaging are not included in determining the limit on transfers without a charge. Transfer requests should be made in writing to our Customer Service Center. The transfer will take effect as of the Valuation Date we receive the request. The minimum amount we will transfer on any date is $100. This minimum need not come from any one Division or be transferred to any one Division as long as the total amount requested to be transferred equals at least the minimum. However, we will transfer the entire amount in any Division of the Variable Account from which a transfer is requested, if the amount remaining in that Division is less than $100.

We reserve the right to limit excessive trading activity, which can disrupt Portfolio management strategy and increase Portfolio expenses. For example, we may refuse to accept or may place certain restrictions on transfers made by third-party agents acting on behalf of multiple Owners or made pursuant to market timing services when we determine, at our sole discretion, that such transfers will be detrimental to the Portfolios and the Owners as a whole. Such transfers may cause increased trading and transaction costs, disruption of planned investment strategies, forced and unplanned portfolio turnover, and lost opportunity costs, and may subject the Portfolios to large asset swings that diminish the Portfolios' ability to provide maximum investment return to all Owners.

Transfers from the Guaranteed Interest Division may only be made as described below. Once during the first 30 days of each Policy year, the Owner may transfer amounts from the Guaranteed Interest Division. Transfer requests received within 30 days prior to the Policy anniversary will be deemed to occur as of the Policy anniversary. Transfer requests received on the Policy anniversary or within the following 30 days will be processed. Transfer requests received at any other time will not be processed. Transfer amounts from the Guaranteed Interest Division to the Divisions of the Variable Account are limited to the greatest of (i) 25% of the balance in the Guaranteed Interest Division at the time of the first transfer or withdrawal in a Policy year, (ii) the sum of any amounts transferred and withdrawn from the Guaranteed Interest Division in the prior Policy year or, (iii) $100.

The Owner may utilize a maximum of 18 Divisions for investment over the lifetime of the Policy until current administrative systems are enhanced. The Divisions include the Divisions of the Variable Account and the Guaranteed Interest Division, but exclude the Loan Division. For example, if the Owner has allocated or transferred funds to 17 Divisions of the Variable Account and to the Guaranteed Interest Division (or to 18 Divisions of the Variable Account), those will be the only Divisions to which the Owner can subsequently allocate or transfer funds. Therefore, Owners may prefer to utilize fewer Divisions in the early years of the Policy so as to leave open the option to transfer Account Values to other Divisions in the future. An Owner who has used 18 Variable Divisions will no longer have the Guaranteed Interest Division available for future use.

If telephone privileges have been elected in an application or written notice has been sent to our Customer Service Center requesting this privilege, transfers may be made by telephoning our Customer Service Center. See Telephone Privileges, page 45.


Dollar Cost Averaging

We offer a feature called Dollar Cost Averaging to Owners who have at least $10,000 of Account Value invested in either the Division investing in the Fidelity VIP Money Market Portfolio or the Neuberger & Berman AMT Limited Maturity Bond Portfolio of the Variable Account. The main objective of Dollar Cost Averaging is to protect Policy values from short-term price fluctuations. Since the same dollar amount is transferred to other Divisions each period, more units are purchased in a Division if the value per unit is low, and fewer units are purchased if the value per unit is high. This plan of



--------------------------------------------------------------------------------
Strategic Advantage                   31
allocating Policy values reduces the risk of investing too much when the price of a Portfolio's shares is high and too little when the price of a Portfolio's shares is low.

With Dollar Cost Averaging, a designated dollar amount of Account Value will be transferred automatically each period from the selected Division to one or more other Divisions of the Variable Account. Dollar Cost Averaging transfers may not be made to the Guaranteed Interest Division. Any transfers that are a result of the Dollar Cost Averaging feature are not counted toward the limit of 12 transfers that can be made each Policy year without a transfer charge. There is no charge for this feature.

Dollar Cost Averaging allocations must be designated as whole percentages. If the Owner elects to transfer to a particular Division, the minimum percentage that may be transferred to that Division is 1% of the total amount transferred. The transfer amount under Dollar Cost Averaging may be no less than $100.

The first Dollar Cost Averaging date must be at least 30 days after our receipt of the request for Dollar Cost Averaging. However, in no event will Dollar Cost Averaging begin before the end of the Free Look Period. Dollar Cost Averaging will take place monthly, on the Monthly Processing Date.

If on any Dollar Cost Averaging date, the amount in the Division from which transfers are to be made is equal to or less than the amount to be transferred, the entire remaining amount will be transferred, and Dollar Cost Averaging will end. Changes to the Dollar Cost Averaging program may be made once each Policy year or Dollar Cost Averaging may be canceled completely by sending satisfactory notice to our Customer Service Center at least seven days before the next Dollar Cost Averaging date. If telephone privileges are in effect, changes to the Dollar Cost Averaging program can be made by telephoning our Customer Service Center. See Telephone Privileges, page 45.

A date for Dollar Cost Averaging to terminate may be specified. A dollar amount may be specified so that when the balance remaining in either the Division investing in the Fidelity VIP Money Market Portfolio or the Neuberger & Berman AMT Limited Maturity Bond Portfolio reaches this dollar amount, Dollar Cost Averaging will terminate.

If both Dollar Cost Averaging and Automatic Rebalancing are elected, Dollar Cost Averaging will take place first. After Dollar Cost Averaging has terminated, Automatic Rebalancing will begin.

On or before May 1, 1998, the following additional options will be made available under the Dollar Cost Averaging program:

 . A designated dollar amount or a percentage of the Account Value of the Division investing in the Fidelity VIP Money Market Portfolio or the Neuberger Berman AMT Limited Maturity Bond Portfolio may be transferred automatically to other Divisions of the Variable Account.

 . Periodic transfers may occur either monthly, quarterly, semi-annually, or annually; beginning on the date requested by the Owner. Unless specified otherwise, Dollar Cost Averaging will take place monthly, on the Monthly Processing Date.

 . A Dollar Cost Averaging Program and an Automatic Rebalancing Program may run at the same time.


Automatic Rebalancing

The Automatic Rebalancing feature provides a method for maintaining a balanced approach to investing Account Values and for simplifying the process of asset allocation over time. During the operation of Automatic Rebalancing, transfers among Divisions may be accomplished only by changing premium allocation percentages.

The Automatic Rebalancing feature may be elected with the application or at any subsequent time by completing the appropriate form. Automatic Rebalancing matches Account Value allocations over time to the allocation percentages set by the Owner. Automatic Rebalancing will take place on the First Valuation Date of each calendar quarter. This will automatically rebalance the amounts in each of the Divisions to match the current premium allocation percentages. This will rebalance the amounts in Divisions that may be out of line with the allocation percentages, which may result, for example, from Divisions which underperform the other Divisions in certain periods.

If this feature is elected we will transfer amounts among the Divisions so that, after the transfers, the ratio of the Account Value in each Division to the total Account Value matches the allocation percentage for that Division.

If Automatic Rebalancing is elected with the Policy application, the first transfer will occur following the end of the Free Look Period. If this feature is elected after the Policy Date, the first transfer will be processed as of the first Valuation Date of the next calendar quarter after we receive notification at our Customer Service Center and the Free Look Period has ended.

The allocation percentages for Automatic Rebalancing may be changed at any time and the Account Value will be reallocated as of the Valuation Date that we receive the allocation



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Strategic Advantage                   32
instructions at our Customer Service Center. Any reduction in the allocation to the Guaranteed Interest Division, however, will be considered a transfer from the Division and, therefore, must comply with the maximum transfer amount and time limitations on transfers from the Guaranteed Interest Division, as described in Transfers of Account Values on page 27. If we receive an Automatic Rebalancing request which is in conflict with these provisions, we will ask for revised instructions.

The Automatic Rebalancing feature may be terminated at any time, so long as we receive notice of the termination at least seven days prior to the next Automatic Rebalancing. If the Guarantee Period is in effect and the Automatic Rebalancing feature is terminated, diversification of the Net Account Value must be maintained for the Guarantee Period to continue. If the Automatic Rebalancing feature is active, and the Guarantee Period is in effect on a Policy and a request is received for an allocation which does not meet the diversification Requirements to Maintain the Guarantee Period, we will notify the Owner that the allocation must be changed. See Guaranteed Minimum Death Benefit Provision, page 22.

Any transfers that are a result of the Automatic Rebalancing feature are not counted toward the limit of 12 transfers that can be made each Policy year without a transfer charge. However, we will charge a fee of $25 each time the premium allocation is changed more often than five times per Policy year. Otherwise, there is no charge for this feature.

If both dollar Cost Averaging and Automatic Rebalancing have been elected, Dollar Cost Averaging will take place first. After Dollar Cost Averaging has terminated, Automatic Rebalancing will begin.

On or before May 1, 1998, the following additional options will be made available under the Automatic Rebalancing program:

 . During the operation of the Automatic Rebalancing feature, transfers among the Divisions may occur monthly, quarterly, semi-annually, or annually as specified by the Owner. Unless specified otherwise, Automatic Rebalancing will take place on the last Valuation Date of each quarter.

 . If Automatic Rebalancing is elected with the Policy application, the first transfer will occur on the date specified by the Owner, following the end of the Free Look Period. If this feature is elected after the Policy Date, the first transfer will be processed as of the date requested by the Owner after we receive notification at our Customer Service Center and the Free Look Period has ended.

 .  Automatic Rebalancing allocations may be different than premium allocations.
   Automatic Rebalancing allocations may be specified for all or some of the Divisions in which the Account Value is invested. We will transfer amounts among the Divisions so that, after the transfers, the ratio of Account Value in each Division to the total Account Value of all Divisions included in Automatic Rebalancing matches the Automatic Rebalancing allocation percentage for that Division.

 .  An Automatic Rebalancing program may be run simultaneously with a Dollar Cost
   Averaging program.

 . We will charge a fee of $25 each time the Automatic Rebalancing allocation is changed more than five times per Policy year. Otherwise there is no charge for this feature.

Policy Loans

At any time after the first Policy anniversary or as otherwise required by law, the Owner may borrow against the Policy by using it as security for a loan. The amount borrowed is called a Policy Loan. Unless otherwise required by state law, any new Policy Loan must be at least $100. The maximum amount which can be borrowed as of any Valuation Date equals the Net Account Value less monthly deductions to the next Policy Anniversary. Maximum loan amounts may be different if required by state law. A Policy Loan may be requested by contacting our Customer Service Center.

Loan interest charges on a Policy Loan accrue daily at a compound annual interest rate of 3.75%. Interest is due in arrears on each Policy anniversary. If the interest is not paid when it is due, it will be added to the Policy Loan as of the Policy anniversary.

When an additional loan is requested, the amount taken will be added to the outstanding Policy Loan so only one loan is outstanding at any time. A Policy Loan may be fully or partially repaid at any time while the Policy is in force. Unless otherwise indicated, we will assume that any payments, other than Scheduled Premiums, constitute Policy Loan repayments and not premiums.

When a Policy Loan is taken, or if the loan interest is not paid on the Policy anniversary, an amount equal to the Policy Loan amount or interest due is transferred from the Divisions of the Variable Account and the Guaranteed Interest Division to the Loan Division to secure the loan. The Loan Division is part of our General Account, separate from the Guaranteed Interest Division. When transfers are made to the Loan Division, units of the Variable Account Divisions are redeemed sufficient to cover the amount of the loan which is taken from the Variable



--------------------------------------------------------------------------------
Strategic Advantage                   33

Account. We will deduct the amount transferred from each Division in the same proportion that the Account Value in that Division bears to the Net Account Value immediately prior to the loan transaction or as otherwise specified by the Owner's instructions. The amounts in each Division will be determined as of the Valuation Date we receive the request for a loan. The Loan Division is credited at a compound annual rate of 3% in all Policy years.

On Policy anniversaries, the amount of interest credited to the Loan Division for the Policy year will be transferred from the Loan Division according to premium allocation instructions. When a loan repayment is made, an amount equal to the payment is transferred from the Loan Division. Amounts transferred from the Loan Division will be allocated to the Divisions of the Variable Account and the Guaranteed Interest Division based on the current premium allocation instructions unless a different allocation is requested.

A Loan against the Policy will have a permanent effect on the Account Value and, therefore, on the benefits under this Policy, even if the Loan is repaid. When borrowing against the Policy, an amount equal to the Policy Loan is transferred to the Loan Division where it earns a guaranteed rate of interest. Premiums or transfer amounts may not be allocated to the Loan Division other than by borrowing additional amounts. If not repaid, the Policy Loan and accrued loan interest will be deducted from the amount of the Death Proceeds paid, the Cash Surrender Value paid on surrender, or the Account Value upon maturity. It may also have an effect on the Guarantee Period and on the length of time the Policy remains in force, since in many cases the Policy will lapse when the Account Value minus Policy Loans and accrued loan interest is insufficient to cover the monthly deductions against the Policy's Account Value.

If telephone privileges have been elected in an application or requested by written notice to our Customer Service Center, a Policy Loan may be requested by telephoning our Customer Service Center. Any telephone request for a Policy Loan must be for an amount less than $25,000. See Telephone Privileges, page 45.

Loans may have adverse tax consequences. See Modified Endowment Contracts, page 39.

Partial Withdrawals

A Partial Withdrawal may be requested on any Monthly Processing Date after the first Policy anniversary by contacting our Customer Service Center. One Partial Withdrawal is allowed each Policy year.

The minimum Partial Withdrawal is $100. The maximum Partial Withdrawal is the amount which will leave $500 as the Net Account Value. If a withdrawal of more than this maximum is requested, we will require a full surrender of the Policy. When a Partial Withdrawal is taken, the amount of the withdrawal plus a service fee is deducted from the Account Value.

The Stated Death Benefit is not reduced by a Partial Withdrawal taken when the Base Death Benefit has been increased to qualify the Policy as life insurance under the Federal income tax laws (see Life Insurance Definition page 38) and the amount withdrawn is no greater than that amount which reduces the Account Value to the level which no longer requires the Base Death Benefit to be increased for Federal income tax law purposes.

For a Policy under an Option 1 death benefit, the Stated Death Benefit is not reduced by a Partial Withdrawal in the circumstances described above. In addition, if no more than 15 years have elapsed since the Policy Date and the Insured is not yet Age 81, a Partial Withdrawal of an amount up to 10% of the Account Value or, if greater, 5% of the Stated Death Benefit, calculated immediately before the Partial Withdrawal is taken will not reduce the Stated Death Benefit. Any additional amount withdrawn reduces the Stated Death Benefit by that additional amount.

For a Policy under an Option 2 death benefit, a Partial Withdrawal does not reduce the Stated Death Benefit.

For a Policy under an Option 3 death benefit, the Stated Death Benefit may be reduced by the amount of the Partial Withdrawal in excess of premiums paid minus prior Partial Withdrawals taken to the date of the Partial Withdrawal (the excess will be treated as if the Policy were under death benefit Option 1). See Death Benefit Options, page 21.

No Partial Withdrawal will be allowed if the Stated Death Benefit remaining in force after the Partial Withdrawal would be reduced below the minimum we require to issue this Policy at the time of the reduction. See Group or Sponsored Arrangements, page 38.

A Partial Withdrawal may also reduce the Target Death Benefit.

Unless otherwise indicated, we will make the withdrawal from the Guaranteed Interest Division and the Divisions of the Variable Account in the same proportion that each Division bears to the Net Account Value immediately prior to the withdrawal. Withdrawals from the Guaranteed Interest Division may not exceed an amount that is greater than the total withdrawal times the ratio of the Account Value in the Guaranteed Interest Division to the total Net Account Value immediately prior to the withdrawal.




--------------------------------------------------------------------------------
Strategic Advantage                   34

A new Schedule reflecting the effect of the withdrawal will be sent if there is a change to the Stated Death Benefit or to the Target Death Benefit. We may ask that the Policy be returned to our Customer Service Center to make this change. The withdrawal and any reductions in death benefits will be effective as of the Valuation Date we receive the request.

If telephone privileges have been elected, requests for Partial Withdrawals may be made by telephoning our Customer Service Center. Any telephone request for a Partial Withdrawal must be for an amount less than $25,000. See Telephone Privileges, page 45.

Partial Withdrawals may have adverse tax consequences. See Modified Endowment Contracts, page 39.


Surrender

The Policy may be surrendered for its Net Cash Surrender Value at any time while the Insured is living. In order to surrender the Policy, a written request and the Policy should be sent to our Customer Service Center. The Net CashSurrender Value of the Policy equals the Cash Surrender Value minus any Policy Loan and accrued loan interest. We will compute the Net Cash Surrender Value as of the Valuation Date we receive the request and the Policy at our Customer Service Center, and all insurance coverage will end as of that date.

A surrender of the Policy for its Net Cash Surrender Value may have adverse tax consequences. See Modified Endowment Contracts, page 39.

Right to Exchange Policy

During the first 24 months following the date we issue the Policy or add a coverage segment, the Policy provides a right to exchange the Policy from one in which the investment experience is not guaranteed into a guaranteed Policy unless required differently by state law. This is accomplished by the transfer of the entire amount in the Divisions of the Variable Account to the Guaranteed Interest Division, and the allocation of all future premium payments to the Guaranteed Interest Division. This will, in effect, serve as an exchange of the Policy for the equivalent of a flexible premium universal life insurance policy. No charge will be imposed on the transfer in exercising this exchange privilege. See The Guaranteed Interest Division, page 17.

When this right is exercised, we will not allow for the allocation of future premium payments or transfers to the Divisions of the Variable Account.

Lapse

Insurance coverage will continue as long as the Net Account Value of the Policy is sufficient to pay all the deductions that are taken out of the Account Value each month. The Policy is guaranteed not to lapse, regardless of its Net Account Value if, on each Monthly Processing Date during the first three Policy years, the sum of premiums paid, less the sum of Partial Withdrawals and Policy Loans taken including accrued loan interest, is greater than or equal to the sum of the applicable minimum monthly premiums for each Policy month starting with the first Policy month to and including the Policy month which begins on the current Monthly Processing Date. The minimum monthly premium is equal to one twelfth of the Minimum Annual Premium.

If the Guaranteed Minimum Death Benefit Provision Is Not in Effect

Unless the Guaranteed Minimum Death Benefit provision is in effect, or the special continuation period is in effect and its requirements have been met, the Policy including all attached Riders will lapse in its entirety on any Monthly ProcessingDate that the Net Account Value of the Policy is not sufficient to pay all the monthly deductions from the Account Value. A 61-day grace period will begin on that Monthly Processing Date. See Grace Period, page 32.

If we do not receive payment of the requested amount in full within the 61 days, the Policy and all Riders attached will lapse without value. We will withdraw any remaining balance of the Account Value from the Divisions of the Variable Account and Guaranteed Interest Division. We will deduct any amount owed to us against the Account Value. We will inform the Owner that the Policy has ended.

If the Insured dies during the grace period, we will pay the Death Proceeds to the Beneficiary that reflect reductions for Policy Loans, accrued loan interest and any monthly deductions due.

If the Guaranteed Minimum Death Benefit Provision Is in Effect

After the special continuation period, if the Guaranteed Minimum Death Benefit provision is in effect, the Stated Death Benefit of the Policy will not lapse during the Guarantee Period even if the Net Account Value is not sufficient to cover all the deductions from the Account Value on any Monthly Processing Date. See Guaranteed Minimum Death Benefit Provision, page 22.

The benefits provided by Riders attached to the Policy and any amount by which the Base Death Benefit exceeds the Stated Death Benefit are not protected by the Guaranteed


--------------------------------------------------------------------------------
Strategic Advantage                   35

Minimum Death Benefit provision. Therefore, these portions of the Policy benefits will lapse if the Net Account Value is not sufficient to cover all the deductions from the Account Value on any Monthly Processing Date (unless the policy is in the three year special continuation period).

While the Guaranteed Minimum Death Benefit provision applies (unless the policy is in the three year special continuation period), the Account Value may be reduced by monthly deductions, but not below zero. Any monthly deductions during the Guarantee Period which would reduce the Net Account Value below zero will be permanently waived.

The Guaranteed Minimum Death Benefit provision will be terminated if the Policy does not meet the monthly premium test or if the Net Account Value is not diversified according to our requirements as explained in Guaranteed Minimum Death Benefit Provision, page 22. If the Guaranteed Minimum Death Benefit provision is terminated the normal test for lapse will resume.


Grace Period

If the following conditions occur as of a Monthly Processing Date, the Policy will enter into the 61 day Grace Period:

  (i)   The Net Account Value is zero or less; and

  (ii) The three year special continuation period has expired or the required premium has not been paid; and

  (iii) The Guarantee Period has expired or been terminated.

We will, at least 30 days before the end of a grace period, notify the Owner or any assignee in writing at the last known address on our records that the grace period has begun. The notification will include the amount of premium payment necessary to reinstate the Policy and all Riders attached. The premium required to reinstate the Policy is generally the amount of past due charges plus the amount that will cover estimated monthly deductions for the Policy and all attached Riders for the following two months. If we receive payment of this amount before the end of the grace period, we will use the amount sent us to make the overdue deductions. Any balance remaining will be applied to the Account Value in the same manner as other premium payments.


Reinstatement

If the Policy owner fails to pay sufficient premiums prior to the end of the Grace Period, the Policy and its Riders other


--------------------------------------------------------------------------------
Strategic Advantage                   36
than the Guaranteed Minimum Death Benefit Provision may be reinstated within five years after the Grace Period. Unless otherwise required by state law, we will reinstate the Policy and any Riders if:

  (i)   The Policy has not been surrendered for its Net Cash Surrender Value;

  (ii) Evidence satisfactory to us that the Insured and the Insureds under any Riders are still insurable according to our normal rules of underwriting for this type of Policy is provided to us; and

  (iii) A premium payment sufficient to keep the Policy and any Riders in force from the beginning of the grace period to the end of the grace period and for two months following the date of the reinstatement is made (unless required differently by state law).

The reinstatement will be effective as of the Monthly Processing Date following our approval of the reinstatement application. We will also reinstate any Policy Loan which existed when coverage ended, with accrued loan interest to the date of lapse. Net Premiums received after reinstatement will be allocated according to the premium allocation instructions in effect at the start of the grace period or as otherwise directed by the Owner.


CHARGES, DEDUCTIONS AND REFUNDS

Deductions from Premiums

Unless a Policy Loan is outstanding (see Policy Loans, page 29), any payment received before the Maturity Date is considered a premium. Certain expenses are deducted from premium payments. The remainder of each premium (the Net Premium) is then added to the Account Value. The expenses which are deducted from the premium include the tax charges and the sales charge.


Tax Charges

All states levy taxes on life insurance premium payments. The amount of these taxes vary from state to state, and may vary from jurisdiction to jurisdiction within a state. We currently deduct an amount equal to 2.5% of each premium to pay applicable premium taxes. The 2.5% rate approximates the average tax rate we expect to pay on premiums from all states.

A charge currently equal to 1.5% of each premium payment is deducted to cover our estimated cost for the Federal income


--------------------------------------------------------------------------------
Strategic Advantage                   37
tax treatment of deferred acquisition costs determined solely by the amount of life insurance premiums we receive. This charge for deferred acquisition costs is reasonable in relation to Security Life's increased Federal income tax burden under Internal Revenue Code Section 848 resulting from the receipt of premium payments.

Except as limited by state law, we reserve the right to increase or decrease the premium expense charge for taxes due to any change in tax law. We further reserve the right to increase or decrease the premium expense charge for the Federal income tax treatment of deferred acquisition costs due to any change in the cost to us.

Sales Charges

A percentage of each premium is deducted to compensate us for a portion of the cost of selling the Policy. The percentage deducted is based on the amount of premium paid and the number of years since the Policy Date or the date of an increase in coverage. For each of the first five Policy years, this charge is equal to 8% of premiums paid up to the Target Premium and 3% of premiums paid in excess of the Target Premium. In the sixth Policy year and thereafter, the sales charge is equal to 3% of all premiums paid.

Target Premiums are not based on the Scheduled Premium determined when the Policy is purchased. Target Premiums are actuarially determined based on the Age, sex and Premium Class of the Insured. See Premiums, page 18. The Target Premium for the Policy and any Segments added since the Policy Date will be listed in the Schedule.

For a Policy with multiple Segments, premiums paid are allocated to the Segments in the same proportion that the guideline annual premium (as defined by the Federal income tax law) for each Segment bears to the total guideline annual premium for the Stated Death Benefit.

The sales charge covers the cost of distribution, costs of preparing our sales literature, other promotional expenses, and other direct and indirect expenses. The amount of this charge cannot be specifically related to sales expenses in a particular year since we recover these costs over the period the Policies remain in effect. We pay the sales expenses from our own resources, including this sales charge and any profit we may earn on the other charges deducted under the Policy. The sales charge may be reduced or waived for certain group or sponsored arrangements.

Daily Deductions from the Variable Account

Mortality and Expense Risk Charge

Each day a charge is deducted for mortality and expense risks we assume. This charge is equal to 0.002055% per day of the amount in the Divisions of the Variable Account, which is equivalent to an annual rate of 0.75% of the portion of the Account Value allocated to the Variable Account.

We assess the mortality and expense risk charge to compensate us for assuming mortality and expense risks under the Policies. The mortality risk we assume is that Insureds, as a group, may live for a shorter period of time than estimated. The expense risk we assume is that other expenses we incur in issuing and administering the Policies and operating the Variable Account will be greater than the amount we estimated when setting the charges for these expenses. We will realize a profit from this fee to the extent it is not needed to provide benefits and pay expenses under the Policies. We may use this profit for other purposes, including any distribution expenses not covered by the sales charge.

This charge is not assessed against the amount of Account Value which is allocated to the Guaranteed Interest Division, nor to amounts in the Loan Division. We credit the Account Value with a persistency refund equivalent to 0.5% per year for each Segment that has been in force for at least 10 Policy years, which effectively reduces the charge for mortality and expense risks. See Persistency Refund, page 35.


Monthly Deductions from the Account Value

The following charges are deducted from the Account Value on each Monthly Processing Date. These deductions are taken from the Divisions of the Variable Account and the Guaranteed Interest Division in the same proportion that the Account Value in each Division bears to the total Net Account


--------------------------------------------------------------------------------
Strategic Advantage                   38

Value as of the Monthly Processing Date.

Initial Policy Charge

The initial Policy charge is $10 per month for the first five Policy years and is guaranteed never to exceed this amount. This charge covers the costs of setting up the Policy, other than sales expenses, such as application processing, medical examinations, establishment of Policy records and insurance underwriting costs. This charge is designed to reimburse us for expenses and we do not expect to gain from it.

Monthly Administrative Charge

This charge is comprised of a per Policy charge of $5 per month plus a charge of $0.0125 per thousand of Stated Death Benefit or Target Death Benefit, if greater, and is guaranteed never to exceed this amount. The per thousand charge is limited to $15 per month. This charge is designed to cover the ongoing costs of maintaining the Policy, such as premium billing and collections, claim processing, Policy transactions, record keeping, reporting and other communications with Owners, other expenses and overhead. This charge is designed to reimburse us for expenses and we do not expect to gain from it.

Cost of Insurance Charges

The cost of insurance charges compensate us for providing insurance protection under the Policy. The cost of insurance charges are calculated monthly, and equal our current monthly cost of insurance rate times the Net Amount at Risk for each portion of the death benefit. Net Amount at Risk for each portion of the death benefit is calculated at the beginning of the Policy month. The Net Amount at Risk for the Base Death Benefit is equal to the difference between the current Base Death Benefit and the amount of the AccountValue. For this purpose, the amount of the Account Value is determined after deduction of charges due on that date, other than cost of insurance charges for the Base Death Benefit, any Adjustable Term Insurance Rider, and Waiver of Cost of Insurance Rider. The Net Amount at Risk for the Adjustable Term Insurance Rider is equal to the amount of the benefit provided. If the Base Death Benefit at the beginning of the month is increased due to the requirements of Federal income tax law definition of life insurance, Net Amount at Risk for the Base Death Benefit that month will also increase, but the Net Amount at Risk for any Adjustable Term Insurance Rider may be reduced. Therefore, the amount of the cost of insurance charges will vary from month to month with changes in the Net Amount at Risk, changes in the relative makeup of the death benefit, and with increasing Age of the Insured.

The cost of insurance rates are based on the Age, sex and Premium Class of the Insured on the Policy Date or at the time a Segment is added, as well as the length of time the Policy or Segment has been in effect. Unisex rates are used where

--------------------------------------------------------------------------------
Strategic Advantage                   39
appropriate under applicable law, currently including the state of Montana and any Policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs. Net Amount at Risk is allocated to Segments in the same proportion that each Segment bears to the total Stated Death Benefit as of the Monthly Processing Date. Separate cost of insurance rates apply to the Base Death Benefit, the Adjustable Term Insurance Rider and any additional Segments. We may change these rates from time to time, but they will never be more than the guaranteed maximum rates set forth in the Policy. The guaranteed maximum rates for fully underwritten policies are based on the 1980 Commissioners Standard Ordinary Mortality Table.

We may offer Policies on a guaranteed issue basis to certain group or sponsored arrangements. If an eligible group or sponsored arrangement purchases Policies on a guaranteed issue basis, the Policies will be issued up to a predetermined face amount limit, with only minimal evidence of insurability. Because only limited underwriting information is obtained, Policies issued on a guaranteed issue basis may present additional mortality cost to us compared to underwritten Policies. We will charge increased cost of insurance rates for guaranteed issue Policies. The amount of the increased charges will depend on the issue Age of the Insured, and may also depend on the size of the group and the total premium to be paid by the group. Under guaranteed issue Policies, the overall charges for insurance will be higher than under a comparable underwritten Policy issued in the nonsmoker standard or smoker standard class. This means that an Insured may be able to obtain individual, underwritten insurance coverage at a lower overall cost.

The guaranteed rates for guarantee issue policies are no greater than 135 percent of the maximum rates that could be charged based on the 1980 Commissioner's Standard Ordinary Mortality Table ("1980 CSO Table"). The guaranteed rates are higher than 100 percent of the maximum rates in the 1980 CSO Table because we use simplified underwriting procedures whereby the Insured may not be required to submit to a medical or paramedical examination. The current cost of insurance rates after the 15th Policy Year are generally lower than 100 percent of the 1980 CSO Table. Any change in the current cost of insurance rates will apply to all persons of the same Age and rate class. The maximum rates for the initial and any new Segment will be printed in the Schedule which we will provide to you.

Charges for Additional Benefits

The cost of any additional benefits added by Rider will be deducted monthly on the Monthly Processing Date. We may change these charges, but the Schedule contains tables showing the guaranteed maximum rates. See Additional Benefits, page 24.

Guaranteed Minimum Death Benefit Charge

If the Guaranteed Minimum Death Benefit is purchased, we currently charge $0.005 per thousand of Stated Death Benefit each month during the Guarantee Period. This charge is guaranteed never to exceed $0.01 per thousand of Stated Death Benefit each month.

Changes in Monthly Charges

Any changes in the cost of insurance charges, charges for additional benefits, or guaranteed minimum death benefit charge will be made by class of Insured and will be based on changes in future expectations about such things as investment earnings, mortality, the length of time policies will remain in effect, expenses and taxes. In no event will they exceed the guaranteed maximum rates defined in the Policy.

Policy Transaction Fees

In addition to the deductions described above, we charge fees for certain Policy transactions.

Transaction fees are taken from the Divisions of the Variable Account and the Guaranteed Interest Division in the same proportion that the Account Value in each Division bears to the Net Account Value immediately after the transaction for which the fee is charged.


Partial Withdrawal

A service fee equal to the lesser of $25 or 2% of the amount requested will be charged against the Account Value for each Partial Withdrawal. See Partial Withdrawals, page 30.


Transfers

We charge a fee of $25 for each additional transfer beyond the first twelve in a Policy year. See Transfers of Account Values, page 27. All transfers included in one transfer request count as a single transfer when we calculate the fee. There will not be a transfer fee for transfers of Account Value into the Guaranteed Interest Division pursuant to the Exchange Right provided by this Policy. See Right to Exchange Policy, page 31.


Allocation Changes


--------------------------------------------------------------------------------
Strategic Advantage                   40

We charge a fee of $25 each time the premium allocation is changed beyond five times per Policy year.

Illustrations

We reserve the right to charge a fee, not to exceed $25, for Policy illustrations in excess of one per Policy year.


Persistency Refund

Long-term Owners of Strategic Advantage will receive a persistency refund.

Each month the Policy or a Segment remains in force after its tenth Policy anniversary, we will credit the Account Value with a refund equivalent to 0.5% of the Account Value on an annual basis for that Segment (0.04167% monthly).
For purposes of this calculation, Account Value will be allocated to each Segment based upon the number of completed Policy years that Segment has been in force and the size of the guideline annual premium as defined by the Federal income tax law definition of life insurance.

The persistency refund will be added to the Divisions of the Variable Account and the Guaranteed Interest Division in the same proportion that the Account Value in each Division bears to the Net Account Value as of the Monthly Processing Date.

The following is an example of how the persistency refund affects the Account Value each month if the policy has no loan:

Account Value = $10,000 (all in the Variable Divisions)

Monthly persistency refund Rate = .0004167

Persistency refund = 10,000 x .0004167 = $4.17

               Before         After
               Persistency    Persistency
               Refund         Refund
               ------         ------

Variable
Divisions      $10,000.00  $10,004.17

The following is an example of how the persistency refund affects the Account Value each month if the Policy has a loan:

Account Value = $10,000

Account Value in the Variable Divisions = $5,000

Account Value in the Loan Division = $5,000

Monthly persistency refund Rate = .0004167

Persistency refund = 10,000 x .0004167 = $4.17

               Before         After
               Persistency    Persistency
               Refund         Refund
               ------         ------

Variable
Divisions      $5,000.00     $5,004.17

Loan           $5,000.00     $5,000.00

Refund of Sales Charges

If the Policy has not lapsed, we will, upon full surrender of the Policy within the first two Policy years, refund a portion of the sales charges previously deducted from premiums paid. In the first Policy year, the amount of the refund is equal to 5% of the premiums paid. In the second Policy year, the refund is equal to 2.5% of the premiums paid in the first Policy year. After the second Policy anniversary, there is no refund of sales charges.

Charges from Portfolios

The Variable Account purchases shares of the Portfolios at net asset value. That price reflects investment management fees and other direct expenses that have already been deducted from the assets of the Portfolio. The following table describes these investment management fees and other direct expenses of the Portfolios.





--------------------------------------------------------------------------------
Strategic Advantage                   41

Portfolio Annual Expenses (As a Percentage of Portfolio Average Net Assets)/1/


                                                                     Investment                         Total Portfolio
                                                                     ----------                         ---------------
                   Portfolio                                         Management       Other Expenses        Expenses
                   ---------                                         ----------       --------------        --------
                                                                        Fees
                                                                        ----
Neuberger & Berman Advisers Management Trust /2/
Limited Maturity Bond Portfolio                                          0.65%              0.13%             0.78%
Growth Portfolio                                                         0.83%              0.09%             0.92%
Partners Portfolio                                                       0.84%              0.11%             0.95%
Government Income Portfolio /12/                                         0.00%              1.02%             1.02%
The Alger American Fund
Alger American Small Capitalization Portfolio                            0.85%              0.03%             0.88%
Alger American MidCap Growth Portfolio                                   0.80%              0.04%             0.84%
Alger American Growth Portfolio                                          0.75%              0.04%             0.79%
Alger American Leveraged AllCap Portfolio                                0.85%              0.24%             1.09/3/
Fidelity Variable Insurance Products Fund
VIP Growth Portfolio                                                     0.61%              0.08%             0.69%/4/
VIP Overseas Portfolio                                                   0.76%              0.17%             0.93%/4/
VIP Money Market Portfolio                                               0.21%              0.09%             0.30%
Fidelity Variable Insurance Products Fund II
VIP II Asset Manager Portfolio                                           0.64%              0.10%            0.74%/4/
VIP II Index 500 Portfolio                                               0.13%              0.15%            0.28%/5/
INVESCO Variable Investment Funds, Inc.
INVESCO VIF - Total Return Portfolio                                     0.75%              0.19%             0.94%/6/,/7/
INVESCO VIF - Industrial Income Portfolio                                0.75%              0.20%             0.95% /6/,/8/
INVESCO VIF - High Yield Portfolio                                       0.60%              0.27%             0.87% /6/,/9/
INVESCO VIF - Utilities Portfolio                                        0.60%              0.56%             1.16% /6/,/10/
INVESCO VIF - Small Company Growth Fund /13/                             0.75%              0.25%             1.00%
Van Eck Worldwide Insurance Trust
Worldwide Hard Assets Fund (formerly Gold and Natural                    1.00%              0.11%             1.11%
Resources Fund)
Worldwide Real Estate Fund /13/                                          1.00%              0.25%             1.25%
Worldwide Emerging Markets Fund /13/                                     1.00%              0.27%             1.27%
Worldwide Bond Fund /13/                                                 1.00%              0.12%             1.12%
Worldwide Balanced Fund /12/                                             0.00%/11/          0.00%/11/         0.00%/11/
AIM Variable Insurance Funds, Inc.
AIM VI - Capital Appreciation /13/                                       0.64%              0.09%             0.73%
AIM VI - Government Securities /13/                                      0.50%              0.41%             0.91%




/1/ The preceding Portfolio expense information was provided to us by the Portfolios, and we have not independently verified such information. These Portfolio expenses are not direct charges against Division assets or reduction from Contract values; rather these Portfolio expenses are taken into consideration in computing each underlying Portfolio's net asset value, which the share price used to calculate the unit values of the Divisions. For a more complete description of the Portfolios' costs and expenses, see the prospectuses for the Portfolios.


--------------------------------------------------------------------------------
Strategic Advantage                   42

/2/ Neuberger & Berman Advisers Management Trust (the "Trust") is divided into portfolios ("Portfolios"), each of which invests all of its net investable assets in a corresponding series ("Series") of Advisers Managers Trust. The figures reported under "Investment Management and Administration Fees" include the aggregate of the administration fees paid by the Portfolio and the management fees paid by its corresponding Series. Similarly, the "Other Expenses" includes all other expenses of the Portfolio and its corresponding series. See "Expenses" in the Trust's Prospectus. Expenses reflect expense reimbursement. NBMI has voluntarily undertaken to limit the Portfolios' compensation of NBMI and excluding taxes, interest, extraordinary expense, brokerage commissions and transaction costs, that exceed 1% of the Portfolios' average daily net asset value. These expense reimbursement policies are subject to termination upon 60 days written notice to the Portfolios.

/3/ The Alger American Leverage AllCap Portfolio's "Other Expenses" includes 0.03% of interest expense.

/4/ A portion of the brokerage commissions the Portfolio paid was used to reduce its expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been 0.67% for Growth Portfolio, 0.92% for Overseas Portfolio, and 0.73% for Asset Manager Portfolio.

/5/ FMR agreed to reimburse a portion of Index 500 Portfolio's expenses during the period. Without this reimbursement, the funds' management fee, other expenses and total expenses would have been 0.28%, 0.15% and 0.43% respectively for Index 500 Portfolio on an annualized basis.

/6/ The Portfolios' custodian fees were reduced under an expense offset arrangement. In addition, certain expenses of the Portfolios are being absorbed voluntarily by INVESCO Funds Group, Inc. ("IFG"). The above ratios reflect total expenses, less expenses absorbed by IFG, prior to any expense offset.

/7/ Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended December 31, 1996 and 1995 and the period December 31, 1994. If such expenses had not been voluntarily absorbed, ratio expenses to average net assets would have been 1.30%, 2.51% and 16.44%, respectively, and ratio of net investment income to average net assets would have been 3.08%, 2.41% and (11.72%), respectively.

/8/ Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended December 31, 1996 and 1995 and the period ended December 31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.19%, 2.31% and 32.55%, respectively, and ratio of net investment income to average net assets would have been 2.63%, 2.22% and (30.07%), respectively.

/9/ Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended December 31, 1996 and 1995 and the period ended December 31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.32%, 2.71% and 30.38% respectively, and ratio of net investment income to average net assets would have been 8.74%, 7.05% and (26.92%), respectively.

/10/ Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended December 31, 1996 and 1995. If such expenses had not been voluntarily absorbed, ratio expenses to average net assets would have been 5.36%, and 57.13%, respectively, and ratio of net investment income to average net assets would have been (1.28%), and (52.86), respectively.

/11/ The Portfolio's expenses were voluntarily reduced by the Portfolio's investment manager. Absent such reimbursement, "Investment Management Fees", "Other Expenses" and "Total Portfolio Expenses" would have been 0.75%, 0.60% and 1.35%, respectively. "Other Expenses" of 0.60% are based on a net asset estimation of $30 million.

/12/ No longer available for new investors.

/13/ Will become available on or before May 1, 1998.

--------------------------------------------------------------------------------
Strategic Advantage                   43

Group or Sponsored Arrangements

This Policy is available for purchase by individuals, corporations and other institutions. For group or sponsored arrangements (including home office employees of Security Life) and for special exchange programs which Security Life may offer from time to time, we may reduce or eliminate the sales charge, the length of time the sales charge applies, the administrative charge, the minimum Stated Death Benefit, the maximum Target Death Benefit, the Minimum Annual Premium, the Target Premium, cost of insurance charges, or other charges normally assessed to reflect the expected economies resulting from a group or sponsored arrangement. We may also allow Partial Withdrawals to be taken without a charge. Group arrangements include those in which a trustee, an employer or an association either purchases Policies covering a group of individuals on a group basis or endorses the Policy to a group of individuals. Sponsored arrangements include those in which an employer or association allows us to offer Policies to its employees or members on an individual basis.

Our costs for sales, administration and mortality generally vary with the size and stability of the group, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements. We will make any reductions according to our rules in effect when an application form for a Policy is approved. We may change these rules from time to time. Any variation in the sales charge, administrative charge or other charges, fees and privileges will reflect differences in costs or services and will not be unfairly discriminatory.


Other Charges

Under current law we pay no tax on investment income and capital gains reflected in variable life insurance policy reserves (except to the extent the Federal deferred acquisition cost may be considered such a tax). Consequently, no charge is currently being made to any Division of our Variable Account for our Federal income taxes. We reserve the right, however, to make such a charge in the future if the tax law changes and we incur Federal income tax which is attributable to the Variable Account.

We must pay state and local taxes (in addition to applicable taxes based on premiums) in several states. At the present time, these taxes are not substantial. However, if these taxes increase, we also reserve the right to make charges for such taxes when they are attributable to our Variable Account.


TAX CONSIDERATIONS

The following discussion provides a general description of the Federal income tax consequences of the Policy, based on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the IRS. This discussion is general in nature, and should not be considered tax advice. Further, it is not intended to present an exhaustive survey of all the tax issues that might arise under the Policy. Because of the complexity of the laws and the fact that tax results will vary according to the particular circumstances of the Owner, a legal or tax adviser should be consulted prior to purchasing the Policy.


Life Insurance Definition

Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"), sets forth the definition of a life insurance contract for Federal tax purposes. The entire death benefit of a life insurance contract is excludable from gross income of the beneficiary under Section 101(a)(1) of the Code. However, there are exceptions to this general rule such as transfers for value and distributions from a policy owned by a qualified plan. The Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing
Section 7702. While proposed regulations and other interim guidance have been issued, final regulations have not been adopted. In short, guidance as to how
Section 7702 is to be adopted is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not qualify for the favorable tax treatment normally provided to a life insurance policy.

Section 7702 provides that if one of two alternate tests are met, a Policy will be treated as a life insurance policy for Federal income tax purposes. These tests are referred to as the "Cash Value Accumulation Test" and the "Guideline Premium/Cash Value Corridor Test."

Under the Cash Value Accumulation Test, there is no limit to the amount that may be paid in premiums as long as there is enough death benefit in relation to Account Value at all times. The death benefit at all times must be at least equal to an actuarially determined factor, depending on the Insured's Age, sex and Premium Class at any point in time, times the Account Value. See APPENDIX A, page 134, for a table of the Cash Value Accumulation Test factors.

The Guideline Premium/Cash Value Corridor Test provides for a maximum premium in relation to the Death Benefit, and a

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Strategic Advantage                   44
minimum "corridor" of death benefit in relation to Account Value. In most situations, the death benefit that results from the Guideline Premium/Cash Value Corridor Test will ultimately be less than the amount of death benefit required under the Cash Value Accumulation Test. See APPENDIX B, page142, for a table of the Guideline Premium/Cash Value Corridor Test factors.

This Policy allows the Owner to choose, at the time of application, which of these tests we will always apply to the Policy. A choice of tests is irrevocable. Regardless of which test is chosen, we will at all times assure that the Policy meets the statutory definition which qualifies the Policy as life insurance for Federal income tax purposes. In addition, so long as the Policy remains in force, increases in Account Value as a result of interest or investment experience will not be subject to Federal income tax unless and until there is a distribution from the Policy, such as a Partial Withdrawal or loan.

The favorable tax treatment of Section 101(a) will not apply to benefits paid at maturity of the policy (age 100). See Benefits at Maturity, page 24. Also, any interest payment accrued on Death Proceeds paid either as a lump sum or other than in one lump sum may be subject to tax. See Settlement Provisions, page 46.

The Federal government has in the past and may in the future consider new legislation or regulations that, if enacted, could change the Federal income tax treatment of life insurance policy income or death benefits. Any such change could have a retroactive effect. Such concerns should be addressed by a legal or tax adviser.

Diversification Requirements

In addition to meeting the tests required under Section 7702, Section 817(h) of the Code requires that the investments of separate accounts such as the Variable Account be adequately diversified. Regulations issued by the Secretary of the Treasury set the standards for measuring the adequacy of this diversification. To be adequately diversified, each Division of the Variable Account must meet certain tests. A variable life policy that is not adequately diversified under these regulations would not be treated as life insurance under Section 7702 of the Code. If this were to occur, the Owner would be subject to Federal income tax on the income under the Policy as it is earned. The Portfolios in which the Variable Account invests have provided certain assurances that they will meet the applicable diversification standards.

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for Federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury also announced, in connection with the issuance of temporary regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy holders were not owners of separate account assets. For example, the Owner has additional flexibility in allocating premium payments and Policy values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Variable Account. In addition, Security Life does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury has stated it expects to issue. Security Life therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Variable Account or to otherwise qualify the Policy for favorable tax treatment.

Modified Endowment Contracts

Code Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts", which applies to Policies entered into or materially changed after June 20, 1988.

Due to the Policy's flexibility, classification as a Modified Endowment Contract will depend on the individual circumstances of each Policy. In general, a Policy will be a Modified Endowment Contract if the accumulated premiums paid at any time during the first seven Policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a Modified Endowment Contract after a material change generally depends upon the relationship of the death benefit and the Account Value at the time of such change and the additional

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

premiums paid in the seven years following the material change.

The rules relating to whether a Policy will be treated as a Modified Endowment Contract are extremely complex and cannot be fully described in the limited confines of this summary. Therefore, a current or prospective Owner should consult with a competent adviser to determine whether a Policy transaction will cause the Policy to be treated as a Modified Endowment Contract. Security Life will, however, monitor Policies and will attempt to notify an Owner on a timely basis if the Owner's Policy becomes a Modified Endowment Contract.


Tax Treatment of Premiums

No deduction is allowed for premiums paid on any life insurance policy covering the life of any officer or employee, or of any person financially interested in any business carried on by the taxpayer, when the taxpayer is a beneficiary (directly or indirectly) under such policy. Consult your tax adviser for advice on the availability of deductions.


Loans, Lapses, Surrenders and Withdrawals

If the Policy Is Not a Modified Endowment Contract

If a Policy is not a Modified Endowment Contract, as long as it remains in force, a loan under the Policy will be treated as indebtedness and no part of the loan will be subject to current Federal income tax. Interest paid (or accrued by an accrual basis taxpayer) on the loan may or may not be tax deductible. Consult your tax adviser for advice on the availability of deductions.

Any time a Policy is surrendered or lapses, the excess, if any, of the Cash Surrender Value over the Owner's "investment in the Policy" will be subject to Federal income tax as ordinary income. "Investment in the Policy" means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus
(ii) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by a Policy that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the Owner. It is important to note that for this calculation, ifthe Policy terminates while a Policy Loan is outstanding, the total amount of the loan and accrued loan interest will be treated as a distribution and could be subject to tax under the above rules. As a result, in certain circumstances this may result in taxable income to the Owner even though the Policy has no Net Cash Surrender Value.

Proceeds received on a Withdrawal may or may not be taxable depending on the Owner's particular circumstances. During the first 15 Policy years, the proceeds from a Partial Withdrawal could be subject to Federal income tax to the extent the Cash Surrender Value exceeds investment in the Policy. The portion subject to tax will depend upon the ratio of the death benefit to Account Value under the Policy and the Age of the Insured at the time of the withdrawal.
After the first 15 Policy years, the proceeds from a Partial Withdrawal will not be subject to Federal income tax except to the extent such proceeds exceed investment in the Policy.

If the Policy Is a Modified Endowment Contract

If a Policy is a Modified Endowment Contract, any pre-death distribution from the Policy will be taxed on an "income-first" basis, similar to the treatment of annuities for individuals. Distributions for this purpose include a surrender, Partial Withdrawal or Policy Loan, including any increase in a loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan. Any such distributions will be considered taxable income to the Owner to the extent the Account Value exceeds investment in the Policy immediately before the distribution. All Modified Endowment Contracts that are issued by Security Life (and its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includable in the gross income under Code Section 72(c).

A 10% penalty tax will also apply to the taxable portion of a distribution from a Modified Endowment Contract, unless an exception applies. The penalty tax will not apply to distributions (i) when the taxpayer is at least 59 1/2 years of age, (ii) in the case of a disability (as defined in the Code), or (iii) received as part of a series of substantially equal periodic payments, made at least annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Since these exclusions do not apply to corporations or other business entities, the 10% penalty tax would always apply to these types of owners. If the Policy is surrendered, the excess, if any, of the Cash Surrender Value over investment in the Policy will be subject to Federal income tax and, unless one of the above exceptions applies, the 10% penalty tax.

If a Policy was not originally a Modified Endowment Contract but later becomes one, distributions that occur during the Policy year it becomes a Modified Endowment Contract and any subsequent Policy year will be taxed as described in the two preceding paragraphs. In addition, any distributions from

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Strategic Advantage                   46
the Policy made within two years before it becomes a Modified Endowment Contract will be treated as having been made in anticipation of the change and will be subject to tax in this manner. This means that a distribution made from a Policy that is not a modified endowment could later become taxable as a distribution from a Modified Endowment Contract. The Treasury has been authorized to prescribe rules which would address this issue.

Alternative Minimum Tax

For purposes of the alternative minimum tax adjusted current earnings adjustment, special rules apply with respect to life insurance contracts. Under these rules, death benefit proceeds are taken into account, increases in cash value attributable to investment performance are taken into account currently and the distribution tax rules apply in a modified form.

Section 1035 Exchanges

Section 1035 of the Internal Revenue Code generally provides that no gain or loss shall be recognized on the exchange of one life insurance policy for another life insurance policy or for an endowment or annuity contract. Special rules and procedures apply to Section 1035 transactions. Prospective owners wishing to take advantage of Section 1035 should consult their tax adviser.


Tax-exempt Policy Owners

Special rules may apply in the case of a Policy owned by a tax-exempt entity. Accordingly, tax-exempt entities should consult with a tax adviser regarding the consequences of purchasing and owning a Policy, including the effect, if any, on the tax-exempt status of the entity and the application of the unrelated business income tax.


Changes to Comply with Law

To assure that the Policy continues to qualify as life insurance under the Code, we reserve the right to decline to accept all or part of any premium payments, to decline to change death benefits, or to decline to make Partial Withdrawals that would cause the Policy to fail to qualify. We may also make changes in the Policy or its Riders, require additional premium payments or make distributions from the Policy to the extent we deem necessary to qualify the Policy as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. The Policy Owner will be given advance notice of such changes.

The tax law limits the allowable charges for mortality costs and other expenses that may be used in making calculations to determine whether a Policy qualifies as life insurance for Federal income tax purposes. These calculations must be based upon reasonable mortality charges and other charges reasonably expected to be paid. The Treasury has issued proposed regulations on the reasonableness standards for mortality charges. Security Life believes that the charges used for this purpose in the Policy should meet the current requirement for reasonableness. Security Life reserves the right to make modifications to the mortality charges if future regulations contain standards which make modification necessary in order to continue qualification of the Policy as life insurance for Federal income tax purposes.

In addition, assuming that the Policy is not intended by the Owner to be or become a Modified Endowment Contract, we will include an endorsement to the Policy whereby we reserve the right to amend the Policy, including any Rider, to assure that the Policy continues to comply with the seven-pay test for Federal income tax purposes. If at any time the premium paid under the Policy exceeds the seven-pay limit, we reserve the right to remove such excess premium or make any appropriate adjustments to the Policy's Account Value and death benefits. Any death benefit increase will cause an increase in the cost of insurance charges.


Other

The Policies may be used in various arrangements, including qualified plans, non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the Owner is contemplating the use of the Policies in any arrangement the value of which depends in part on its tax consequences, the Owner should be sure to consult a qualified tax adviser regarding the tax attributes of the particular arrangement.

We are required to withhold income taxes from any portion of the amounts received by individuals in a taxable transaction, unless an election is made in writing not to have withholding apply. If the election not to have withholding is made, or if the amount withheld is insufficient, income taxes, and possibly penalties, may have to be paid later.

Federal estate and gift taxes and state and local inheritance, estate, and other tax consequences of ownership or receipt of Policy benefits depend on the particular jurisdiction and the circumstances of each Owner and Beneficiary.


Qualified legal or tax advisers should be consulted for

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Strategic Advantage                   47
complete information on Federal, state, local and other tax considerations.



ADDITIONAL INFORMATION ABOUT THE POLICY

Voting Privileges

We invest the assets in the Divisions of the Variable Account in shares of the corresponding Portfolios. See Investment Objectives of the Portfolios, page 14. We are the legal owner of the shares held in the Variable Account and, as such, have the right to vote on certain matters. Among other things, we may vote on any matters described in the Fund's current prospectus or requiring a vote by shareholders under the Investment Company Act of 1940.

Even though we own the shares, to the extent required by the interpretations of the SEC, we give Owners the opportunity to tell us how to vote the number of shares that are attributable to their Policies. We will vote those shares at meetings of Portfolio shareholders according to these instructions. We will also vote any Portfolio shares that are not attributable to the Policies and shares for which instructions from Owners were not received in the same proportion that Owners vote. If the Federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of a Portfolio in our own right or to restrict Owner voting, we reserve the right to do so.

Owners may participate in voting only on matters affecting the Portfolios in which the Owner's assets have been invested. We determine the number of Portfolio shares in each Division that are attributable to a Policy by dividing the Account Value allocated to that Division by the net asset value of one share of the corresponding Portfolio. The number of shares as to which an Owner may give instructions will be determined as of the record date set by the Portfolio's Board for the Portfolio's shareholders meeting. We count fractional shares. Owners having a voting interest will be sent proxy material and a form for giving us voting instructions.

All Portfolio shares are entitled to one vote. The votes of all Portfolios are cast together on an aggregate basis, except on matters where the interests of the Portfolios differ. In such cases, voting is on a portfolio-by-portfolio basis. In these cases, the approval of the shareholders in one Portfolio is not needed in order to make a decision in another Portfolio. Examples of matters that would require a portfolio-by-portfolio vote are changes in the fundamental investment policy of a particular Portfolio or approval of an investment advisory agreement. Shareholders in a Portfolio not affected by a particular matter generally would not be entitled to vote on it.

The Boards of the Portfolios and Security Life and any other insurance companies participating in the Portfolios are required to monitor events to identify any material conflicts that may arise from the use of the Portfolios for variable life and variable annuity separate accounts. Conflict might arise as a result of changes in state insurance law or Federal income tax law, changes in investment management of any Portfolio, or differences in voting instructions given by owners of variable life insurance policies and variable annuity contracts. Shares of these Portfolios may also be sold to certain qualified pension and retirement plans qualifying under Section 401 of the Code that include cash or deferred arrangements under Section 401(k) of the Code. As a result, there is a possibility that a material conflict may arise between the interests of owners generally or certain classes of owners, and such retirement plans or participants in such retirement plans. If there is a material conflict, we will have an obligation to determine what action should be taken including the removal of the affected Portfolios from eligibility for investment by the Variable Account. We will consider taking other action to protect Owners. However, there could be unavoidable delays or interruptions of operations of the Variable Account that we may be unable to remedy.

In certain cases, when required by state insurance regulatory authorities, we may disregard instructions relating to changes in the Portfolio's adviser or the investment policies of the Portfolios. In the event we do disregard voting instructions, we will include a summary of our actions and give our reasons in the next semi-annual report to Owners.

Under the Investment Company Act of 1940, certain actions affecting the Variable Account (such as some of those described under Right To Change Operations) may require Owner approval. In that case, each Owner will be entitled to one vote for every $100 of value held in the Divisions of the Variable Account. We will cast votes attributable to amounts in the Divisions of the Variable Account not attributable to Policies in the same proportions as votes cast by Owners.


Right to Change Operations

Subject to state limitations, the Company may from time to time change the investment objective of, or make the following changes to, the Variable Account:

     (i) Make additional Divisions available. These Divisions will invest in Portfolios we find suitable for the Policy.
     (ii)     Eliminate Divisions from the Variable Account,

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Strategic Advantage                   48
combine two or more Divisions, or substitute a new Portfolio for the Portfolio in which a Division invests. A substitution may become necessary if, in our judgment, a Portfolio no longer suits the purposes of the Policy. This may also happen due to a change in laws or regulations, or a change in a Portfolio's investment objectives or restrictions, or because the Portfolio is no longer available for investment, or for some other reason, such as a declining asset base.

     (iii) Transfer assets of the Variable Account, which we determine to be associated with the class of policies to which an Owner's Policy belongs, to another Variable Account.

     (iv)     Withdraw the Variable Account from registration under the 1940
              Act.

     (v) Operate the Variable Account as a management investment company under the 1940 Act.

     (vi) Cause one or more Divisions to invest in a mutual fund other than or in addition to the Portfolios.

     (vii)    Discontinue the sale of Policies.

     (viii) Terminate any employer or plan trustee agreement with us pursuant to its terms.

     (ix)     Restrict or eliminate any voting rights as to the Variable
              Account.

     (x) Make any changes required by the 1940 Act or the rules or regulations thereunder.

No such changes will be made until it becomes effective with the SEC or without any necessary approval of the applicable state insurance departments. Owners will be notified of any changes. If an Owner then wishes to transfer the amount in that Division to another Division of the Variable Account or to the Guaranteed Interest Division, they may do so, without charge, by notifying us. At the same time, changes in Net Premium and deduction allocations may also be made, without charge.


Reports to Owners

We will maintain all records relating to the Variable Account, its Divisions and the Guaranteed Interest Division. At the end of each Policy year we will send a report that shows the Total Policy Death Benefit (Base Death Benefit plus Adjustable Term Insurance Rider Death Benefit, if any), the Account Value, the Policy Loan plus accrued Loan Interest and Net Cash Surrender Value. We will also include information about the Divisions of the Variable Account. The report also shows any transactions involving the Account Value that occurred during the year such as premium allocations, deductions, and any loans or withdrawals in that year.

We will also send semi-annual reports to the Owner, which will include financial information on the Portfolios, including a list of the investments held by each Portfolio.

Confirmation notices will be sent to the Owner during the year for certain Policy transactions.


OTHER GENERAL POLICY PROVISIONS

Free Look Period

Owners have the right to examine the Policy. If for any reason the Owner is not satisfied with the Policy when issued, the Policy may be returned to us or the Registered Representative within the time limit described below and it will be deemed void as of the Policy Date. A request to cancel this Policy must be postmarked no later than 10 days after it is received, or as otherwise specified by state law. The Policy will be deemed to have been received by the Owner 5 days after it is mailed from our Customer Service Center. If a Policy is canceled under this provision, we will refund an amount equal to the full amount of any premiums paid or as otherwise specified by state law. Insurance coverage ends when the request is sent.


The Policy

This Policy is a contract between the Owner and us. The Policy, including a copy of the original application and any applications for an increase, Riders, endorsements, Schedule pages, and any reinstatement applications make up the entire contract. A copy of any application as well as a new Schedule will be attached or furnished to the Owner for attachment to the Policy at the time of any change in coverage. In the absence of fraud, all statements made in any application will be considered representations and are not warranties. No statement will be used to deny a claim unless it is in an application.

All changes or amendments to this Policy made by us must be signed by our president or an officer of the Company and by our secretary or assistant secretary. No other person is authorized to change the terms or conditions of this policy.

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Strategic Advantage                   49

Age

This Policy is issued at the Age stated in the Schedule. This is the Insured's Age nearest birthday, calculated as of the Policy Date. The Age of the Insured at any time is calculated by adding the number of completed Policy years to the Age shown in the Schedule.

Ownership

The original Owner is the person named in the application. The Owner can exercise all rights and receive the benefits during the Insured's lifetime before the Maturity Date. This includes the right to change the Owner, Beneficiaries, and methods for the payment of proceeds. All rights of the Owner are subject to the rights of any assignee and any irrevocable Beneficiary.

An Owner may name a new Owner by giving us written notice. The effective date of the change to the new Owner will be the date the notice is signed. The change will not affect any payment made or action taken by us before recording the change at our Customer Service Center. A change in ownership may cause recognition of taxable income or gain, if any, to the old Owner.

Beneficiary

The Owner names the Beneficiary when applying for the Policy. The primary Beneficiary surviving the Insured will receive any Death Proceeds which become payable. Surviving contingent Beneficiaries are paid Death Proceeds only if no primary Beneficiary has survived the Insured. If more than one Beneficiary survives the Insured, they will share the Death Proceeds equally, unless the designation provides otherwise. If there is no designated Beneficiary surviving, Death Proceeds will be paid to the Owner or the Owner's estate.

The Beneficiary designation will be on file with us or at a location designated by us. A new Beneficiary may be named during the Insured's lifetime. We will pay the proceeds to the most recent Beneficiary designation on file. We will not be subject to multiple payments.

Collateral Assignment

This Policy may be assigned as collateral security by sending written notice to us. Once it is recorded with us, the rights of the Owner and the Beneficiary are subject to the assignment, unless the Beneficiary was designated as an irrevocable Beneficiary prior to the assignment. It is the Owner's responsibility to make sure the assignment is valid.

Incontestability

We can challenge the validity of the insurance Policy if it appears that there have been material misstatements in the application. However, there are limits as to how and when we can challenge the Policy:

 .     We will not contest the statements in the application attached at issue after the Policy has been in effect, during the Insured's lifetime, for two years from the Policy Date or the date specified by state law.

 .     We will not contest the statements in the application for any reinstatement after the reinstatement has been in effect, during the Insured's lifetime, for two years from the effective date of such reinstatement.

 .     We will not contest the statements in the application for any coverage change that creates a new Segment or increases any benefit with respect to the Insured (such as an increase in Stated Death Benefit) after the change has been in effect, during the Insured's lifetime, for two years from the effective date of the new Segment or increase.

We have the right to rescind this Policy if we issued or reinstated the Policy based on a statement in an application, including a reinstatement application, that was false or misleading.

Misstatements of Age or Sex

If the Age or sex of the Insured has been misstated, the death benefit will be adjusted. The death benefit will be adjusted to the amount which would have been purchased for the Insured's correct Age and sex based on the cost of insurance charges which were deducted from the Account Value on the last Monthly Processing Date prior to the Insured's death or as otherwise required by state law. If unisex cost of insurance rates apply, we will not make an adjustment for a misstatement of sex.

Suicide

If the Insured commits suicide within two years of the Policy Date or date of reinstatement, the death benefit will be limited to the total of all premiums that have been paid to the time of death minus the amount of any outstanding Policy Loan and accrued loan interest and minus any withdrawals, unless otherwise required by law. If the Insured has been changed and the new Insured dies by suicide within two years of the exchange date, the death benefit will be limited to the Net

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Strategic Advantage                   50

Account Value as of the exchange date, plus the premiums paid since that date, less the sum of any increases in Policy Loan, accrued loan interest and any Withdrawals since the exchange date. If the Insured commits suicide, while sane or insane, within 2 years of the effective date of a new Segment or of an increase in any other benefit, we will make a limited payment to the beneficiary for the new Segment or other increase. This payment will equal the cost of insurance and any applicable monthly expense charges deducted for such increase.

Payment

We will pay the Death Proceeds, Net Cash Surrender Value upon surrender, Partial Withdrawals, and loan proceeds within seven days after we receive the information required to process the payment. We will also execute a transfer among Divisions of the Variable Account as of the Valuation Date on or next following our receipt of a request at our Customer Service Center. Transfers from the Guaranteed Interest Division to the Divisions of the Variable Account will be made only within the time periods indicated in this prospectus. See Transfers of Account Values, page 27.

We may, however, postpone the processing of any such transactions for any of the following reasons:

 .     When the NYSE is closed for trading;

 .     When trading on the NYSE is restricted by the SEC;

 .     When an emergency exists such that it is not reasonably practical to dispose of securities in the applicable Division of the Variable Account or to determine the value of its assets; or

 .     When a governmental body having jurisdiction over the Variable Account permits such suspension by order.

Rules and regulations of the SEC, if any, are applicable and will govern the determination as to whether the above conditions exist.

Death Proceeds are determined as of the date of death of the Insured. The Death Proceeds will not be affected by changes in the values of the Divisions of the Variable Account subsequent to the date of death of the Insured. We will pay interest at the rate declared by us or at any higher rate required by law from the date of death of the Insured to the date of payment.

Death Proceeds are not subject to deferment. However, we may defer for up to six months payment of any surrender proceeds, withdrawal amounts, or loan amounts from our Guaranteed Interest Division, unless otherwise required by law. We will pay interest at the rate declared by us or at any higher rate required by law from the date we receive a request if we delay payment more than 30 days.

Notification and Claims Procedures

We must receive in writing any election, designation, change, assignment, or request made. It must be on a form acceptable to us. We are not liable for any action we take before we receive and record the written notice. We may require that the policy be returned for any Policy change or upon its surrender.

We, or the Registered Representative, should be informed as soon as possible following an Insured's death while the Policy is in force. Claim procedure instructions will be sent immediately. As due proof of death, we may require proof of Age and a certified copy of a death certificate. We may also require the Beneficiary and the Insured's next of kin to sign authorizations as part of this process. These authorization forms allow us to obtain information about the Insured, including but not limited to medical records of physicians and hospitals used by the Insured.


Telephone Privileges

If telephone privileges have been elected in a form required by us, transfers or changes in your Dollar Cost Averaging and Automatic Rebalancing options, or requests for Partial Withdrawals and Policy Loans may be made by telephoning our Customer Service Center.

Our Customer Service Center will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions, and/or tape recording of telephone instructions. A request for telephone privileges authorizes us to record telephone calls. If reasonable procedures are not used in confirming instructions, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to discontinue this privilege at any time.

Non-participating

The Policy does not participate in Security Life's surplus earnings.

Distribution of the Policies

The principal underwriter and distributor for the policies is ING America Equities, a wholly-owned subsidiary of Security

--------------------------------------------------------------------------------
Strategic Advantage                   51

Life. ING America Equities is registered as a broker-dealer with the SEC and is a member of the NASD. We pay ING America Equities for acting as the principal underwriter under a Distribution Agreement.

We sell our Policies through Registered Representatives of other broker-dealers, including VESTAX Securities Corporation, a subsidiary of ING America Insurance Holdings, Inc., and Locust Street Securities, Inc., an affiliate of Security Life of Denver Insurance Company, which have entered into selling agreements with us. These Registered Representatives are also licensed by state insurance officials to sell our variable life policies. Each of the broker-dealers we enter into selling agreements with are registered with the SEC and are members of the NASD.

Under these selling agreements, we pay a distribution allowance to the other broker-dealers, which in turn pay commissions to the Registered Representative who sells this Policy. During the first Policy year, the distribution allowance may equal an amount up to 15% of the Target Premium paid and 3% of premiums paid in excess of the Target Premium. For Policy years 2 through 5, the allowance may equal an amount up to 10% of Target Premium and 3% of premiums paid in excess of the Target Premium. For subsequent Policy years the distribution allowance may equal 3% of premiums paid. Broker-dealers may also receive annual renewal compensation of up to 0.15% of the Net Account Value beginning in the sixth Policy year. Compensation arrangements may vary among broker-dealers and depend on particular circumstances. In addition, we may also pay override payments, expense allowances, bonuses, special marketing fees, wholesaler fees, and training allowances. Registered Representatives who meet specified production levels may qualify, under our sales incentive programs, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars and merchandise.

We pay the distribution allowance from our own resources (including any sales charges deducted from premiums).

Settlement Provisions

During the Insured's lifetime, the Owner may elect that the Beneficiary receive the Death Proceeds other than in one sum. If this election has not been made, the Beneficiary may do so within 60 days after the Insured's death. The Owner may also elect to take the Net Cash Surrender Value other than in one sum.


Payments under these options are not affected by the investment experience of any Division of our Variable Account. Instead, interest accrues pursuant to the options chosen. Payment options will also be subject to our rules at the time of selection. Currently, these alternate payment options are only available if the proceeds applied are $2000 or more and any periodic payment will be at least $20.

The following payment options are available:

Option I:     Payouts for a Designated Period: Payouts will be made in 1, 2, 4 or 12 installments per year as elected for a designated period, which may be 5 to 30 years. The installment dollar amounts will be equal except for any excess interest. The amount of the first monthly payout for each $1,000 of Account Value applied is shown in Settlement Option Table I in the Policy.

Option II:    Life Income with Payouts Guaranteed for a Designated Period:
              Payouts will be made in 1, 2, 4 or 12 installments per year throughout the payee's lifetime, or if longer, for a period of 5, 10, 15, or 20 years as elected. The installment dollar amounts will be equal except for any excess interest. The amount of the first monthly payout for each $1,000 of Account Value applied is shown in Settlement Option Table II in the Policy. This option is not available for ages not shown in this Table.

Option III:   Hold at Interest: Amounts may be left on deposit with us to be paid upon the death of the payee or at any earlier date elected.
              Interest on any unpaid balance will be at the rate declared by us or at any higher rate required by law. Interest may be accumulated or paid in 1, 2, 4 or 12 installments per year, as elected. Money may not be left on deposit for more than 30 years.

Option IV:    Payouts of a Designated Amount: Payouts will be made until proceeds, together with interest, which will be at the rate declared by us or at any higher rate required by law, are exhausted. Payouts will be made in 1, 2, 4, or 12 equal installments per year, as elected.

Option V:     Other: The Owner may ask us to apply the money under any option that we make available at the time the benefit is paid.

The Beneficiary or any other person who is entitled to receive payment may name a successor to receive any amount that we would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time.

--------------------------------------------------------------------------------
Strategic Advantage                   52

We must approve any arrangements that involve a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all arrangements will be subject to our rules at the time the arrangements take effect. This includes rules on the minimum amount we will pay under an option, minimum amounts for installment payments, withdrawal or commutation rights (i.e., the rights to receive payments over time, for which we may offer a lump sum payment), the naming of people who are entitled to receive payment and their successors, and the ways of proving Age and survival.

ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES AND
SURRENDER VALUES, AND ACCUMULATED PREMIUMS

The following tables illustrate how the key financial elements of the Policy work, specifically, how the death benefits, Account Values and Cash Surrender Values could vary over an extended period of time. In addition, each table compares these values with premiums paid accumulated with interest.

The Policies illustrated include the following:


                                  Definition
                            Death  of Life      Stated              Target
                Smoker     Benefit Insurance    Death               Death
  Sex    Age    Status     Option    Test      Benefit   Premium   Benefit    Page
----------------------------------------------------------------------------------
  Male    45   Nonsmoker      1      CVAT      300,000    $5,750    300,000    49
----------------------------------------------------------------------------------
  Male    45   Nonsmoker      1      CVAT      150,000    $5,750    300,000    51
----------------------------------------------------------------------------------
  Male    45   Nonsmoker      1       GP       300,000    $5,750    300,000    53

The tables show how death benefits, Account Values and Cash Surrender Values of a hypothetical Policy could vary over an extended period of time if the Divisions of the Variable Account had constant hypothetical gross annual investment returns of 0%, 6% or 12% over the periods indicated in each table. The values will differ from those shown in the tables if the annual investment returns are not absolutely constant. That is, the death benefits, Account Values and Cash Surrender Values will be different if the returns averaged 0%, 6% or 12% over a period of years but went above or below those figures in individual Policy years. These illustrations assume that no Policy Loan has been taken. The amounts shown would differ if female or unisex rates were used.

The third column of each table shows what would happen if an amount equal to the premiums were invested to earn interest, after taxes, of 5% compounded annually. All premium payments are illustrated as if they were made at the beginning of the year.

The amounts shown for death benefits, Account Values and Cash Surrender Values sections reflect the fact that the net investment return on the Policy is lower than the gross investment return on the Divisions of the Variable Account. This results from the charges levied against the Divisions of the Variable Account (i.e., the mortality and expense risk charge) as well as the premium loads, administrative charges and Surrender Charges. The difference between the Account Value and the Cash Surrender Value in the first 14 years is the Surrender Charge.

The tables illustrate cost of insurance and expense charges at both our current rates (which are described under Monthly Deductions from the Account Value, page
33) and at the maximum rates we guarantee in the Policies. The amounts shown at the end of each Policy year reflect a daily charge against the Variable Account Divisions. This charge includes the charge against the Variable Account for mortality and expense risks and the effect on each Division's investment experience of the charge to Portfolio assets for investment management and direct expenses. The mortality and expense risk fee is 0.75% annually on a guaranteed basis; illustrations showing current rates reflect a guaranteed persistency refund equivalent to 0.5% of the Account Value annually beginning after the 10th Policy anniversary.

The tables also reflect a daily investment advisory fee equivalent to an annual rate of .6886% of the aggregate average daily net assets of the Portfolios. This hypothetical rate is representative of the average maximum investment advisory fee applicable to the Divisions

--------------------------------------------------------------------------------
Strategic Advantage                   53
of the Variable Account. Other expenses of the Portfolios are assumed at the rate of .1598% of the average daily net assets of the Portfolio, which is an average of all the Portfolios' other expenses, including interest expenses. This amounts to .8484% of the average daily net assets of an investment division including the investment advisory fee. Actual fees vary by Portfolio and may be subject to agreements by the sponsor to waive or otherwise reimburse each investment Division for operating expenses which exceed certain limits. There can be no assurance that the expense reimbursement arrangements will continue in the future, and any unreimbursed expenses would be reflected in the values included on the tables.

The effect of these investment management, direct expenses and mortality and expense risk charges on a 0% gross rate of return would result in a net rate of return of (1.59)%, on 6% it would be 4.36%, and on 12% it would be 10.32%.

The tables assume the deduction of charges including administrative and sales charges. The tables reflect the fact that we do not currently make any charge against the Variable Account for state or Federal taxes. If such a charge is made in the future, it will take a higher gross rate of return than the rates shown to produce death benefits, Account Values, and Cash Surrender Values shown.

We will furnish, upon request, a comparable illustration based on the Age and sex of the proposed Insured, standard Premium Class assumptions and an initial Stated Death Benefit, death benefit option and Scheduled Premiums chosen and consistent with the Policy form. If the Owner purchases a Policy, we will deliver an individualized illustration reflecting the Scheduled Premium chosen and the Insured's actual risk class. After issuance we will provide upon request an illustration of future Policy benefits based on both guaranteed and current cost factor assumptions and actual Account Value.

--------------------------------------------------------------------------------
Strategic Advantage                   54

PROSPECT: INSURED'S NAME
MALE 45 NON-SMOKER                                             PRESENTED BY:


                                 SECURITY LIFE
                  STRATEGIC ADVANTAGE VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT: $300000                                                   DEATH BENEFIT OPTION 1
                                                                                ANNUAL PREMIUM: $ 5750.00
                                                                                CASH VALUE ACCUMULATION TEST
                                                   SUMMARY PAGE

                                            ASSUMING GUARANTEED CHARGES
                                 Assuming Hypothetical Gross Investment Return of:

                                           ----------0.00%----------    -----------12.00%-----------   -----------6.00%-----------
                           PREMIUM                   CASH                          CASH                           CASH
                         ACCUMULATED     ACCOUNT     SURR      DEATH     ACCOUNT   SURR      DEATH    ACCOUNT     SURR       DEATH
   YEAR     PREMIUMS         AT 5%        VALUE     VALUE     BENEFIT     VALUE    VALUE    BENEFIT    VALUE     VALUE      BENEFIT
------------------------------------------------------------------------------------------------------------------------------------
    1         5750            6037         3783       4070     300000       4310     4597   300000       4046      4333     300000
    2         5750           12377         7428       7582     300000       8995     9139   300000       8200      8344     300000
    3         5750           19033        10964      10964     300000      14093    14093   300000      12464     12464     300000
    4         5750           26022        14657      14357     300000      19645    19645   300000      16840     16840     300000
    5         5750           33361        17612      17612     300000      25692    25692   300000      21324     21324     300000
    6         5750           41067        21129      21129     300000      32730    32730   300000      26344     26344     300000
    7         5750           49157        24485      24485     300000      40409    40409   300000      31485     31485     300000
    8         5750           57653        27667      27667     300000      48786    48786   300000      36740     36740     300000
    9         5750           66573        30663      30663     300000      57931    57931   300000      42102     42102     300000
    10        5750           75939        33455      33455     300000      67917    67917   300000      47562     47562     300000
    15        5750          130281        44927      44927     300000     137461   137461   300000      77976     77976     300000
    20        5750          199636        48700      48700     300000     222319   222319   395950     111334    111334     300000
    25        5750          288152        39032      39032     300000     340851   340851   538203     146677    146677     300000
    30        5750          401124         3349       3349     300000     512938   512938   729398     183825    183825     300000

  AGE 65      5750          215655        48070      48070     300000     242470   242470   420929     118247    118427     300000

THE EXPENSE CHARGES AND COST OF INSURANCE RATES WILL NEVER BE GREATER THAN THOSE WHICH WERE USED TO CALCULATE THE ABOVE VALUES.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO THE DIVISIONS OF THE VARIABLE ACCOUNT AND THE GUARANTEED INTEREST DIVISION AND THE INVESTMENT EXPERIENCE OF THE DIVISIONS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL GROSS INVESTMENT RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0.00%, 12.00% AND 6.00% OVER A PERIOD OF YEARS BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF PREMIUMS WERE PAID IN A DIFFERENT FREQUENCY THAN SHOWN. THE ABOVE VALUES ASSUME NO LOANS OR WITHDRAWALS ARE TAKEN.


--------------------------------------------------------------------------------
Strategic Advantage                   55

PROSPECT:  INSURED'S NAME
MALE 45 NON-SMOKER                                             PRESENTED BY:

                                 SECURITY LIFE
                  STRATEGIC ADVANTAGE VARIABLE UNIVERSAL LIFE


STATED DEATH BENEFIT: $300000                                                  DEATH BENEFIT OPTION 1
                                                                               ANNUAL PREMIUM:  $ 5750.00
                                                                               CASH VALUE ACCUMULATION TEST
                                                   SUMMARY PAGE

                                             ASSUMING CURRENT CHARGES
                                 Assuming Hypothetical Gross Investment Return of:

                                        ----------0.00%----------     -----------12.00%-----------     -----------6.00%-----------
                           PREMIUM                   CASH                        CASH                             CASH
                         ACCUMULATED     ACCOUNT     SURR    DEATH   ACCOUNT     SURR      DEATH      ACCOUNT     SURR      DEATH
   YEAR     PREMIUMS        AT 5%        VALUE     VALUE    BENEFIT   VALUE     VALUE     BENEFIT      VALUE     VALUE     BENEFIT
------------------------------------------------------------------------------------------------------------------------------------
    1        5750            6037         4237      4525    300000      4793     5080      300000        4515      4802    300000
    2        5750           12377         8179      8323    300000      9840     9983      300000        8992      9136    300000
    3        5750           19033        11869     11869    300000     15212     15212     300000       13473     13473    300000
    4        5750           26022        15413     15413    300000     21053     21053     300000       18061     18061    300000
    5        5750           33361        18892     18892    300000     27497     27497     300000       22846     22846    300000
    6        5750           41067        22708     22708    300000     35052     35052     300000       28258     28258    300000
    7        5750           49157        26454     26454    300000     43394     43394     300000       33903     33903    300000
    8        5750           57653        30094     30094    300000     52570     52570     300000       39756     39756    300000
    9        5750           66573        33611     33611    300000     62655     62655     300000       45809     45809    300000
   10        5750           75939        36999     36999    300000     73745     73745     300000       52067     52067    300000
   15        5750          130281        52693     52693    300000    151935    151935     309644       88403     88403    300000
   20        5750          199636        61753     61753    300000    249622    249622     444577      130294    130294    300000
   25        5750          288152        60394     60394    300000    390312    390312     616303      179265    179265    300000
   30        5750          401124        39361     39361    300000    598898    598898     851633      236906    236906    300000

 AGE 65      5750          215655        62495     62495    300000    273319    273319     474481      139442    139442    300000

THE CURRENT COST OF INSURANCE RATES ARE SUBJECT TO CHANGE. ACCOUNT VALUES WILL VARY FROM THOSE ILLUSTRATED IF ACTUAL RATES DIFFER FROM THOSE ASSUMED. CURRENT MORTALITY CHARGE RATES ARE BASED ON CURRENT MORTALITY EXPERIENCE AND ARE NOT DEPENDENT UPON FUTURE IMPROVEMENTS IN UNDERLYING MORTALITY.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS AND POLICY CHARGES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO THE DIVISIONS OF THE VARIABLE ACCOUNT AND THE GUARANTEED INTEREST DIVISION AND THE INVESTMENT EXPERIENCE OF THE DIVISIONS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL GROSS INVESTMENTS RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0.00%, 12.00% AND 6.00% OVER A PERIOD OF YEARS BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF PREMIUMS WERE PAID IN A DIFFERENT FREQUENCY THAN SHOWN. THE ABOVE VALUES ASSUME NO LOANS OR WITHDRAWALS ARE TAKEN.


--------------------------------------------------------------------------------
Strategic Advantage                   56

PROSPECT: INSURED'S NAME
MALE 45 NON-SMOKER                                             PRESENTED BY:

                                 SECURITY LIFE
                  STRATEGIC ADVANTAGE VARIABLE UNIVERSAL LIFE


STATED DEATH BENEFIT: $150000                                          DEATH BENEFIT OPTION 1
 INITIAL ADJUSTABLE TERM RIDER:  $ 150000                         ANNUAL PREMIUM: $ 5750.00
                                                                       CASH VALUE ACCUMULATION TEST
                                                   SUMMARY PAGE

                                            ASSUMING GUARANTEED CHARGES
                                 Assuming Hypothetical Gross Investment Return of:

                                          ---------0.00%---------        --------12.00%---------           ---------6.00%--------
                             PREMIUM                    CASH                           CASH                         CASH
                           ACCUMULATED     ACCOUNT      SURR     DEATH     ACCOUNT     SURR     DEATH    ACCOUNT    SURR     DEATH
   YEAR       PREMIUMS        AT 5%         VALUE      VALUE    BENEFIT     VALUE     VALUE    BENEFIT    VALUE    VALUE    BENEFIT
------------------------------------------------------------------------------------------------------------------------------------
     1          5750            6037          3782       4070    300000       4309      4597   300000       4045    4333    300000
     2          5750           12377          7437       7581    300000       8994      9138   300000       8199    8343    300000
     3          5750           19033         10962      10962    300000      14092     14092   300000      12463    12463   300000
     4          5750           26022         14356      14356    300000      19643     19643   300000      16838    16838   300000
     5          5750           33361         17610      17610    300000      25689     25689   300000      21322    21322   300000
     6          5750           41067         21127      21127    300000      32727     32727   300000      26342    26342   300000
     7          5750           49157         24483      24483    300000      40406     40406   300000      31483    31483   300000
     8          5750           57653         27665      27665    300000      48783     48783   300000      36737    36737   300000
     9          5750           66573         30662      30662    300000      57928     57928   300000      42100    42100   300000
    10          5750           75939         33454      33454    300000      67914     67914   300000      47560    47560   300000
    15          5750          130281         44941      44941    300000     137465    137465   300000      77990    77990   300000
    20          5750          199636         48772      48772    300000     222325    222325   395962     111404   111404   300000
    25          5750          288152         39310      39310    300000     340860    340860   538218     146901   146901   300000
    30          5750          401124          4319       4319    300000     512952    512952   729418     184421   184421   300000

  AGE 65        5750          215655         48166      48166    300000     242477    242477   420940     118337   118337   300000

THE EXPENSE CHARGES AND COST OF INSURANCE RATES WILL NEVER BE GREATER THAN THOSE WHICH WERE USED TO CALCULATE THE ABOVE VALUES.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO THE DIVISIONS OF THE VARIABLE ACCOUNT AND THE GUARANTEED INTEREST DIVISION AND THE INVESTMENT EXPERIENCE OF THE DIVISIONS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL GROSS INVESTMENT RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0.00%, 12.00% AND 6.00% OVER A PERIOD OF YEARS BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF PREMIUMS WERE PAID IN A DIFFERENT FREQUENCY THAN SHOWN. THE ABOVE VALUES ASSUME NO LOANS OR WITHDRAWALS ARE TAKEN.


--------------------------------------------------------------------------------
Strategic Advantage                   57

PROSPECT: INSURED'S NAME
MALE 45 NON-SMOKER                                             PRESENTED BY:

                                 SECURITY LIFE
                  STRATEGIC ADVANTAGE VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:$ 150000                                                  DEATH BENEFIT OPTION 1
 INITIAL ADJUSTABLE TERM RIDER:  $ 150000                                 ANNUAL PREMIUM: $ 5750.00
                                                                               CASH VALUE ACCUMULATION TEST
                                                   SUMMARY PAGE

                                             ASSUMING CURRENT CHARGES
                                 Assuming Hypothetical Gross Investment Return of:


                                              ---------0.00%---------         -------12.00%---------      ----------6.00%----------
                             PREMIUM                   CASH                            CASH                         CASH
                           ACCUMULATED     ACCOUNT     SURR     DEATH     ACCOUNT      SURR     DEATH    ACCOUNT    SURR     DEATH
   YEAR       PREMIUMS        AT 5%         VALUE     VALUE    BENEFIT     VALUE      VALUE    BENEFIT    VALUE    VALUE    BENEFIT

------------------------------------------------------------------------------------------------------------------------------------
    1           5750           6037         4418      4705     300000       4985       5272    300000       4701     4989    300000

    2           5750          12377         8612      8756     300000      10324      10468    300000       9451     9595    300000

    3           5750          19033        12613     12613     300000      16084      16084    300000      14279    14279    300000

    4           5750          26022        16480     16480     300000      22372      22372    300000      19249    19249    300000

    5           5750          33361        20258     20258     300000      29290      29290    300000      24413    24413    300000

    6           5750          41067        24353     24353     300000      37353      37353    300000      30204    30204    300000

    7           5750          49157        28357     28357     300000      46237      46237    300000      36229    36229    300000

    8           5750          57653        32261     32261     300000      56024      56024    300000      42489    42489    300000

    9           5750          66573        36051     36051     300000      66789      66789    300000      48982    48982    300000

   10           5750          75939        39713     39713     300000      78589      78589    300000      55704    55704    300000

   15           5750         130281        56624     56624     300000      160583    160853    327819      94503    94503    300000

   20           5750         199636        67326     67326     300000      263814    263814    469853     139437    139437   300000

   25           5750         288152        69401     69401     300000      412540    412540    651401     192605    192605   304123

   30           5750         401124        55467     55467     300000      633043    633043    900187     252841    252841   359540



 AGE 65         5750         215655        68552     68552     300000      288864    288864    501468     149324    149324   300000


THE CURRENT COST OF INSURANCE RATES ARE SUBJECT TO CHANGE. ACCOUNT VALUES WILL VARY FROM THOSE ILLUSTRATED IF ACTUAL RATES DIFFER FROM THOSE ASSUMED. CURRENT MORTALITY CHARGE RATES ARE BASED ON CURRENT MORTALITY EXPERIENCE AND ARE NOT DEPENDENT UPON FUTURE IMPROVEMENTS IN UNDERLYING MORTALITY.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS AND POLICY CHARGES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO THE DIVISIONS OF THE VARIABLE ACCOUNT AND THE GUARANTEED INTEREST DIVISION AND THE INVESTMENT EXPERIENCE OF THE DIVISIONS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL GROSS INVESTMENTS RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0.00%. 12.00% AND 6.00% OVER A PERIOD OF YEARS BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF PREMIUMS WERE PAID IN A DIFFERENT FREQUENCY THAN SHOWN. THE ABOVE VALUES ASSUME NO LOANS OR WITHDRAWALS ARE TAKEN.



--------------------------------------------------------------------------------
Strategic Advantage                   58

ASSUME NO LOANS OR WITHDRAWALS ARE TAKEN,
PROSPECT: INSURED'S NAME
MALE 45 NON-SMOKER                                             PRESENTED BY:

                                 SECURITY LIFE
                  STRATEGIC ADVANTAGE VARIABLE UNIVERSAL LIFE


STATED DEATH BENEFIT: $300000                                                  DEATH BENEFIT OPTION 1
                                                                               ANNUAL PREMIUM: $ 5750.00
                                                                               GUIDELINE PREMIUM TEST
                                                   SUMMARY PAGE

                                            ASSUMING GUARANTEED CHARGES
                                 Assuming Hypothetical Gross Investment Return of:

                                            ---------0.00%---------       ----------12.00%---------     -----------6.00%-----------
                             PREMIUM                  CASH                          CASH                             CASH
                           ACCUMULATED    ACCOUNT     SURR     DEATH    ACCOUNT     SURR      DEATH     ACCOUNT      SURR    DEATH
   YEAR       PREMIUMS        AT 5%        VALUE     VALUE    BENEFIT    VALUE     VALUE     BENEFIT     VALUE      VALUE   BENEFIT
------------------------------------------------------------------------------------------------------------------------------------
     1          5750           6037         3783      4070    300000       4310      4597     300000       4046       4333    300000

     2          5750          12377         7438      7582    300000       8995      9139     300000       8200       8344    300000

     3          5750          19033        10964     10964    300000      14093     14093     300000      12464      12464    300000

     4          5750          26022        14357     14357    300000      19645     19645     300000      16840      16840    300000

     5          5750          33361        17612     17612    300000      25692     25692     300000      21324      21324    300000

     6          5750          41067        21129     21129    300000      32730     32730     300000      26344      26344    300000

     7          5750          49157        24485     24485    300000      40409     40409     300000      31485      31485    300000

     8          5750          57653        27667     27667    300000      48786     48786     300000      36740      36740    300000

     9          5750          66573        30663     30663    300000      57931     57931     300000      42102      42102    300000

     10         5750          75939        33455     33455    300000      67917     67917     300000      47562      47562    300000

     15         5750         130281        44927     44927    300000     137461    137461     300000      77976      77976    300000

     20         5750         199636        48700     48700    300000     255159    255159     311294     111334     111334    300000

     25         5750         288152        39032     39032    300000     452503    452503     524903     146677     146677    300000

     30         5750         401124         3349      3349    300000     775280    775280     829550     183825     183825    300000



  AGE 65        5750         215655        48070     48070    300000     287399    287399     344879     118247     118247    300000


THE EXPENSE CHARGES AND COST OF INSURANCE RATES WILL NEVER BE GREATER THAN THOSE WHICH WERE USED TO CALCULATE THE ABOVE VALUES.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO THE DIVISIONS OF THE VARIABLE ACCOUNT AND THE GUARANTEED INTEREST DIVISION AND THE INVESTMENT EXPERIENCE OF THE DIVISIONS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL GROSS INVESTMENT RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0.00%, 12.00% AND 6.00% OVER A PERIOD OF YEARS BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF PREMIUMS WERE PAID IN A DIFFERENT FREQUENCY THAN SHOWN. THE ABOVE VALUES ASSUME NO LOANS OR WITHDRAWALS ARE TAKEN.



--------------------------------------------------------------------------------
Strategic Advantage                   59

PROSPECT: INSURED'S NAME:
MALE 45 NON-SMOKER                                             PRESENTED BY:

                                 SECURITY LIFE
                  STRATEGIC ADVANTAGE VARIABLE UNIVERSAL LIFE


STATED DEATH BENEFIT: $    300000                                              DEATH BENEFIT OPTION 1
                                                                               ANNUAL PREMIUM: $ 5750.00
                                                                               GUIDELINE PREMIUM TEST
                                                    SUMMARY PAGE

                                             ASSUMING CURRENT CHARGES
                                 Assuming Hypothetical Gross Investment Return of:

                                           --------- 0.00%--------        ----------12.00%--------       ----------6.00%----------
                             PREMIUM                  CASH                          CASH                             CASH
                           ACCUMULATED    ACCOUNT     SURR     DEATH    ACCOUNT     SURR      DEATH     ACCOUNT      SURR    DEATH
   YEAR       PREMIUMS        AT 5%        VALUE     VALUE    BENEFIT    VALUE     VALUE     BENEFIT     VALUE      VALUE   BENEFIT
    1           5750            6037         4237     4525    300000       4793      5080    300000        4515      4802   300000
    2           5750           12377         8179     8323    300000       9840      9983    300000        8992      9136   300000
    3           5750           19033        11869    11869    300000      15212     15212    300000       13473     13473   300000
    4           5750           26022        15413    15413    300000      21053     21053    300000       18061     18061   300000
    5           5750           33361        18892    18892    300000      27497     27497    300000       22846     22846   300000
    6           5750           41067        22708    22708    300000      35052     35052    300000       28258     28258   300000
    7           5750           49157        26454    26454    300000      43394     43394    300000       33903     33903   300000
    8           5750           57653        30094    30094    300000      52570     52570    300000       39756     39756   300000
    9           5750           66573        33611    33611    300000      62655     62655    300000       45809     45809   300000
   10           5750           75939        36999    36999    300000      73745     73745    300000       52067     52067   300000
   15           5750          130281        52693    52693    300000     151945    151945    300000       88403     88403   300000
   20           5750          199636        61753    61753    300000     283490    283490    345858      130294    130294   300000
   25           5750          288152        60394    60394    300000     501374    501374    581594      179265    179265   300000
   30           5750          401124        39361    39361    300000     858704    858704    918814      239810    239810   300000

 AGE 65         5750          215655        62495    62495    300000     319000    319000    382800      139442    139442   300000

THE CURRENT COST OF INSURANCE RATES ARE SUBJECT TO CHANGE. ACCOUNT VALUES WILL VARY FROM THOSE ILLUSTRATED IF ACTUAL RATES DIFFER FROM THOSE ASSUMED. CURRENT MORTALITY CHARGE RATES ARE BASED ON CURRENT MORTALITY EXPERIENCE AND ARE NOT DEPENDENT UPON FUTURE IMPROVEMENTS IN UNDERLYING MORTALITY.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS AND POLICY CHARGES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO THE DIVISIONS OF THE VARIABLE ACCOUNT AND THE GUARANTEED INTEREST DIVISION AND THE INVESTMENT EXPERIENCE OF THE DIVISIONS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL GROSS INVESTMENTS RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0.00%. 12.00% AND 6.00% OVER A PERIOD OF YEARS BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF PREMIUMS WERE PAID IN A DIFFERENT FREQUENCY THAN SHOWN. THE ABOVE VALUES ASSUME NO LOANS OR WITHDRAWALS ARE TAKEN.



--------------------------------------------------------------------------------
Strategic Advantage                   60

ADDITIONAL INFORMATION

Directors and Officers

Set forth below is information regarding the directors and principal officers of Security Life of Denver Insurance Company. Security Life's address, and the business address of each person named, except as noted with one or two asterisks (*/**), is Security Life Center, 1290 Broadway, Denver, Colorado 80203-5699. The business address of each person denoted with one asterisk (*) is ING North America Insurance Corporation, 5780 Powers Ferry Road, Atlanta, Georgia 30327-4390. The business address of each person denoted with two asterisks (**) is Security Life of Denver Insurance Company, 9140 Arrowpoint Blvd., Suite 400, Charlotte, North Carolina 28273.


Name and Principal
Business and Address       Position and Offices with Security Life of Denver
--------------------       -------------------------------------------------
R. Glenn Hilliard*         Chairman, & CEO

Stephen M. Christopher     Director, President and Chief Operating Officer

Catherine T. Fitzgerald*   Executive Vice President

Keith T. Glover*           Executive Vice President

Thomas F. Conroy           Director and President, Security Life Reinsurance and
                           Institutional Markets

Michael W. Cunningham*     Director, Executive Vice President

Linda B. Emory*            Director, Vice President and Appointed Actuary

John R. Barmeyer           Senior Vice President and Chief Legal Officer

Wayne D. Bidelman          Senior Vice President

Eugene L. Copeland         Senior Vice President and General Counsel, Security
                           Life Reinsurance and Institutional Markets

Michael Fisher             Senior Vice President, Litigation

Carol D. Hard              Senior Vice President

Philip R. Kruse            Senior Vice President, Sales & Marketing

Charles LeDoyen**          Senior Vice President, Structured Settlements

James L. Livingston, Jr.   Senior Vice President and Chief Actuary

Timothy P. McCarthy        Senior Vice President, Marketing Services

Jeffery W. Seel*           Senior Vice President and Chief Investment Officer

--------------------------------------------------------------------------------
Strategic Advantage                   61


Name and Principal
Business and Address       Position and Offices with Security Life of Denver
--------------------       -------------------------------------------------
Jess A. Skriletz           Senior Vice President, Institutional Markets

Louis N. Trapolino         Senior  Vice President, Distribution

William D. Tyler           Senior Vice President and Chief Information Officer

William H. Alexander       Vice President and Medical Director

Katherine Anderson         Vice President, Chief Product Actuary, Security Life
                           Reinsurance

Carole A. Baumbush         Vice President, Reinsurance Operations

Evelyn A. Bentz            Vice President, M Financial Sales

Thomas Kirby Brown         Vice President, Institutional Markets

Daniel S. Clements         Vice President and Chief Underwriter

Denise S. Dumont           Vice President, Utility Services

Linda Elliott              Vice President, CIO Information Technology

Larry D. Erb               Vice President, Information Technology

Martha K. Evans            Vice President, Variable Operations

Deborah B. Holden          Vice President, Human Resources

Brian Holland              Vice President, Sales and International Risk
                           Management

Kenneth Kiefer**           Vice President, Operations, Structured Settlements

Richard D. King            Vice President and Medical Director

Greg McGreevey             Vice President, Marketing, Institutional Markets

C. Lynn McPherson*         Vice President

Sue A. Miskie              Vice President, Corporate Services

Donna T. Mosely            Vice President, Valuation

Daniel G. Patsey           Vice President, Strategic Technology

--------------------------------------------------------------------------------
Strategic Advantage                   62


Name and Principal
Business and Address       Position and Offices with Security Life of Denver
--------------------       -------------------------------------------------
David S. Pendergrass       Vice President and Treasury Officer

Steve Pryde                Vice President, Administration, Security Life
                           Reinsurance

Christiaan M. Rutten       Vice President, Structured Reinsurance

Casey J. Scott             Vice President, Sales Operations

Alan C. Singer             Vice President, Customer Relations and Regulatory
                           Compliance

Mark A. Smith              Vice President, Insurance Services

Jerome M. Strop            Vice President, Strategic Marketing

Larry D. Taylor            Vice President, Product Development

Gary W. Waggoner           Vice President, General Counsel and Secretary

William Wojciechowski      Vice President, Business Consulting and Financial
                           Markets

Stephen J. Yarina          Vice President, Treasurer and Chief Financial Officer

Roger O. Beebe             Actuarial Officer

Eric Banta                 Assistant Secretary

Marsha K. Crest            Agency Administration Officer

John B. Dickinson          Actuarial Officer

Relda A. Fleshman          Deputy General Counsel

Sandra J. Forte            Assistant Secretary

Shirley A. Knarr           Actuarial Officer

Lisa K. Smith              Multi-Life Officer

Glen E. Stark              Actuarial Officer

William J. Wagner          Actuarial Officer

Amy L. Winsor              Tax and Finance Officer


--------------------------------------------------------------------------------
Strategic Advantage                   63

State Regulation

We are regulated and supervised by the Division of Insurance of the Department of Regulatory Agencies of the State of Colorado which periodically examines our financial condition and operations. In addition, we are subject to the insurance laws and regulations in every jurisdiction in which we do business. As a result, the provisions of this Policy may vary somewhat from jurisdiction to jurisdiction.

We are required to submit annual statements, including financial statements, on our operations and finances to the Insurance Departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.

We are also subject to various Federal securities laws and regulations.


Legal Matters

The legal matters in connection with the Policy described in this prospectus have been passed on by the General Counsel of Security Life and Mayer, Brown and Platt.


Legal Proceedings

Security Life, as an insurance company, is ordinarily involved in litigation. We do not believe that any current litigation is material to Security Life's ability to meet its obligations under the Policy or to the Variable Account, and we do not expect to incur significant losses from such actions. ING America Equities, Inc., the principal underwriter and distributor of the Policy, is not engaged in any litigation of any material nature.


Experts

The consolidated financial statements of Security Life of Denver Insurance Company and Subsidiaries at December 31, 1996 and 1995, and for each of the three years in the period ended December 31, 1996, and the financial statements of the Separate Account L1 at December 31, 1996, and for each of the two years in the period ended December 31, 1996, appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein and in the registration statement, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

Actuarial matters in this prospectus have been examined by Shirley A. Knarr, F.S.A., M.A.A.A., who is the Variable Products Portfolio Manager and Actuarial Officer of Security Life. Her opinion on actuarial matters is filed as an exhibit to the Registration Statement we filed with the SEC.


Registration Statement

We have filed a Registration Statement relating to the Variable Account and the variable life insurance policy described in this prospectus with the SEC. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this prospectus under the rules and regulations of the SEC. The additional information may be obtained from the SEC's principal office in Washington, DC. You will have to pay a fee for the material.

--------------------------------------------------------------------------------
Strategic Advantage                   64

FINANCIAL STATEMENTS


The consolidated financial statements of Security Life of Denver Insurance Company and Subsidiaries ("Security Life and Subsidiaries") at December 31, 1996 and 1995, and for each of the three years in the period ended December 31, 1996, are prepared in accordance with generally accepted accounting principles and start on page 60.

The financial statements included for the Security Life Separate Account L1 at December 31, 1996 and for each of the two years in the period ended December 31, 1996, are prepared in accordance with generally accepted accounting principles and represent those Divisions that had commenced operations by that date.

The consolidated financial statements of Security Life and Subsidiaries referred to above have been audited by Ernst & Young LLP. The consolidated financial statements of Security Life and Subsidiaries should be distinguished from the financial statements of the Security Life Separate Account L1 and should be considered only as bearing upon the ability of Security Life and Subsidiaries to meet its obligations under the Policies. They should not be considered as bearing upon the investment experience of the Divisions of Security Life Separate Account L1.

The most current financial statements are those as of the end of the most recent fiscal year. The Company does not prepare financial statements more often than annually and believes that any incremental benefit to prospective policy holders that may result from preparing and delivering more current financial statements, though unaudited, does not justify the additional cost that would be incurred. In addition, the Company represents that there have been no significant adverse changes in the financial condition or operations of the Company between the end of the most current fiscal year and the date of this prospectus.

--------------------------------------------------------------------------------
Strategic Advantage                   65

                       Consolidated Financial Statements

                            Security Life of Denver
                               Insurance Company
                               and Subsidiaries


                 Years ended December 31, 1996, 1995 and 1994
                      with Report of Independent Auditors


--------------------------------------------------------------------------------
Strategic Advantage                   66

          Security Life of Denver Insurance Company and Subsidiaries

                       Consolidated Financial Statements


                 Years ended December 31, 1996, 1995 and 1994



                                   Contents


Report of Independent Auditors...............................................68

Audited Consolidated Financial Statements

Consolidated Balance Sheets..................................................69
Consolidated Statements of Income............................................71
Consolidated Statements of Stockholder's Equity..............................72
Consolidated Statements of Cash Flows........................................73
Notes to Consolidated Financial Statements...................................75


--------------------------------------------------------------------------------
Strategic Advantage                   67

                        Report of Independent Auditors

Board of Directors and Stockholder
Security Life of Denver Insurance Company

We have audited the accompanying consolidated balance sheets of Security Life of Denver Insurance Company (a wholly-owned subsidiary of ING America Insurance Holdings, Inc.) and subsidiaries as of December 31, 1996 and 1995, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Security Life of Denver Insurance Company and subsidiaries at December 31, 1996 and 1995, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.


                                  /s/
                                  ERNST & YOUNG LLP
Denver, Colorado
April 11, 1997

--------------------------------------------------------------------------------
Strategic Advantage                   68

          Security Life of Denver Insurance Company and Subsidiaries

                          Consolidated Balance Sheets

                            (Dollars in Thousands)


                                                                               December 31
                                                                             1996        1995
                                                                          ----------------------
Assets
Investments (Note 3):
         Fixed maturities, at fair value (amortized cost:
          1996--$2,765,488; 1995--$2,318,038)                             $2,875,084  $2,470,944
         Equity securities, at fair value (cost: 1996--$4,899;
          1995--$8,593)                                                        5,345       8,369
         Mortgage loans on real estate                                       452,795     285,544
         Investment real estate, at cost, less accumulated
          depreciation (1996--$628; 1995--$640)                                1,769       2,908
         Policy loans                                                        795,311     754,240
         Other long-term investments                                          11,063      11,870
         Short-term investments                                                7,019      10,946
                                                                          ----------------------
Total investments                                                          4,148,386   3,544,821

Cash                                                                          13,821      32,044
Accrued investment income                                                     45,426      38,132
Reinsurance recoverable:
         Paid benefits                                                        10,188      11,096
         Unpaid benefits                                                      19,703      13,581
Prepaid reinsurance premiums (Note 9)                                      1,951,012   1,614,959
Deferred policy acquisition costs (DPAC)                                     673,560     595,232
Property and equipment, at cost, less accumulated
         depreciation (1996--$21,407; 1995--$19,556)                          38,848      40,418
Federal income tax recoverable (Note 10)                                           -      62,990
Indebtedness of related parties                                                5,383      33,418
Other assets                                                                  99,683      64,314
Separate account assets (Note 7)                                             124,986      31,825



                                                                          ----------------------
Total assets                                                              $7,130,996  $6,082,830
                                                                          ======================

--------------------------------------------------------------------------------
Strategic Advantage                   69

           Security Life of Denver Insurance Company and Subsidiaries

                          Consolidated Balance Sheets

                             (Dollars in Thousands)



                                                               December 31
                                                             1996        1995
                                                        ------------------------
Liabilities and stockholder's equity
Liabilities:
     Future policy benefits (Note 9):
          Life and annuity reserves                       $3,834,140  $3,328,405
          Guaranteed investment contracts                  1,911,201   1,520,926
          Policyholders' funds                                81,273      75,809
          Advance premiums                                       236         231
          Accrued dividends and dividends on deposit          20,338      19,886
          Unpaid claims                                       88,074      79,821
          Funds held under reinsurance treaties               18,967      32,793
                                                        ------------------------
         Total future policy benefits                      5,954,229   5,057,871

         Accounts payable and accrued expenses                75,790      75,019
         Indebtedness to related parties                       5,427      16,224
         Long-term debt to related parties (Note 11)          75,000      50,032
         Accrued interest on long-term debt to related
          parties (Note 11)                                    3,700          24
         Other liabilities                                    53,311      60,443
         Federal income taxes payable (Note 10)               11,883           -
         Deferred federal income taxes (Note 10)              48,541      44,746
         Separate account liabilities (Note 7)               124,986      31,825
                                                        ------------------------
Total liabilities                                          6,352,867   5,336,184

Commitments and contingent liabilities
         (Notes 8, 9 and 14)

Stockholder's equity (Note 12):
         Common stock, $20,000 par value:
          Authorized - 149 shares
          Issued and outstanding - 144 shares                  2,880       2,880
         Additional paid-in capital                          302,722     297,422
         Net unrealized gains on investments                  58,718      72,973
         Retained earnings                                   413,809     373,371
                                                        ------------------------
Total stockholder's equity                                   778,129     746,646
                                                        ------------------------

Total liabilities and stockholder's equity                $7,130,996  $6,082,830
                                                        ========================

See accompanying notes.

--------------------------------------------------------------------------------
Strategic Advantage                   70

           Security Life of Denver Insurance Company and Subsidiaries

                       Consolidated Statements of Income

                             (Dollars in Thousands)


                                                                         Year ended December 31
                                                                     1996         1995         1994
                                                                --------------------------------------
  Revenues:
       Traditional life insurance premiums                         $ 118,200    $ 124,619    $ 140,633
       Universal life and investment product charges                 202,081      202,908      164,526
       Reinsurance premiums assumed                                  333,851      321,731      299,632
                                                                --------------------------------------
                                                                     654,132      649,258      604,791
       Reinsurance premiums ceded                                   (117,880)    (117,061)    (101,459)
                                                                --------------------------------------
                                                                     536,252      532,197      503,332

       Net investment income                                         312,121      256,065      209,605
       Net realized gains (losses) on investments                      4,770        6,564       (7,245)
       Miscellaneous income                                              526        1,941        6,313
                                                                --------------------------------------
                                                                     853,669      796,767      712,005
  Benefits and expenses:
       Benefits:
         Traditional life insurance:
           Death benefits                                            235,828      217,136      231,018
           Other benefits                                             71,939       88,326       72,298
         Universal life and investment contracts:
           Interest credited to account balances                     186,908      164,536      139,942
           Death benefits incurred in excess of account
             balances                                                 54,004       63,672       73,869
         Increase in policy reserves and other funds                 121,946       23,895       97,723
         Reinsurance recoveries                                      (80,276)     (74,305)     (73,379)
         Product conversions                                          16,379       74,291            -
                                                                --------------------------------------
                                                                     606,728      557,551      541,471
       Expenses:
         Commissions                                                  20,362       46,605       12,359
         Insurance operating expenses                                 69,580       52,414       50,309
         Amortization of deferred policy acquisition costs            94,685       71,450       65,393
                                                                --------------------------------------
                                                                     791,355      728,020      669,532
                                                                --------------------------------------

  Income before federal income taxes                                  62,314       68,747       42,473
  Federal income taxes (Note 10)                                      21,876       24,296       14,921
                                                                --------------------------------------
  Net income before cumulative effect of accounting
       changes                                                        40,438       44,451       27,552

  Cumulative effect of change in accounting for
       postemployment benefits (net of tax) (Note 6)                       -            -       (1,381)
                                                                --------------------------------------
  Net income                                                       $  40,438    $  44,451    $  26,171
                                                                ======================================

  See accompanying notes.

--------------------------------------------------------------------------------
Strategic Advantage                    71

           Security Life of Denver Insurance Company and Subsidiaries

                Consolidated Statements of Stockholder's Equity

                             (Dollars in Thousands)


                                                                     Year ended December 31
                                                                1996         1995          1994
                                                           ----------------------------------------
   Common stock:
       Balance at beginning and end of year                    $  2,880     $  2,880      $   2,880
                                                           ========================================

   Additional paid-in capital:
       Balance at beginning of year                            $297,422     $150,792      $ 150,792
       Capital contributions                                      5,300      146,630              -
                                                           ----------------------------------------
       Balance at end of year                                  $302,722     $297,422      $ 150,792
                                                           ========================================

   Net unrealized gains on investments:
       Balance at beginning of year                            $ 72,973     $  6,862      $    (131)
       Adjustment to beginning balance for
         change in accounting method, net of
         income taxes of $46,916 (Note 1)                             -            -         87,630
       Effect on DPAC of change in accounting
         method, net of income taxes of $10,117                       -            -        (18,790)
       Net change in unrealized gains (losses),
         net of tax                                             (27,716)     118,654       (106,911)
       Effect on DPAC of unrealized gains and
         losses on fixed maturities, net of tax                  13,461      (52,543)        45,064
                                                           ----------------------------------------
       Balance at end of year                                  $ 58,718     $ 72,973      $   6,862
                                                           ========================================

   Retained earnings:
       Balance at beginning of year                            $373,371     $329,640      $ 306,349
       Net income                                                40,438       44,451         26,171
       Dividends paid to stockholder                                  -         (720)        (2,880)
                                                           ----------------------------------------
       Balance at end of year                                  $413,809     $373,371      $ 329,640
                                                           ========================================

   Total stockholder's equity                                  $778,129     $746,646      $ 490,174
                                                           ========================================

     See accompanying notes.

--------------------------------------------------------------------------------
Strategic Advantage                    72

           Security Life of Denver Insurance Company and Subsidiaries

                     Consolidated Statements of Cash Flows

                             (Dollars in Thousands)


                                                                     Year ended December 31
                                                               1996           1995           1994
                                                        ---------------------------------------------
Operating activities
Net income                                                  $    40,438     $  44,451     $    26,171
Adjustments to reconcile net income to net
   cash provided by operating activities:
     Increase in future policy benefits                         585,581       471,331         621,578
     Net decrease (increase) in federal income taxes             78,668        33,232         (25,506)
     Increase (decrease) in accounts payable and
       accrued expenses                                          (6,845)       26,751           3,771
     Increase in accrued interest on long-term debt               3,676            24               -
     Increase in accrued investment income                       (7,294)       (5,739)         (5,651)
     Increase in reinsurance recoverable                         (5,214)          (24)         (1,767)
     Increase in prepaid reinsurance premiums                  (336,053)     (253,968)       (397,463)
     Net realized investment (gains) losses                      (4,770)       (6,564)          7,245
     Depreciation and amortization expense                        3,857         4,036           3,500
     Policy acquisition costs deferred                         (152,299)     (127,069)       (127,305)
     Amortization of deferred policy acquisition
       costs                                                     94,685        71,450          65,393
     Cumulative effect of accounting changes                                        -           1,381
     Increase in accrual for postretirement benefits                484           623             851
     Other, net                                                 (10,055)       (9,784)         (4,894)
                                                        ---------------------------------------------
Net cash provided by operating activities                       284,859       248,750         167,304

Investing activities
Securities available-for-sale:
   Sales:
     Fixed maturities                                           334,482       357,059         731,460
     Equity securities                                            4,198         4,730         148,176
   Maturities--fixed maturities                                 727,937       280,581         237,586
   Purchases:
     Fixed maturities                                        (1,522,369)     (935,210)     (1,202,024)
     Equity securities                                             (428)       (1,300)       (130,856)
Securities held-to-maturity:
   Maturities--fixed maturities                                       -        14,156           1,665
   Purchases--fixed maturities                                        -             -         (42,454)
Sale, maturity or repayment of investments:
   Mortgage loans on real estate                                 18,102        16,061          17,570
   Investment real estate                                         1,354           215           1,534
   Other long-term investments                                        -         1,064               -

--------------------------------------------------------------------------------
Strategic Advantage                    73

          Security Life of Denver Insurance Company and Subsidiaries

                            (Dollars in Thousands)

                                                 Year ended December 31
                                              1996         1995        1994
                                        ----------------------------------------
Investing activities (continued)
Purchase or issuance of investments:
         Mortgage loans on real estate      $(186,228)  $(136,218)   $ (91,410)
         Investment real estate                     -          14         (156)
         Policy loans, net                    (41,071)    (63,746)     (72,017)
         Other long-term investments              809      (2,169)        (399)
         Short-term investments, net            3,942      (9,154)       4,099
Additions to property and equipment            (4,482)     (1,812)      (2,280)
Disposals of property and equipment             2,389          79         (177)
                                        ----------------------------------------
Net cash used by investing activities        (661,365)   (475,650)    (399,683)

Financing activities
Increase (decrease) in indebtedness to
 related parties                               42,206     (17,011)      52,231
Cash contributions from parent                  5,300           -       15,000
Receipts from interest sensitive
 products credited to policyholder
 account balances                             434,726     387,904      250,396
Return of policyholder account balances
 on interest sensitive policies              (123,949)   (128,948)     (89,532)
Dividends paid to stockholder                       -        (720)      (2,880)
                                        ----------------------------------------
Net cash provided by financing
 activities                                   358,283     241,225      225,215
                                        ----------------------------------------

Net (decrease) increase in cash               (18,223)     14,325       (7,164)
Cash at beginning of year                      32,044      17,719       24,883
                                        ----------------------------------------
Cash at end of year                         $  13,821   $  32,044    $  17,719
                                        ========================================

Noncash transaction:

In 1995, the Company received a capital contribution of $124,630,000 in fixed maturities and equity securities. The Company's parent also contributed $22,000,000 in cash to additional paid-in capital. As of December 31, 1995, the cash representing the capital contribution had not been received, and the amount is presented as indebtedness of related parties in the accompanying consolidated balance sheet. The cash was received by the Company in January 1996.


See accompanying notes.

--------------------------------------------------------------------------------
Strategic Advantage                   74

          Security Life of Denver Insurance Company and Subsidiaries

                  Notes to Consolidated Financial Statements

                               December 31, 1996


1. Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts and operations, after intercompany eliminations, of Security Life of Denver Insurance Company (Security Life) and its wholly-owned subsidiaries: Midwestern United Life Insurance Company (Midwestern United); First ING Life Insurance Company of New York, formerly the Urbaine Life Reinsurance Company (First ING); First Secured Mortgage Deposit Corporation; and ING America Equities, Inc., formerly SLD Equities, Inc.

Nature of Operations

Security Life of Denver Insurance Company and its subsidiaries (the Company) is a wholly-owned subsidiary of ING America Insurance Holdings, Inc. (ING America). The Company focuses on two markets, the advanced market and reinsurance to other insurers. The life insurance products offered for the advanced market include wealth transfer and estate planning, executive benefits, charitable giving and corporate owned life insurance. These products include traditional life, interest sensitive life, universal life, variable annuity and variable life. Operations are conducted almost entirely on the general agency basis and the Company is presently licensed in all states (approved for reinsurance only in New York), the District of Columbia and the Virgin Islands. In the reinsurance market, the Company focuses on automatic reinsurance coverages provided to other insurance companies.

The significant accounting policies followed by the Company that materially affect the financial statements are summarized below:

Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) which, as to the insurance companies included in the consolidation, differ from statutory accounting practices prescribed or permitted by state insurance regulatory authorities.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



--------------------------------------------------------------------------------
Strategic Advantage                   75

          Security Life of Denver Insurance Company and Subsidiaries

1. Significant Accounting Policies (continued)

Accounting Changes

Effective January 1, 1994, the Company adopted Financial Accounting Standards Board (FASB) Statement No. 112, Employers' Accounting for Postemployment Benefits, in accounting for disability benefits. The cumulative effect as of January 1, 1994 of this change in accounting was to decrease net income by $1,381,000 (net of tax of $743,000). The effect of the change on 1994 income before the cumulative effect of the change was not material. Prior to January 1, 1994, the Company recognized the cost of providing these benefits on a cash basis. Under the new method of accounting, the Company accrues the benefits when it becomes probable that such benefits will be paid and when sufficient information exists to make reasonable estimates of the amounts to be paid.

In May 1993, the Financial Accounting Standards Board issued FASB Statement No. 115, Accounting for Certain Investments in Debt and Equity Securities (FASB
115). The Company adopted the provisions of the new standard for investments held as of or acquired after January 1, 1994. The cumulative effect as of January 1, 1994 of adopting FASB 115 had no impact on income. The opening balance of stockholder's equity was increased by $68,840,000 (net of tax of $36,799,000) to reflect the net unrealized holding gains on securities classified as available-for-sale previously carried at amortized cost less an adjustment to deferred policy acquisition costs for the change in expected future gross margins.

Because of the numerous questions that arose during the implementation of FASB 115, the Financial Accounting Standards Board issued A Guide to Implementation of Statement 115 on Accounting for Certain Investments in Debt and Equity Securities in November 1995. This Special Report provided interpretive guidance to the implementation of FASB 115 and provided companies with a one-time period until December 31, 1995 to reassess the appropriateness of the classifications of all securities held at the time and account for any resulting reclassifications at fair value. Reclassifications from the held-to-maturity category that result from this one-time reassessment do not call into question the intent of an enterprise to hold other debt securities to maturity in the future. As a result of this reassessment, the Company reclassified all held-to-maturity securities to the available-for-sale category effective December 26, 1995. The book value of these securities at the date of transfer was $98,818,000. At transfer, an unrealized gain of $4,082,000 (net of tax of $2,198,000) was recognized as a direct increase to stockholder's equity.


--------------------------------------------------------------------------------
Strategic Advantage                   76

          Security Life of Denver Insurance Company and Subsidiaries

1. Significant Accounting Policies (continued)

Beginning in 1995, the Company adopted FASB Statement No. 114, Accounting by Creditors for Impairment of a Loan, and Statement No. 118, which amends Statement 114. Under the amended statement, the 1996 and 1995 allowances for credit losses related to loans that are identified for evaluation in accordance with Statement 114 are based on discounted cash flows using the loan's initial effective interest rate or the fair value of the collateral for certain collateral dependent loans. Adoption of this standard resulted in an insignificant impact to net income and stockholder's equity.

Effective January 1, 1996, the Company adopted FASB Statement No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of, which requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount. Statement 121 also addresses the accounting for long-lived assets that are expected to be disposed of. Adoption of this standard resulted in an insignificant impact to net income and stockholder's equity.

Investments

Investments are presented on the following bases:

The carrying value of fixed maturities depends on the classification of the security: securities held-to-maturity, securities available-for-sale, and trading securities. Management determines the appropriate classification of debt securities at the time of purchase and reevaluates such designation as of each balance sheet date.

Debt securities not classified as held-to-maturity and marketable equity securities are classified as available-for-sale. Available-for-sale securities are stated at fair value, with the unrealized gains and losses, net of tax and deferred acquisition cost adjustments, reported in a separate component of stockholder's equity.

The Company does not hold any securities classified as held-to-maturity or trading securities.

The amortized cost of debt securities classified as held-to-maturity or available-for-sale is adjusted for amortization of premiums and accretion of discounts to maturity, or in the case of mortgage-backed securities, over the estimated life of the security. Such amortization is included in interest income from investments. Interest and dividends are included in net investment income as earned.


--------------------------------------------------------------------------------
Strategic Advantage                   77

          Security Life of Denver Insurance Company and Subsidiaries

1. Significant Accounting Policies (continued)

Mortgage loans are carried at the unpaid balances. Investment real estate is carried at cost, less accumulated depreciation. Policy loans are carried at unpaid balances. Short-term investments are carried at cost, which approximates fair value. Derivatives are accounted for on the same basis as the asset hedged.

Realized gains and losses, and declines in value judged to be other-than-temporary are included in net realized gains (losses) on investments. The cost of securities sold is based on the specific identification method.

Recognition of Premium Revenues

Premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist principally of whole life insurance policies, are recognized as revenue when due. Revenues for universal life insurance policies and for investment products consist of policy charges for the cost of insurance, policy administration charges, and surrender charges assessed against policyholder account balances during the year.

Deferred Policy Acquisition Costs

Commissions, reinsurance allowances, and other costs of acquiring traditional life insurance including reinsurance assumed, universal life insurance (including interest sensitive products) and investment products that vary with and are primarily related to the production of new and renewal business have been deferred. Traditional life insurance acquisition costs are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, acquisition costs are being amortized generally in proportion to the present value (using the assumed crediting rate) of expected gross margins from surrender charges, investments, mortality, and expenses. This amortization is adjusted retrospectively when estimates of current or future gross margins to be realized from a group of products are revised.

Deferred policy acquisition costs are adjusted to reflect changes that would have been necessary if unrealized investment gains and losses related to available-for-sale securities had been realized. The Company has reflected those adjustments in the asset balance with the offset as a direct adjustment to stockholder's equity.



--------------------------------------------------------------------------------
Strategic Advantage                   78

          Security Life of Denver Insurance Company and Subsidiaries

1. Significant Accounting Policies (continued)

Future Policy Benefits

Benefit reserves for traditional life insurance products (other than reinsurance assumed) are computed using a net level premium method including assumptions as to investment yields, mortality, withdrawals and other assumptions based on the Company's and industry experience, modified as necessary to reflect anticipated trends to include provisions for possible unfavorable deviations. Reserve interest assumptions are those deemed appropriate at the time of policy issue, and range from 2% to 10%. Policy benefit claims are charged to expense in the year that the claims are incurred.

Benefit reserves for reinsurance assumed are computed using pricing assumptions with provisions for adverse deviation. Benefits for level-term reinsurance assumed are computed to recognize profits in proportion with premiums. Benefit reserves for all other reinsurance assumed are computed to recognize profits in proportion to the coverage provided.

Benefit reserves for universal life-type policies (including interest sensitive products) and investment products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred during the year in excess of related policy account balances. Interest crediting rates for universal life and investment products range from 4.60% to 7.45% during 1996, 4.60% to 8.10% during 1995, and 6.15% to 8.10%
during 1994.

Included in life and annuity reserves is an unearned revenue reserve that reflects the unamortized balance of excess first year policy service fees over renewal period policy service fees on universal life and investment products. These excess fees have been deferred and are being recognized in income over the periods benefited, using the same assumptions and factors used to amortize deferred policy acquisition costs.

Unpaid Claims

The liabilities for unpaid claims include estimates of amounts due on reported claims and claims that have been incurred but were not reported as of December
31. Such estimates are based on actuarial projections applied to historical claim payment data and are considered reasonable and adequate to discharge the Company's obligations for claims incurred but unpaid as of December 31.


--------------------------------------------------------------------------------
Strategic Advantage                   79

          Security Life of Denver Insurance Company and Subsidiaries

1. Significant Accounting Policies (continued)

Home Office Property and Equipment

Home office property and equipment are carried at cost less accumulated depreciation. Depreciation for major classes of assets is calculated on a straight-line basis.

Participating Insurance

The Company accrues a liability for earnings on participating policies that cannot inure to the benefit of the Company's stockholder. The liability is determined based on earnings on participating policies in excess of 10% of profits on participating business before payment of policyholder dividends. The liability for these undistributed earnings was $6,211,000 and $6,218,000 at December 31, 1996 and 1995, respectively. Participating business approximates
 .4% of the Company's ordinary life insurance in force and 1.4% of premium income. Earnings for participating insurance are based on the actual earnings of the participation block of policies. Expenses and taxes are allocated based on the amount of participating insurance in force. Investment income is allocated based on the yield of the participating investment portfolio. The amount of dividends to be paid is determined annually by the Board of Directors. Amounts allocable to participating policyholders are based on published dividend projections or expected dividend scales. Dividends of $3,307,000, $2,964,000, and $3,683,000 were incurred in 1996, 1995, and 1994, respectively.

Federal Income Taxes

Deferred federal income taxes have been provided or credited to reflect significant temporary differences between income reported for tax and financial reporting purposes using reasonable assumptions.

Cash Flow Information

Cash includes cash on hand and demand deposits. Included as a component of operating activities is interest paid of $1,016,000, $4,861,000, and $538,000 for 1996, 1995, and 1994, respectively.


--------------------------------------------------------------------------------
Strategic Advantage                   80

          Security Life of Denver Insurance Company and Subsidiaries

1. Significant Accounting Policies (continued)

Guaranty Fund Assessments

Insurance companies are assessed the costs of funding the insolvencies of other insurance companies by the various state guaranty associations generally based on the amount of premium companies collect in that state. The Company accrues the cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations (NOLHGA) and the amount of premiums written in each state. The Company reduces the accrual by credits allowed in some states to reduce future premium taxes by a portion of assessments in that state.

Pending Accounting Standard

During 1996, the FASB issued Statement No. 125, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, which requires an entity to recognize the financial and servicing assets it controls and the liabilities it has incurred and to derecognize financial assets when control has been surrendered in accordance with the criteria provided in the Statement. The Company will apply the new rules prospectively to transactions beginning in the first quarter of 1997. Based on current circumstances, the Company believes the application of the new rules will not have a material impact on the financial statements.

Reclassifications

Certain amounts in the 1994 and 1995 financial statements have been reclassified to conform to the 1996 presentation.

2. Acquisition

During 1994, Security Life contributed capital of $317,000 in creation of ING America Equities, Inc., a wholesale broker/dealer incorporated September 27, 1993 and approved for membership in the National Association of Securities Dealers on August 18, 1994. The business of ING America Equities, Inc. consists only of distribution of variable life and annuity contracts. ING America Equities, Inc. does not hold customer funds or securities.


--------------------------------------------------------------------------------
Strategic Advantage                   81

          Security Life of Denver Insurance Company and Subsidiaries

3. Investments

The amortized cost and fair value of investments in fixed maturities and equity securities are as follows at December 31, 1996 and 1995:

                                              December 31, 1996
                              --------------------------------------------------
                                  Cost or       Gross       Gross
                                 Amortized    Unrealized  Unrealized      Fair
                                    Cost        Gains       Losses       Value
                              --------------------------------------------------
                                            (Dollars in Thousands)
Available-for-sale:
 U.S. Treasury securities
  and obligations of U.S.
  government corporations
  and agencies                  $   88,526    $  1,035     $   858    $   88,703
States, municipalities and
 political subdivisions             71,857         984       1,058        71,783
Public utilities securities        105,110       1,130         748       105,492
Debt securities issued by
 foreign governments                 3,272           -           -         3,272
Corporate securities               921,565      20,095       5,646       936,014
Mortgage-backed securities       1,273,251     108,367      18,924     1,362,694
Other asset-backed securities      299,809       8,186       1,286       306,709
Derivatives hedging fixed
 maturities (Note 4)                 2,098         292       1,973           417
                              --------------------------------------------------
Total fixed maturities           2,765,488     140,089      30,493     2,875,084

Preferred stocks
 (nonredeemable)                     2,112          66         301         1,877
Common stocks                        2,787         756          75         3,468
                              --------------------------------------------------
Total                           $2,770,387    $140,911     $30,869    $2,880,429
                              ==================================================


--------------------------------------------------------------------------------
Strategic Advantage                   82

          Security Life of Denver Insurance Company and Subsidiaries

3. Investments (continued)


                                               December 31, 1995
                             ---------------------------------------------------
                                 Cost or       Gross       Gross
                                Amortized    Unrealized  Unrealized     Fair
                                   Cost        Gains       Losses       Value
                             ---------------------------------------------------
                                             (Dollars in Thousands)
Available-for-sale:
 U.S. Treasury securities
  and obligations of U.S.
  government corporations
  and agencies                   $   99,780    $  3,503     $   154   $  103,129
 States, municipalities and
  political subdivisions             74,126       1,760         234       75,652
 Public utilities securities         76,470       2,841          50       79,261
 Debt securities issued by
  foreign governments                 3,272           -           -        3,272
 Corporate securities               659,902      34,246         911      693,237
 Mortgage-backed securities       1,230,943     123,306      18,690    1,335,559
 Other asset-backed securities      169,847      10,946       2,174      178,619
 Derivatives hedging fixed
  maturities (Note 4)                 3,698         909       2,392        2,215
                             ---------------------------------------------------
 Total fixed maturities           2,318,038     177,511      24,605    2,470,944

 Preferred stocks
  (nonredeemable)                     6,196         275         443        6,028
 Common stocks                        2,397          13          69        2,341
                             ---------------------------------------------------
Total                            $2,326,631    $177,799     $25,117   $2,479,313
                             ===================================================


--------------------------------------------------------------------------------
Strategic Advantage                   83

          Security Life of Denver Insurance Company and Subsidiaries

3. Investments (continued)

The amortized cost and fair value of investments in fixed maturities at December 31, 1996, by contractual maturity, are shown in the following table (in thousands). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                  Amortized Cost
                                                                  Fair Value
                                                ----------------------------
    Available for sale:
        Due in one year or less                       $   25,893  $   26,250
        Due after one year through five years            349,962     354,031
        Due after five years through ten years           466,457     472,014
        Due after ten years                              350,116     353,386
                                                ----------------------------
                                                       1,192,428   1,205,681

    Mortgage-backed securities                         1,273,251   1,362,694
    Other asset-backed securities                        299,809     306,709
                                                ----------------------------
    Total available-for-sale                          $2,765,488  $2,875,084
                                                ============================

Changes in unrealized gains (losses) on investments in available-for-sale securities for the years ended December 31, 1996, 1995 and 1994 are summarized as follows (in thousands):

                                                        December 31, 1996
                                               ---------------------------------
                                                   Fixed     Equity     Total
                                               ---------------------------------
    Gross unrealized gains                        $140,089    $ 822    $140,911
    Gross unrealized losses                         30,493      376      30,869
                                               ---------------------------------
    Net unrealized gains (losses)                  109,596      446     110,042
    Deferred income tax (expense)
      benefit                                      (38,359)    (157)    (38,516)
                                               ---------------------------------
    Net unrealized gains (losses) after
      taxes                                         71,237      289      71,526
    Less:
      Balance at beginning of year                  99,389     (147)     99,242
                                               ---------------------------------
    Change in net unrealized gains
      (losses)                                    $(28,152)   $ 436    $(27,716)
                                               =================================


--------------------------------------------------------------------------------
Strategic Advantage                   84

          Security Life of Denver Insurance Company and Subsidiaries

3. Investments (continued)

                                                    December 31, 1995
                                           -------------------------------
                                               Fixed    Equity     Total
                                           -------------------------------
     Gross unrealized gains                  $177,511    $ 288   $177,799
     Gross unrealized losses                   24,605      512     25,117
                                           -------------------------------
     Net unrealized gains (losses)            152,906     (224)   152,682
     Deferred income tax (expense)
       benefit                                (53,517)      77    (53,440)
                                           -------------------------------
     Net unrealized gains (losses) after
       taxes                                   99,389     (147)    99,242
     Less:
       Balance at beginning of year           (18,854)    (558)   (19,412)
                                           -------------------------------
     Change in net unrealized gains
       (losses)                              $118,243    $ 411   $118,654
                                           ===============================


                                                    December 31, 1994
                                           ---------------------------------
                                               Fixed     Equity     Total
                                           ---------------------------------
     Gross unrealized gains                  $  94,846   $  262   $  95,108
     Gross unrealized losses                   123,843    1,120     124,963
                                           ---------------------------------
     Net unrealized gains (losses)             (28,997)    (858)    (29,855)
     Deferred income tax (expense)
       benefit                                  10,143      300      10,443
                                           ---------------------------------
     Net unrealized gains (losses) after
       taxes                                   (18,854)    (558)    (19,412)
     Less:
       Balance at beginning of year                  -     (131)       (131)
     Adjustment for change in accounting
       method (net of tax of $46,916)           87,630        -      87,630
                                           ---------------------------------
     Change in net unrealized gains
       (losses)                              $(106,484)  $ (427)  $(106,911)
                                           =================================

As part of its overall investment management strategy, the Company has entered into agreements to purchase $21,538,000 in mortgage loans as of December 31, 1996. These agreements were settled during 1997. The Company had no agreements to sell securities at December 31, 1996.


--------------------------------------------------------------------------------
Strategic Advantage                   85

           Security Life of Denver Insurance Company and Subsidiaries

3. Investments (continued)

Major categories of investment income for the years ended December 31 are summarized as follows (in thousands):


                                          1996         1995         1994
                                      -------------------------------------

       Fixed maturities                 $240,931     $190,327     $153,777
       Mortgage loans on real estate      29,143       16,601       12,221
       Policy loans                       52,205       55,438       42,456
       Other investments                   2,197        4,360        5,654
                                      -------------------------------------
                                         324,476      266,726      214,108
       Investment expenses               (12,355)     (10,661)      (4,503)
                                      -------------------------------------
       Net investment income            $312,121     $256,065     $209,605
                                      =====================================

Net realized gains (losses) on investments for the years ended December 31 are summarized as follows (in thousands):


                                           1996         1995         1994
                                       -------------------------------------

       Fixed maturities                   $4,540       $6,538      $(3,847)
       Equity securities                      79            5       (1,761)
       Real estate and other                 151           21       (1,637)
                                      -------------------------------------
       Net realized gains (losses) on
              investments                 $4,770       $6,564      $(7,245)
                                       =====================================

During 1996, 1995 and 1994, debt and marketable equity securities available-for-sale were sold with fair values at the date of sale of $334,482,000, $306,219,000 and $292,483,000, respectively. Gross gains of $7,248,000,
$9,691,000, and $6,125,000 and gross losses of $2,629,000, $3,148,000 and
$11,733,000 were realized on those sales in 1996, 1995, and 1994, respectively.

At December 31, 1996 and 1995, bonds with an amortized cost of $26,140,000 and $26,730,000, respectively, were on deposit with various state insurance departments to meet regulatory requirements.


--------------------------------------------------------------------------------
Strategic Advantage                   86

           Security Life of Denver Insurance Company and Subsidiaries

4. Derivative Financial Instruments Held for Purposes Other Than Trading

The Company enters into interest rate contracts, including swaps, caps, floors, and options, to reduce and manage risks which include the risk of a change in the value, yield, price, cash flows, or quantity of, or a degree of exposure with respect to assets, liabilities, or future cash flows which the Company has acquired or incurred. Hedge accounting practices are supported by cash flow matching, scenario testing and duration matching.

Interest rate swap agreements generally involve the exchange of fixed and floating interest payments over the life of the agreement without an exchange of the underlying principal amount. Interest rate cap and interest rate floor agreements owned entitle the Company to receive payments to the extent reference interest rates exceed or fall below strike levels in the contracts based on the notional amounts.

Premiums paid for the purchase of interest rate contracts are included in other assets and are being amortized to interest expense over the remaining terms of the contracts or in a manner consistent with the financial instruments being hedged. Amounts paid or received, if any, from such contracts are included in interest expense or income. Accrued amounts payable to or receivable from counterparties are included in other liabilities or assets.

Gains and losses as a result of early terminations of interest rate contracts are amortized to investment income over the remaining term of the items being hedged to the extent the hedge is considered to be effective; otherwise, they are recognized upon termination.

Interest rate contracts that are matched or otherwise designated to be associated with other financial instruments are recorded at fair value if the related financial instruments mature, are sold, or are otherwise terminated or if the interest rate contracts cease to be effective hedges.

The Company manages the potential credit exposure from interest rate contracts through careful evaluation of the counterparties' credit standing, collateral agreements, and master netting agreements.

The Company is exposed to credit loss in the event of nonperformance by counterparties on interest rate contracts; however, the Company does not anticipate nonperformance by any of these counterparties. The amount of such exposure is generally the unrealized gains in such contacts.



--------------------------------------------------------------------------------
Strategic Advantage                   87

           Security Life of Denver Insurance Company and Subsidiaries

4. Derivative Financial Instruments Held for Purposes Other Than Trading (continued)

The table below summarizes the Company's interest rate contracts at December 31, 1996 and 1995 (in thousands):

                                             December 31, 1996
                               -------------------------------------------
                                  Notional   Amortized     Fair    Balance
                                   Amount       Cost      Value     Sheet
                               -------------------------------------------

Interest rate contracts:
     Swaps                       $  794,520  $       -   $(1,452)  $(1,452)
     Swaps-affiliates               774,520          -     1,272     1,272
                               -------------------------------------------
Total swaps                       1,569,040          -      (180)     (180)


     Caps owned                     400,000      2,073       592       592
     Caps owned-affiliates                -          -         -         -
                               -------------------------------------------
Total caps owned                    400,000      2,073       592       592


     Floors owned                   100,000         25         5         5
     Floors owned-affiliates              -          -         -         -
                               -------------------------------------------
Total floors owned                  100,000         25         5         5


     Options owned                  212,000      3,330     3,772     3,772
     Options owned-affiliates       212,000     (3,330)   (3,772)   (3,772)
                               -------------------------------------------
Total options owned                 424,000          -         -         -
                               -------------------------------------------

Total derivatives                $2,493,040    $ 2,098   $   417   $   417
                               ===========================================

--------------------------------------------------------------------------------
Strategic Advantage                   88

           Security Life of Denver Insurance Company and Subsidiaries

4. Derivative Financial Instruments Held for Purposes Other Than Trading (continued)

                                             December 31, 1995
                               -------------------------------------------
                                  Notional   Amortized     Fair    Balance
                                   Amount       Cost      Value     Sheet
                               -------------------------------------------

Interest rate contracts:
     Swaps                       $  884,632    $   448   $ 4,034   $ 4,034
     Swaps-affiliates               864,632       (448)   (3,453)   (3,453)
                               -------------------------------------------
Total swaps                       1,749,264          -       581       581


     Caps owned                     400,000      3,580     1,308     1,308
     Caps owned-affiliates           40,000         61         -         -
                               -------------------------------------------
Total caps owned                    440,000      3,641     1,308     1,308


     Floors owned                   100,000         57       326       326
     Floors owned-affiliates              -          -         -         -
                               -------------------------------------------
Total floors owned                  100,000         57       326       326


     Options owned                  152,000      2,848     2,255     2,255
     Options owned-affiliates       152,000     (2,848)   (2,255)   (2,255)
                               -------------------------------------------
Total options owned                 304,000          -         -         -
                               -------------------------------------------

Total derivatives                $2,593,264    $ 3,698   $ 2,215   $ 2,215
                               ===========================================

5. Concentrations of Credit Risk

At December 31, 1996, the Company held less-than-investment-grade bonds classified as available-for-sale with a carrying value and market value of $74,964,000. These holdings amounted to 3% of the Company's investments in fixed maturity securities and 1% of total assets. The holdings of less-than-investment-grade bonds are widely diversified and of satisfactory quality based on the Company's investment policies and credit standards.

At December 31, 1996, the Company's commercial mortgages involved a concentration of properties located in Florida (18%), Texas (13%), and Georgia (10%). The remaining commercial mortgages relate to properties located in 23 other states. The portfolio is well diversified, covering many different types of income-producing properties on which the Company has first mortgage liens. The maximum mortgage outstanding on any individual property is $13,517,000.

--------------------------------------------------------------------------------
Strategic Advantage                    89

           Security Life of Denver Insurance Company and Subsidiaries

6. Employee Benefit Plans

Pension Plan

The Company has a qualified noncontributory defined benefit retirement plan as well as a non-qualified unfunded Supplemental Employees Retirement Plan (SERP) covering substantially all employees. The benefits are based on final average earnings from the time of eligibility for the plan, subject to minimum benefits based on career earnings. The Company's funding policy for the qualified plan is to contribute amounts annually to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus additional amounts as may be determined to be appropriate.

The funded status and the amounts recognized in the balance sheets for the defined benefit plan are as follows (in thousands):

                                                    December 31
                                             1996                  1995
                                   -------------------------------------------
                                     Qualified             Qualified
                                        Plan       SERP       Plan       SERP
                                   -------------------------------------------
Actuarial present value of
 accumulated
benefit obligation:
     Vested                           $(26,058)  $(6,725)   $(21,032)  $(5,637)
     Nonvested                            (733)     (132)     (1,656)        -
                                   -------------------------------------------
                                       (26,791)   (6,857)    (22,688)   (5,637)
Effect of projected future
 compensation                           (5,479)     (951)     (5,355)   (1,297)
                                   -------------------------------------------
Projected benefit obligation           (32,270)   (7,808)    (28,043)   (6,934)
Less plan assets at fair value          33,682         -      31,074         -
                                   -------------------------------------------
Plan assets in excess of projected
     benefit obligation                  1,412    (7,808)      3,031    (6,934)
Unrecognized net asset                  (1,316)        -      (1,601)        -
Unrecognized prior service benefit
 cost                                      (97)      236        (109)      267
Unrecognized net loss (gain)             1,930     4,622         998     4,507
                                   -------------------------------------------
Net pension asset (liability)         $  1,929   $(2,950)   $  2,319   $(2,160)
                                   ===========================================

As of December 31, 1996 and 1995, the Company recognized an additional liability on the SERP of $3,671,000 and $3,210,000, respectively, as this plan is unfunded and the actuarial present value of accumulated benefit obligation exceeds the net pension liability.

--------------------------------------------------------------------------------
Strategic Advantage                   90

           Security Life of Denver Insurance Company and Subsidiaries

6. Employee Benefit Plans (continued)

The net periodic pension cost for the defined benefit plans includes the following components (in thousands):

                                 1996                1995                1994
                       -----------------------------------------------------------
                         Qualified           Qualified           Qualified
                            Plan      SERP      Plan      SERP      Plan     SERP
                       -----------------------------------------------------------
Service cost               $ 1,320   $  388    $ 1,147   $  285    $ 1,369   $ 248
Interest cost                2,262      463      1,856      517      1,521     219
Return on plan assets       (4,075)     258     (3,497)       -     (1,900)      -
Net amortization and
    deferral                   883        -        553      239       (659)    200
                       -----------------------------------------------------------
Net periodic pension
    expense                $   390   $1,109    $    59   $1,041    $   331   $ 667
                       ===========================================================

Assumptions used in accounting for the defined benefit plans as of December 31, 1996, 1995, and 1994 were as follows:

                                               1996   1995   1994
                                             --------------------
Weighted-average discount rate                 7.50%  7.25%  8.00%
Rate of increase in compensation level         4.50%  4.25%  6.00%
Expected long-term rate of return on assets    9.50%  9.50%  8.50%

Plan assets of the defined benefit plans at December 31, 1996 are invested primarily in U.S. government securities, corporate bonds, mutual funds, mortgage loans and money market funds.

401(k) Plan

The Security Life of Denver Insurance Company Savings Incentive Plan (the Savings Plan) is a defined contribution-individual account plan which is available to substantially all full-time home office employees to provide a savings program for additional retirement benefits, qualifying as a 401(k) plan. As a 401(k) plan, participants may make contributions to the plan through salary reductions up to a maximum of $9,500 in 1996 and $9,240 in 1995 and 1994. Such contributions are not currently taxable to the participants. The Company matches 100% of the first 3% of participants' contributions, plus 50% of contributions which exceed 3% of participants' compensation, subject to a

--------------------------------------------------------------------------------
Strategic Advantage                   91

           Security Life of Denver Insurance Company and Subsidiaries

6. Employee Benefit Plans (continued)

maximum matching percentage of 4 1/2% of the individual's salary. Company matching contributions were $1,143,000 for 1996, $1,071,000 for 1995, and $1,042,000 for 1994.

Plan assets of the Savings Plan at December 31, 1996 are invested in a group deposit administration contract (the Contract) with the Company, various mutual funds maintained by the Principal Financial Group, and loans to participants. The Contract is a policyholder liability of the Company and had a balance of $25.5 million and $23.9 million at December 31, 1996 and 1995, respectively.

Postretirement Benefits

In addition to providing pension and profit sharing plans, the Company provides certain health care and life insurance benefits for retired employees. Under the current plans, all employees become eligible for these benefits if they achieve a minimum of 120 months of service prior to retirement. The plans are contributory, with retiree contributions adjusted annually, and contain other cost-sharing features such as deductible amounts and coinsurance.

The following table presents the amounts recognized in the Company's balance sheets (in thousands):

                                                                     December 31
                                                         1996                              1995
                                          -------------------------------------------------------------------
                                                         Life                              Life
                                            Medical   Insurance               Medical   Insurance
                                             Plan        Plan        Total     Plan        Plan        Total
                                          -------------------------------------------------------------------
Accumulated postretirement benefit
  obligation:
     Retirees                               $(1,315)     $(1,226)  $ (2,541)  $(1,234)     $(1,140)  $ (2,374)
     Fully eligible active plan
     participants                              (409)        (392)      (801)     (383)        (364)      (747)
     Other active plan participants          (2,038)      (1,220)    (3,258)   (1,913)      (1,134)    (3,047)
                                          -------------------------------------------------------------------
                                             (3,762)      (2,838)    (6,600)   (3,530)      (2,638)    (6,168)
Plan assets at fair value                         -            -          -         -            -          -
                                          -------------------------------------------------------------------
Accumulated postretirement benefit
     obligation in excess of plan assets     (3,762)      (2,838)    (6,600)   (3,530)      (2,638)    (6,168)
Unrecognized prior service cost                 355           32        387       463           42        505
Unrecognized net gains (losses)              (5,870)       1,271     (4,599)   (6,114)       1,449     (4,665)
Accrued postretirement benefit cost         $(9,277)     $(1,535)  $(10,812)  $(9,181)     $(1,147)  $(10,328)
                                          ===================================================================

--------------------------------------------------------------------------------
Strategic Advantage                   92

          Security Life of Denver Insurance Company and Subsidiaries

6. Employee Benefit Plans (continued)

Net periodic postretirement benefit cost for 1996, 1995, and 1994 includes the following components (in thousands):

                                    1996                            1995                          1994
                         ------------------------------------------------------------------------------------------
                                        Life                          Life                          Life
                           Medical   Insurance           Medical   Insurance           Medical   Insurance
                            Plan       Plan      Total    Plan       Plan      Total    Plan        Plan      Total
                          ------------------------------------------------------------------------------------------

Service cost                 $ 236      $151     $ 387     $ 359      $175      $ 534    $436       $30       $ 466
Interest cost                  268       200       468       291       112        403     448        39         487
Net amortization and
 deferral                     (275)       89      (186)     (209)       65       (144)    (93)       (8)       (101)
                         ------------------------------------------------------------------------------------------
Net periodic
 postretirement benefit
     cost                    $ 229      $440     $ 669      $ 441     $352      $ 793    $791       $61        $852
                         ==========================================================================================

The annual assumed rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) for the medical plan is 11.25% graded to 5% over 12.5 years. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation for the medical plan as of December 31, 1996 by $656,000 and the aggregate of the service and interest cost components of net periodic postretirement benefit cost for 1996 by $81,000.

The weighted-average discount rate used in determining the accumulated postretirement benefit obligation was 7.50% at December 31, 1996 and 7.25% at December 31, 1995.

7. Separate Accounts

Separate account assets and liabilities represent funds segregated by the Company for the benefit of certain policyholders who bear the investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses on the separate account assets and related liabilities equal the benefits paid to the separate account policyholders and are excluded from the amounts reported in the Consolidated Statements of Income except for fees charged for administration services and mortality risk.


--------------------------------------------------------------------------------
Strategic Advantage                    93

          Security Life of Denver Insurance Company and Subsidiaries

8. Leases

The Company is committed under various noncancellable long-term operating leases relating to electronic data processing equipment that provide for annual rentals as follows (in thousands):


                     1997                      $2,985
                     1998                       2,278
                     1999                          35
                     2000                           -
                     2001                           -
                                              --------
                                               $5,298
                                              ========

These leases expire between 1997 and 2000. Rental expense for all equipment leases was approximately $6,151,000, $4,344,000, and $5,620,000 for the years ended December 31, 1996, 1995, and 1994, respectively.

9. Reinsurance

The Company is involved in both ceded and assumed reinsurance with other companies for the purpose of diversifying risk and limiting exposure on larger risks. As of December 31, 1996, the Company's retention limit for acceptance of risk on life insurance policies had been set at various levels up to $1,500,000. Reinsurance premiums, commissions, and expense reimbursements related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts, and are consistent with the risks assumed.

--------------------------------------------------------------------------------
Strategic Advantage                   94

           Security Life of Denver Insurance Company and Subsidiaries

9. Reinsurance (continued)

To the extent that the assuming companies become unable to meet their obligations under these treaties, the Company remains contingently liable to its policyholders for the portion reinsured. Consequently, allowances are established for amounts deemed uncollectible. To minimize its exposure to significant losses from reinsurer insolvencies, the Company evaluates the financial condition of the reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers.

The Company assumes and cedes, on a coinsurance basis, guaranteed investment contracts (GICs) to and from affiliates under common ownership. In 1995, the Company ceded a block of GIC business issued in prior years to an affiliate. No gain or loss was recognized on the transaction. The Company does not hold any collateral under these agreements.

These transactions are summarized as follows (in thousands):

                                                                     1996                      1995
                                                        ---------------------------------------------------
                                                           Premiums     Reserves     Premiums     Reserves
                                                        ---------------------------------------------------

            Direct (nonaffiliated)                        $ 767,312   $ 1,785,689   $ 556,571   $ 1,380,951
            Assumed from Life Insurance Company of
                  Georgia                                    50,000       125,512      25,000       128,137
            Assumed from Southland Life Insurance
                  Company                                         -             -       8,000        11,838
            Ceded to Columbine Life Insurance Company      (484,512)   (1,425,545)   (530,291)   (1,328,950)
            Ceded to Life Insurance Company of Georgia     (282,800)     (435,586)    (78,200)     (191,976)
            Net                                           $  50,000   $    50,070   $ (18,920)  $         -
                                                        ===================================================

Ceded GIC reserves totaling $1,861 and $1,521 million as of December 31, 1996 and 1995, respectively, are classified as part of prepaid reinsurance premiums. GIC reserves are reflected at their gross value of $1,911 and $1,521 million as of December 31, 1996 and 1995.

--------------------------------------------------------------------------------
Strategic Advantage                   95

           Security Life of Denver Insurance Company and Subsidiaries

9. Reinsurance (continued)

As of December 31, 1996 and 1995, the Company has ceded blocks of insurance under reinsurance treaties to provide funds for financial and other purposes. These reinsurance transactions, generally known as "surplus relief reinsurance," represent financial arrangements and, in accordance with generally accepted accounting principles, are not reflected in the accompanying financial statements except for the risk fees paid to or received from reinsurers.
Surplus relief reinsurance has the effect of increasing current statutory surplus while reducing future statutory surplus as amounts are recaptured from
reinsurers.   During 1995, most of the agreements were recaptured as part of an overall capital restructuring plan. This capital restructuring also resulted in a capital contribution from the Company's parent of $146,630,000 to replace the reduction in statutory surplus that resulted from the recapture.

10. Income Taxes

The Company files a consolidated federal income tax return with its parent and other U.S. affiliates and subsidiaries, with the exception of First ING. The affiliated companies that join in the filing of the consolidated federal income tax return have an agreement for the allocation of taxes between members that join in the consolidated return. The agreement specifies that the separate return payable or the separate return receivable of each member will be the federal income tax liability or receivable that the member would have had for the period had it filed a separate return.

--------------------------------------------------------------------------------
Strategic Advantage                   96

           Security Life of Denver Insurance Company and Subsidiaries

10. Income Taxes (continued)

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities are as follows (in thousands):

                                                       December 31
                                                   1996           1995
                                              ----------------------------

Deferred tax liabilities:
        Deferred policy acquisition costs       $(236,445)       $(197,355)
        Unrealized gains/losses                   (38,516)         (53,440)
                                              ----------------------------
Total deferred tax liabilities                   (274,961)        (250,795)

Deferred tax assets:
        Benefit reserves and surplus relief       123,410          120,439
        Tax-basis deferred acquisition costs       60,727           48,945
        Investment income                          11,037           12,060
        Unearned investment income                  8,705            9,383
        Nonqualified deferred compensation         10,649            8,785
        Postretirement employee benefits            3,784            3,615
        Other, net                                  8,108            2,822
                                              ----------------------------
Net deferred tax assets                           226,420          206,049
                                              ----------------------------
Net deferred tax (liabilities) assets           $ (48,541)       $ (44,746)
                                              ============================

The components of federal income tax expense consist of the following (in thousands):

                                             December 31
                                     1996      1995       1994
                                  ------------------------------

Current                             $10,340  $(48,136)  $ 44,121
Deferred                             11,536    72,870    (29,200)
Current year change in valuation
       allowance                          -      (438)         -
                                  ------------------------------
Federal income tax expense          $21,876  $ 24,296   $ 14,921
                                  ==============================

--------------------------------------------------------------------------------
Strategic Advantage                   97

           Security Life of Denver Insurance Company and Subsidiaries

10. Income Taxes (continued)

The Company's effective income tax rate did not vary significantly from the statutory federal income tax rate.

Prior to 1995 a valuation allowance had been established by the Company to account for the fact that the full benefit of the deferred tax asset established by First ING for tax-basis deferred acquisition costs more than likely would not be fully realized. In 1995, a change in judgment about the realization of the deferred tax asset occurred and the valuation allowance was removed.

The Company had net income tax payments (receipts) of $(61,467,000) during 1996, $25,875,000 during 1995, and $41,278,000 during 1994 for current income tax payments and settlements of prior year returns.

The Policyholder's Surplus Account is an accumulation of certain special deductions for income tax purposes and a portion of the "gains from operations" which were not subject to current taxation under the Life Insurance Tax Act of 1959. At December 31, 1984, the balance in this account for tax return purposes was approximately $70,800,000. The Tax Reform Act of 1984 provides that no further accumulations will be made in this account. If amounts accumulated in the Policyholder's Surplus Account exceed certain limits, or if distributions to the shareholder exceed amounts in the Shareholder's Surplus Account, to the extent of such excess amount or excess distributions, as determined for income tax purposes, amounts in the Policyholder's Surplus Account would become subject to income tax at rates in effect at that time. Should this occur, the maximum tax which would be paid at the current tax rate is $24,780,000. The Company does not anticipate any such action or foresee any events which would result in such tax; accordingly, a deferred tax liability has not been established.

11. Long-Term Debt

Long-term indebtedness to related parties for $75,000,000 represents the cumulative cash draws on a $100,000,000 commitment from ING America Insurance Holdings, Inc. through December 31, 1996. Additional draws may be made by the
Company at its option through December 1, 2004.   This subordinated note bears
interest at a variable rate equal to the prevailing rate for 10 year U.S. Treasury Bonds plus 1/4% adjusted annually.

--------------------------------------------------------------------------------
Strategic Advantage                   98

           Security Life of Denver Insurance Company and Subsidiaries

11. Long-Term Debt (continued)

The repayment of this note requires approval of the Commissioner of Insurance of the State of Colorado and is payable only out of surplus funds of the Company and only at such time as the surplus of the Company, after payment is made, does not fall below the prescribed level.

The principal and interest is scheduled to be repaid in five annual installments beginning December 31, 1999 and continuing through December 31, 2003, with the option of prepaying any outstanding principal and accrued interest. As of December 31, 1996, the Company accrued interest of $3,700,000. No payments of principal or interest were made in 1996.

Future minimum payments, assuming a current effective interest rate of 6.55%, are as follows (in thousands):

                                          Total

          -------------------------------------

          1999                         $ 21,518
          2000                           21,518
          Subsequent years               64,552
          -------------------------------------
          Total                         107,588
          Less imputed interest         (32,588)
          -------------------------------------
          Present value of payments    $ 75,000
                                     ==========

12. Statutory Accounting Information and Practices

Security Life and its insurance subsidiaries prepare their statutory basis financial statements in accordance with accounting practices prescribed or permitted by their state of domicile. "Prescribed" statutory accounting practices include state laws, regulations and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners (NAIC). "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, from company to company within the state, and may change in the future. The NAIC is currently in the process of codifying statutory accounting practices, the result of which is expected to constitute the only source of "prescribed" statutory accounting practices. Accordingly, that project, which is expected to be completed in 1998, will likely change, to some extent, prescribed statutory accounting

--------------------------------------------------------------------------------
Strategic Advantage                   99

           Security Life of Denver Insurance Company and Subsidiaries

12. Statutory Accounting Information and Practices (continued)

practices, and may result in changes to the accounting practices that insurance companies use to prepare their statutory financial statements.

Prescribed statutory reserve methodology does not fully encompass universal life-type products. The NAIC, however, has promulgated a Model Regulation regarding Universal Life Reserves. The Colorado Division of Insurance has not adopted the regulation, but requires that reserves be held which are at least as great as those required by Colorado Statutes. The NAIC UL Model Regulation is used by the Company to provide reserves consistent with the principles of this article. Because the reserves satisfy the requirements prescribed by the State of Colorado for the valuation of universal life insurance, the Company is permitted to compute reserves in accordance with this model regulation.

The NAIC prescribes Risk-Based Capital (RBC) requirements for life/health insurance companies. At December 31, 1996, the Company exceeded all minimum RBC requirements.

Combined capital and surplus, determined in accordance with statutory accounting practices (SAP), was $366,451,000 and $333,686,000 at December 31, 1996 and
1995, respectively. Combined net income, determined in accordance with SAP, was $9,141,000, $11,771,000, and $9,383,000 for the years ended December 31, 1996,
1995, and 1994, respectively.

Security Life is required to maintain a minimum total statutory capital and surplus in the state of domicile of $1,500,000. Midwestern United is required to maintain minimum statutory capital of $200,000 and surplus of $250,000 in the state of domicile. First ING is required to maintain minimum statutory capital of $1,000,000 and paid-in surplus of at least 50% of paid-in capital in the state of domicile. Each Company exceeded its respective minimum statutory capital and surplus requirements at December 31, 1996. Additionally, the amount of dividends which can be paid by each company to its stockholder without prior approval of the various state insurance departments is generally limited to the greater of 10% of statutory surplus or the statutory net gain from operations.

13. Fair Values of Financial Instruments

In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash


--------------------------------------------------------------------------------
Strategic Advantage                   100

           Security Life of Denver Insurance Company and Subsidiaries

13. Fair Values of Financial Instruments (continued)

flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instruments. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company. Life insurance liabilities that contain mortality risk and all nonfinancial instruments are excluded from disclosure requirements. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The carrying amounts and fair values of the Company's financial instruments at December 31, 1996 and 1995 are summarized below (in thousands):

                                           December 31, 1996       December 31, 1995
                                       ------------------------------------------------
                                          Carrying                Carrying
                                          Amount     Fair Value   Amount     Fair Value
                                       ------------------------------------------------
Assets
Fixed maturities (Note 3)                $2,875,084  $2,875,084  $2,470,944  $2,470,944
Equity securities (Note 3)                    5,345       5,345       8,369       8,369
Commercial mortgages                        445,073     461,777     276,552     304,442
Residential mortgages                         7,722       7,589       8,992       9,172
Policy loans                                795,311     795,311     754,240     754,240
Short-term investments                        7,019       7,019      10,946      10,946

Liabilities
Guaranteed investment
        contracts, net of reinsurance    $   50,070  $   50,070  $        -  $        -
Supplemental contracts
        without life contingencies            3,023       3,023       3,033       3,033
Other policyholder funds left
        on deposit                           98,824      98,824      92,893      92,893
Individual and group
        annuities, net of reinsurance        45,576      45,228      49,020      48,457

--------------------------------------------------------------------------------
Strategic Advantage                   101

           Security Life of Denver Insurance Company and Subsidiaries

13.  Fair Values of Financial Instruments (continued)

The carrying values of all other financial instruments approximate their fair value.

The following methods and assumptions were used by the Company in estimating the "fair value" disclosures for financial instruments:

     Fixed Maturities and Equity Securities: The fair values for fixed
     --------------------------------------
     maturities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements and collateralized mortgage obligations and other mortgage derivative investments, are estimated by discounting expected future cash flows. The discount rates used vary as a function of factors such as yield, credit quality and maturity which fall within a range between 2% - 12% over the total portfolio. The fair values of equity securities are based on quoted market prices.

     Mortgage Loans: Estimated market values for commercial real estate loans
     --------------
     are generated using a discounted cash flow approach. Loans in good standing are discounted using interest rates determined by U.S. Treasury yields on December 31 and spreads implied by independent published surveys. The same is applied on new loans with similar characteristics. The amortizing features of all loans are incorporated in the valuation. Where data on option features is available, option values are determined using a binomial valuation method, and are incorporated into the mortgage valuation. Restructured loans are valued in the same manner; however, these are discounted at a greater spread to reflect increased risk.

     All residential loans are valued at their outstanding principal balances, which approximate their fair values.

     Policy Loans: The carrying amounts reported in the balance sheets for these
     ------------
     financial instruments approximate their fair values.

     Derivative Financial Instruments: Fair values for on-balance-sheet
     --------------------------------
     derivative financial instruments (caps and floors) and off-balance-sheet derivative financial instruments (swaps) are based on broker/dealer valuations or on internal discounted cash flow pricing models taking into account current cash flow assumptions and the counterparties' credit standing.



--------------------------------------------------------------------------------
Strategic Advantage                   102

           Security Life of Denver Insurance Company and Subsidiaries

13.  Fair Values of Financial Instruments (continued)

     Guaranteed Investment Contracts: The fair values of the Company's
     -------------------------------
     guaranteed investment contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

     Other Investment-Type Insurance Contracts: The fair values of the Company's
     -----------------------------------------
     deferred annuity contracts are estimated based on the cash surrender value. The carrying values of other liabilities, including immediate annuities, dividend accumulations, supplementary contracts without life contingencies and premium deposits, approximate their fair values.

     Off-Balance-Sheet Instruments: The Company had synthetic guaranteed
     -----------------------------
     investment contract sales in the amounts of $55,780,000 and $10,358,000 in 1996 and 1995, respectively, to trustees of 401(k) plans. Pursuant to the terms of these contracts, the trustees own and retain the assets related to these contracts. Such assets had a value of $637,151,000 and $695,288,000 at December 31, 1996 and 1995, respectively. Under synthetic guaranteed investment contracts, the synthetic issuer may assume interest rate risk on individual plan participant initiated withdrawals from stable value options of 401(k) plans. Approximately 85% of the synthetic guaranteed investment contract book values are on a participating basis and have a credited interest rate reset mechanism which passes such interest rate risk to plan participants.

     Letters of Credit
     -----------------

     The Company is the beneficiary of letters of credit totaling $93,252,000 which have a market value to the Company of $0 and two lines of credit totaling $205,274,000 which have a market value to the Company of $0 (see
     Note 15).

14.  Commitments and Contingent Liabilities

The Company is a party to pending or threatened lawsuits arising from the normal conduct of its business. Due to the climate in insurance and business litigation, suits against the Company sometimes include substantial additional claims, consequential damages, punitive damages and other similar types of relief. While it is not possible to forecast the outcome of such litigation, it is the opinion of management that the disposition of such lawsuits will not have a material adverse effect on the Company's financial position or interfere with its operations.



--------------------------------------------------------------------------------
Strategic Advantage                   103

           Security Life of Denver Insurance Company and Subsidiaries

15.  Financing Arrangements

The Company has a $105,274,000 line of credit issued by the Company's parent to provide short-term liquidity. The Company has an additional non-affiliated line of credit of $100,000,000 also to provide short-term liquidity which expires June 30, 1997. The amount of funds available under this line is reduced by borrowings of certain affiliates also party to the agreement. There were no outstanding borrowings under either of these agreements at December 31, 1996 or 1995. The average balance of short-term debt was $23.4 million during 1996.
The weighted average interest rate paid on this debt during 1996 was 5.46%.

The Company is the beneficiary of letters of credit totaling $93,252,000 that were established in accordance with the terms of reinsurance agreements. The terms of the letters of credit provide for automatic renewal for the following year at December 31, unless otherwise canceled or terminated by either party to the financing. The letters were unused during both 1996 and 1995.


--------------------------------------------------------------------------------
Strategic Advantage                   104

                              Financial Statements

                       Security Life Separate Account L1



                          Year ended December 31, 1996
                      with Report of Independent Auditors


--------------------------------------------------------------------------------
Strategic Advantage                   105

                         Report of Independent Auditors

Policyholders
Security Life Separate Account L1 of
 Security Life of Denver Insurance Company

We have audited the accompanying statement of net assets of Security Life Separate Account L1 (comprising, respectively, the Neuberger & Berman Advisers Management Trust (comprising the Limited Maturity Bond, Growth, Government Income and Partners Portfolios) ("N&B"), the Alger American Fund (comprising the American Small Capitalization, American MidCap Growth, American Growth and American Leveraged AllCap Portfolios) ("Alger"), the Fidelity Variable Insurance Products Fund and Variable Insurance Products Fund II (comprising the Asset Manager, Growth, Overseas, Money Market and Index 500 Portfolios) ("Fidelity"), the INVESCO Variable Investment Funds, Inc. (comprising the Total Return, Industrial Income, High Yield and Utilities Portfolios) ("INVESCO") and Van Eck Worldwide Trust (comprising the Worldwide Balanced and Gold and Natural Resources Portfolios) ("Van Eck") Divisions) as of December 31, 1996, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Security Life Separate Account L1 at December 31, 1996, and the results of its operations for the year then ended and changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.


                                    /s/ ERNST & YOUNG LLP
Denver, Colorado
April 9, 1997


--------------------------------------------------------------------------------
Strategic Advantage                   106

                       Security Life Separate Account L1

                            Statement of Net Assets

                               December 31, 1996


                                       Total
                                        All          Total         Total         Total         Total       Total
                                     Divisions        N&B          Alger        Fidelity      INVESCO     Van Eck
                                  -------------------------------------------------------------------------------
Assets
Investments in mutual funds at
market value; combined cost
 $54,275,545 (See Note C)           $57,137,579   $10,501,407   $11,470,216   $30,788,682   $3,783,021   $594,253
                                  -------------------------------------------------------------------------------
Total assets                         57,137,579    10,501,407    11,470,216    30,788,682    3,783,021    594,253
                                  -------------------------------------------------------------------------------

Liabilities
Due to (from) Security Life of       (1,613,713)      (35,546)      (35,976)   (1,508,299)     (35,750)     1,858
 Denver
Due to (from) other divisions           894,465        (2,393)      150,103       897,366     (148,975)    (1,636)
                                  -------------------------------------------------------------------------------
Total liabilities                      (719,248)      (37,939)      114,127      (610,933)    (184,725)       222
                                  -------------------------------------------------------------------------------

Net assets                          $57,856,827   $10,539,346   $11,356,089   $31,399,615   $3,967,746   $594,031
                                  ===============================================================================

Contract Owner Reserves
 Reserves for redeemable            $57,856,827   $10,539,346   $11,356,089   $31,399,615   $3,967,746   $594,031
  annuity contracts (See Note B)
                                  -------------------------------------------------------------------------------

Total Contract Owner                $57,856,827   $10,539,346   $11,356,089   $31,399,615   $3,967,746   $594,031
 Reserves
                                  ===============================================================================

See accompanying notes.

--------------------------------------------------------------------------------
Strategic Advantage                   107

                       Security Life Separate Account L1

                               December 31, 1996


                                                                     N & B
                                  -------------------------------------------------------------------------
                                       Total         Limited                     Government
                                        N&B       Maturity Bond     Growth         Income        Partners
                                  -------------------------------------------------------------------------

Assets
Investments in mutual funds at
 market value                       $10,501,407    $2,493,707      $1,797,629     $1,549,039     $4,661,032
Total assets                         10,501,407     2,493,707       1,797,629      1,549,039      4,661,032
                                  -------------------------------------------------------------------------

Liabilities
Due to (from) Security Life of          (35,546)        1,631        (36,173)          1,096         (2,100)
 Denver
Due to (from) other divisions            (2,393)           --         (1,912)           (371)          (110)
                                  -------------------------------------------------------------------------
Total liabilities                       (37,939)        1,631        (38,085)            725         (2,210)
                                  -------------------------------------------------------------------------

Net assets                          $10,539,346    $2,492,076     $1,835,714      $1,548,314     $4,663,242
                                  =========================================================================
Contract Owner Reserves
Reserves for redeemable
annuity contracts (See Note B)     $10,539,346     $2,492,076     $1,835,714      $1,548,314     $4,663,242
                                  -------------------------------------------------------------------------
Total Contract Owner
 Reserves                          $10,539,346     $2,492,076     $1,835,714      $1,548,314     $4,663,242
                                  =========================================================================

Number of division units
outstanding (See Note G)                          218,725.891    133,567.983     142,773.403    275,892.457
                                               ============================================================

Value per divisional unit                              $11.39         $13.74          $10.84         $16.90
                                               ============================================================

See accompanying notes.



--------------------------------------------------------------------------------
Strategic Advantage                  108

                       Security Life Separate Account L1

                               December 31, 1996


                                                                    Alger
                                 ------------------------------------------------------------------------
                                                   American       American                      American
                                      Total          Small         MidCap        American      Leveraged
                                      Alger      Capitalizati      Growth         Growth         AllCap
                                                      on
                                 ------------------------------------------------------------------------

Assets
Investments in mutual funds at
market value                       $11,470,216     $4,480,399     $2,308,724     $3,808,543      $872,550
                                 ------------------------------------------------------------------------
Total assets                        11,470,216      4,480,399      2,308,724      3,808,543       872,550
                                 ------------------------------------------------------------------------

Liabilities
Due to (from) Security Life of
Denver                                 (35,976)        (4,356)       (25,479)        (4,982)       (1,159)

Due to (from) other divisions          150,103        152,647           (852)          (653)       (1,039)
                                 ------------------------------------------------------------------------
Total liabilities                      114,127        148,291        (26,331)        (5,635)       (2,198)
                                 ------------------------------------------------------------------------

Net assets                         $11,356,089     $4,332,108     $2,335,055     $3,814,178      $874,748
                                 ========================================================================

Contract Owner Reserves
Reserves for redeemable annuity
 contracts (See Note B)            $11,356,089     $4,332,108     $2,335,055     $3,814,178      $874,748
                                 ------------------------------------------------------------------------

Total Contract Owner Reserves      $11,356,089     $4,332,108     $2,335,055     $3,814,178      $874,748
                                 ========================================================================

Number of division units
outstanding  (See Note G)                         297,073.322    150,480.473    282,175.287    53,044.470
                                              ===========================================================

Value per divisional unit                              $14.58         $15.52         $13.52        $16.49
                                              ===========================================================

See accompanying notes.



--------------------------------------------------------------------------------
Strategic Advantage                  109

                       Security Life Separate Account L1

                               December 31, 1996


                                                                          Fidelity
                                 ----------------------------------------------------------------------------------------
                                      Total          Asset                                        Money
                                     Fidelity       Manager        Growth        Overseas        Market        Index 500
                                 ----------------------------------------------------------------------------------------

Assets
Investments in mutual funds at
 market value                      $30,788,682     $1,513,317     $6,998,086     $4,266,432     $7,785,143    $10,225,704
                                 ----------------------------------------------------------------------------------------
Total assets                        30,788,682      1,513,317      6,998,086      4,266,432      7,785,143     10,225,704
                                 ----------------------------------------------------------------------------------------

Liabilities
Due to (from) Security Life of
Denver                              (1,508,299)       (32,020)       (29,464)        (7,782)    (1,438,819)          (214)

Due to (from) other divisions          897,366             --        (21,869)          (915)       928,296         (8,146)
                                 ----------------------------------------------------------------------------------------
Total liabilities                     (610,933)       (32,020)       (51,333)        (8,697)      (510,523)        (8,360)
                                 ----------------------------------------------------------------------------------------

Net assets                         $31,399,615     $1,545,337     $7,049,419     $4,275,129     $8,295,666    $10,234,064
                                 ========================================================================================

Contract Owner Reserves
Reserves for redeemable annuity
 contracts (See Note B)            $31,399,615     $1,545,337     $7,049,419     $4,275,129     $8,295,666    $10,234,064
                                 ----------------------------------------------------------------------------------------

Total Contract Owner Reserves      $31,399,615     $1,545,337     $7,049,419     $4,275,129     $8,295,666    $10,234,064
                                 ========================================================================================

Number of division units
outstanding (See Note G)                          123,908.168    470,285.667    367,948.109    753,707.969    640,890.650
                                              ===========================================================================

Value per divisional unit                              $12.47         $14.99         $11.62         $11.01         $15.97
                                              ===========================================================================

See accompanying notes.



--------------------------------------------------------------------------------
Strategic Advantage                   110

                       Security Life Separate Account L1

                               December 31, 1996


                                                                  INVESCO
                                 ---------------------------------------------------------------------
                                      Total        Total       Industrial
                                     INVESCO       Return        Income      High Yield     Utilities
                                 ---------------------------------------------------------------------

Assets
Investments in mutual funds at
 market value                      $3,783,021   $   841,651   $ 1,371,266   $  1,351,726   $   218,378
                                 ---------------------------------------------------------------------
Total assets                        3,783,021       841,651     1,371,266      1,351,726       218,378
                                 ---------------------------------------------------------------------

Liabilities
Due to (from) Security Life of
 Denver                               (35,750)      (38,816)        2,037            879           150

Due to (from) other divisions        (148,975)        6,000          (388)      (154,554)          (33)
                                 ---------------------------------------------------------------------
Total liabilities                    (184,725)      (32,816)        1,649       (153,675)          117
                                 ---------------------------------------------------------------------

Net assets                         $3,967,746   $   874,467   $ 1,369,617   $  1,505,401   $   218,261
                                 =====================================================================

Contract Owner Reserves
Reserves for redeemable annuity
 contracts (See Note B)            $3,967,746   $   874,467   $ 1,369,617   $  1,505,401   $   218,261
                                 ---------------------------------------------------------------------

Total Contract Owner Reserves      $3,967,746   $   874,467   $ 1,369,617   $  1,505,401   $   218,261
                                 =====================================================================

Number of division units
 outstanding  (See Note G)                       64,490.483    87,035.356    108,999.107    18,008.490
                                             =========================================================

Value per divisional unit                       $     13.56   $     15.74   $      13.81   $     12.12
                                             =========================================================

See accompanying notes.

--------------------------------------------------------------------------------
Strategic Advantage                   111

                       Security Life Separate Account L1

                               December 31, 1996


                                                  Van Eck
                                 --------------------------------------
                                                              Gold and
                                     Total     Worldwide      Natural
                                    Van Eck     Balanced     Resources
                                 --------------------------------------

Assets
Investments in mutual funds at
 market value                      $594,253   $   327,886   $   266,367
                                 --------------------------------------
Total assets                        594,253       327,886       266,367
                                 --------------------------------------

Liabilities
Due to (from) Security Life of
 Denver                               1,858         1,181           677

Due to (from) other divisions        (1,636)       (1,100)         (536)
                                 --------------------------------------
Total liabilities                       222            81           141
                                 --------------------------------------

Net assets
                                   $594,031   $   327,805   $   266,226
                                 ======================================
Contract Owner Reserves
Reserves for redeemable annuity
 contracts (See Note B)            $594,031   $   327,805   $   266,226
                                 --------------------------------------

Total Contract Owner
 Reserves                          $594,031   $   327,805   $   266,226
                                 ======================================

Number of division units
 outstanding  (See Note G)                     29,808.787    21,966.093
                                           ============================

Value per divisional unit                     $     11.00   $     12.12
                                           ============================

See accompanying notes.

--------------------------------------------------------------------------------
Strategic Advantage                   112

                       Security Life Separate Account L1

                            Statement of Operations

                          Year Ended December 31, 1996


                                        Total
                                         All       Total     Total      Total       Total     Total
                                      Divisions     N&B      Alger     Fidelity    INVESCO   Van Eck
                                    ----------------------------------------------------------------

Investment Income
Dividends from mutual funds           $1,183,779  $292,143  $ 56,842  $  593,973  $238,653   $ 2,168
Less:  Valuation period deductions
 (See Note B)                            241,127    50,116    44,898     128,637    14,752     2,724
                                    ----------------------------------------------------------------
Net investment income (loss)             942,652   242,027    11,944     465,336   223,901      (556)
                                    ----------------------------------------------------------------

Realized and Unrealized Gains
 (Losses) on Investments
Net realized gains (losses) on
 investments                             401,852    86,478    62,058      97,833   143,358    12,125
Net unrealized gains (losses) on
 investments                           2,675,307   557,274   396,915   1,736,167   (43,084)   28,035
                                    ----------------------------------------------------------------
Net realized and unrealized gains
 (losses) on investments               3,077,159   643,752   458,973   1,834,000   100,274    40,160
                                    ----------------------------------------------------------------

Net Increase in Net Assets
 Resulting From Operations            $4,019,811  $885,779  $470,917  $2,299,336  $324,175   $39,604
                                    ================================================================

See accompanying notes.
--------------------------------------------------------------------------------
Strategic Advantage                   113

                       Security Life Separate Account L1

                         Year Ended December 31, 1996

                                                             N & B
                                    ------------------------------------------------------
                                       Total     Limited              Government
                                        N&B     Maturity    Growth      Income    Partners
                                                  Bond
                                    ------------------------------------------------------

Investment Income
Dividends from mutual funds           $292,143  $127,305   $ 76,287      $35,420  $ 53,131
Less:  Valuation period deductions
 (See Note B)                           50,116    13,218      9,400        8,882    18,616
                                    ------------------------------------------------------
Net investment income (loss)           242,027   114,087     66,887       26,538    34,515
                                    ------------------------------------------------------

Realized and Unrealized Gains
 (Losses) on Investments
Net realized gains (losses) on
 investments                            86,478   (16,561)   (22,601)       3,867   121,773
Net unrealized gains (losses) on
 investments                           557,274   (29,330)    65,061          443   521,100
                                    ------------------------------------------------------
Net realized and unrealized gains
 (losses) on investments               643,752   (45,891)    42,460        4,310   642,873
                                    ------------------------------------------------------

Net Increase in Net Assets
Resulting From Operations             $885,779  $ 68,196   $109,347      $30,848  $677,388
                                    ======================================================

See accompanying notes.

--------------------------------------------------------------------------------
Strategic Advantage                   114

                       Security Life Separate Account L1

                         Year Ended December 31, 1996

                                                                Alger
                                    ----------------------------------------------------------
                                                   American      American             American
                                       Total         Small        MidCap   American  Leveraged
                                       Alger    Capitalization    Growth    Growth     AllCap
                                    ----------------------------------------------------------

Investment Income
Dividends from mutual funds           $ 56,842        $  7,668   $ 10,435  $ 37,109    $ 1,630
Less:  Valuation period deductions
 (See Note B)                           44,898          18,457      7,398    16,087      2,956
                                    ----------------------------------------------------------
Net investment income (loss)            11,944         (10,789)     3,037    21,022     (1,326)
                                    ----------------------------------------------------------

Realized and Unrealized Gains
 (Losses) on Investments
Net realized gains (losses) on
 investments                            62,058           8,187      9,936    22,907     21,028
Net unrealized gains (losses) on
 investments                           396,915          58,340     89,398   227,107     22,070
                                    ----------------------------------------------------------
Net realized and unrealized gains
 (losses) on investments               458,973          66,527     99,334   250,014     43,098
                                    ----------------------------------------------------------

Net Increase in Net Assets
Resulting From Operations             $470,917        $ 55,738   $102,371  $271,036    $41,772
                                    ==========================================================

See accompanying notes.

--------------------------------------------------------------------------------
Strategic Advantage                   115

                       Security Life Separate Account L1

                         Year Ended December 31, 1996

                                                               Fidelity
                                   ---------------------------------------------------------------
                                       Total      Asset                        Money
                                      Fidelity   Manager   Growth   Overseas   Market   Index 500
                                   ---------------------------------------------------------------

Investment Income
Dividends from mutual funds          $  593,973  $ 9,800  $109,786  $ 27,966  $246,349  $  200,072
 Less:  Valuation period
  deductions (See Note B)               128,637    3,818    25,455    16,972    35,006      47,386
                                   ---------------------------------------------------------------
Net investment income (loss)            465,336    5,982    84,331    10,994   211,343     152,686
                                   ---------------------------------------------------------------

Realized and Unrealized Gains
 (Losses) on Investments
Net realized gains (losses) on
 investments                             97,833    7,905     9,661    34,235         -      46,032
Net unrealized gains (losses) on
 investments                          1,736,167   63,068   273,435   238,529         -   1,161,135
                                   ---------------------------------------------------------------
Net realized and unrealized gains
 (losses) on investments              1,834,000   70,973   283,096   272,764         -   1,207,167
                                   ---------------------------------------------------------------

Net Increase in Net Assets
 Resulting From Operations           $2,299,336  $76,955  $367,427  $283,758  $211,343  $1,359,853
                                   ===============================================================

See accompanying notes.

--------------------------------------------------------------------------------
Strategic Advantage                   116

                       Security Life Separate Account L1

                          Year Ended December 31, 1996


                                                              INVESCO
                                    ---------------------------------------------------------
                                        Total     Total   Industrial
                                       INVESCO   Return     Income     High Yield   Utilities
                                    ---------------------------------------------------------
Investment Income
Dividends from mutual funds           $238,653   $25,285    $ 93,816     $114,676     $ 4,876
Less:  Valuation period deductions
 (See Note B)                           14,752     3,402       4,272        6,357         721
                                    =========================================================
Net investment income (loss)           223,901    21,883      89,544      108,319       4,155
                                    ---------------------------------------------------------

Realized and Unrealized Gains
 (Losses) on Investments
Net realized gains (losses) on
 investments                           143,358    28,264      30,929       82,830       1,335
Net unrealized gains (losses) on
 investments                           (43,084)   10,956      (7,082)     (53,402)      6,444
                                    ---------------------------------------------------------
Net realized and unrealized gains
 (losses) on investments               100,274    39,220      23,847       29,428       7,779
                                    ---------------------------------------------------------

Net Increase in Net Assets
 Resulting From Operations            $324,175   $61,103    $113,391     $137,747     $11,934
                                    =========================================================

See accompanying notes.


--------------------------------------------------------------------------------
Strategic Advantage                  117

                       Security Life Separate Account L1

                          Year Ended December 31, 1996


                                                  Van Eck
                                    ---------------------------------
                                                            Gold and
                                       Total    Worldwide    Natural
                                      Van Eck    Balanced   Resources
                                    ---------------------------------
Investment Income
Dividends from mutual funds           $ 2,168     $   169     $ 1,999
Less:  Valuation period deductions
 (See Note B)                           2,724       1,304       1,420
                                    =================================
Net investment income (loss)             (556)     (1,135)        579
                                    ---------------------------------

Realized and Unrealized Gains
 (Losses) on Investments
Net realized gains (losses) on
 investments                           12,125       2,984       9,141
Net unrealized gains (losses) on
 investments                           28,035      19,343       8,692
                                    ---------------------------------
Net realized and unrealized gains
 (losses) on investments               40,160      22,327      17,833
                                    ---------------------------------

Net Increase in Net Assets
 Resulting From Operations            $39,604     $21,192     $18,412
                                    =================================

See accompanying notes.


--------------------------------------------------------------------------------
Strategic Advantage                   118

                       Security Life Separate Account L1

                       Statement of Changes in Net Assets

                          Year Ended December 31, 1996


                                         Total
                                          All          Total         Total          Total         Total       Total
                                       Divisions        N&B          Alger        Fidelity       INVESCO     Van Eck
                                    --------------------------------------------------------------------------------
Increase in Net Assets

Operations
Net investment income (loss)          $   942,652   $   242,027   $    11,944   $    465,336   $  223,901   $   (556)
Net realized gains (losses) on
 investments                              401,852        86,478        62,058         97,833      143,358     12,125

Net unrealized gains (losses) on
 investments                            2,675,307       557,274       396,915      1,736,167      (43,084)    28,035
                                    --------------------------------------------------------------------------------
Increase in net assets from
 operations                             4,019,811       885,779       470,917      2,299,336      324,175     39,604
                                    --------------------------------------------------------------------------------

Changes from Principal
 Transactions
Net premiums                           44,534,972     2,246,849     2,646,310     38,833,137      609,861    198,815
Cost of insurance and
 administrative expenses               (2,843,666)     (378,501)     (531,589)    (1,733,703)    (158,637)   (41,236)
Benefit payments                           (9,641)            -        (9,457)          (184)           -          -
Surrenders                               (139,851)      (10,863)      (32,300)       (89,374)      (5,730)    (1,584)
Net transfers among divisions
(including the guaranteed interest
division in the general account)         (905,917)    3,446,134     6,535,350    (13,409,127)   2,217,943    303,783
Other                                     (25,415)        4,193        (1,186)       (29,113)       1,108       (417)
                                    --------------------------------------------------------------------------------
Increase from principal
 transactions                          40,610,482     5,307,812     8,607,128     23,571,636    2,664,545    459,361
                                    --------------------------------------------------------------------------------

Total increase in net assets           44,630,293     6,193,591     9,078,045     25,870,972    2,988,720    498,965

Net assets at beginning of year        13,226,534     4,345,755     2,278,044      5,528,643      979,026     95,066
                                    --------------------------------------------------------------------------------

Net assets at end of year             $57,856,827   $10,539,346   $11,356,089   $ 31,399,615   $3,967,746   $594,031
                                    ================================================================================

See accompanying notes.

--------------------------------------------------------------------------------
Strategic Advantage                   119

                       Security Life Separate Account L1

                          Year Ended December 31, 1996


                                                              N & B
                               -----------------------------------------------------------------
                                                 Limited
                                    Total       Maturity                 Government
                                     N&B          Bond        Growth       Income     Partners
                               -----------------------------------------------------------------
Increase in Net Assets

Operations
Net investment income (loss)     $   242,027   $  114,087   $   66,887   $   26,538   $   34,515
Net realized gains (losses)
 on investments                       86,478      (16,561)     (22,601)       3,867      121,773
Net unrealized gains (losses)
 on investments                      557,274      (29,330)      65,061          443      521,100
                               -----------------------------------------------------------------
Increase in net assets from
 operations                          885,779       68,196      109,347       30,848      677,388
                               -----------------------------------------------------------------

Changes from Principal
 Transactions
Net premiums                       2,246,849      317,539      634,087      372,680      922,543
Cost of insurance and
 administrative expenses            (378,501)     (74,422)    (101,596)     (56,065)    (146,418)
Benefit payments                           -            -            -            -            -
Surrenders                           (10,863)      (1,157)      (2,385)         (48)      (7,273)
Net transfers among
divisions (including the
guaranteed interest division
in the general account)            3,446,134      398,684      433,683      368,389    2,245,378
Other                                  4,193         (272)        (579)          41        5,003
                               -----------------------------------------------------------------
Increase from principal
 transactions                      5,307,812      640,372      963,210      684,997    3,019,233
                               -----------------------------------------------------------------

Total increase in net assets       6,193,591      708,568    1,072,557      715,845    3,696,621

Net assets at beginning of
year                               4,345,755    1,783,508      763,157      832,469      966,621
                               -----------------------------------------------------------------

Net assets at end of year        $10,539,346   $2,492,076   $1,835,714   $1,548,314   $4,663,242
                               =================================================================

See accompanying notes.

--------------------------------------------------------------------------------
Strategic Advantage                   120

                       Security Life Separate Account L1

                          Year Ended December 31, 1996


                                                                       Alger
                                      --------------------------------------------------------------------
                                                         American       American                  American
                                           Total           Small         MidCap      American    Leveraged
                                           Alger      Capitalization     Growth       Growth       AllCap
                                      --------------------------------------------------------------------
Increase in Net Assets

Operations
Net investment income (loss)            $    11,944       $  (10,789)  $    3,037   $   21,022    $ (1,326)
Net realized gains (losses) on
investments                                  62,058            8,187        9,936       22,907      21,028

Net unrealized gains (losses) on
investments                                 396,915           58,340       89,398      227,107      22,070
                                      --------------------------------------------------------------------
Increase in net assets from
 operations                                 470,917           55,738      102,371      271,036      41,772
                                      --------------------------------------------------------------------

Changes from Principal
 Transactions
Net premiums                              2,646,310          792,375      410,528    1,189,559     253,848
Cost of insurance and administrative
expenses                                   (531,589)        (209,010)     (92,306)    (193,812)    (36,461)
Benefit payments                             (9,457)          (4,658)           -            -      (4,799)
Surrenders                                  (32,300)          (7,839)     (10,926)      (9,795)     (3,740)
Net transfers among divisions
(including the guaranteed interest
division in the general account)          6,535,350        2,581,122    1,649,714    1,717,965     586,549
Other                                        (1,186)          (3,605)         587        1,213         619
                                      --------------------------------------------------------------------
Increase from principal
 transactions                             8,607,128        3,148,385    1,957,597    2,705,130     796,016
                                      --------------------------------------------------------------------

Total increase in net assets              9,078,045        3,204,123    2,059,968    2,976,166     837,788

Net assets at beginning of year           2,278,044        1,127,985      275,087      838,012      36,960
                                      --------------------------------------------------------------------

Net assets at end of year               $11,356,089       $4,332,108   $2,335,055   $3,814,178    $874,748
                                      ====================================================================

See accompanying notes.

--------------------------------------------------------------------------------
Strategic Advantage                   121

                       Security Life Separate Account L1

                          Year Ended December 31, 1996


                                                                         Fidelity
                                   ----------------------------------------------------------------------------------
                                         Total         Asset                                   Money
                                       Fidelity       Manager      Growth      Overseas       Market       Index 500
                                   ----------------------------------------------------------------------------------
Increase in Net Assets

Operations
Net investment income (loss)         $    465,336   $    5,982   $   84,331   $   10,994   $    211,343   $   152,686
Net realized gains (losses) on
investments                                97,833        7,905        9,661       34,235              -        46,032
Net unrealized gains (losses)
on investments                          1,736,167       63,068      273,435      238,529              -     1,161,135
                                   ----------------------------------------------------------------------------------
Increase in net assets from
 operations                             2,299,336       76,955      367,427      283,758        211,343     1,359,853
                                   ----------------------------------------------------------------------------------

Changes from Principal
 Transactions
Net premiums                           38,833,137      202,285    1,158,382      537,007     36,012,540       922,923
Cost of insurance and
administrative expenses                (1,733,703)     (59,703)    (298,466)    (145,781)      (938,219)     (291,534)
Benefit payments                             (184)           -            -            -              -          (184)
Surrenders                                (89,374)        (973)      (9,215)      (8,511)       (56,983)      (13,692)
Net transfers among divisions
(including the guaranteed
interest division in the general
account)                              (13,409,127)   1,199,005    4,485,230    2,637,971    (28,785,556)    7,054,223
Other                                     (29,113)         277          (47)         (13)       (27,783)       (1,547)
                                   ----------------------------------------------------------------------------------
Increase from principal
 transactions                          23,571,636    1,340,891    5,335,884    3,020,673      6,203,999     7,670,189
                                   ----------------------------------------------------------------------------------

Total increase in net assets           25,870,972    1,417,846    5,703,311    3,304,431      6,415,342     9,030,042

Net assets at beginning of year         5,528,643      127,491    1,346,108      970,698      1,880,324     1,204,022
                                   ----------------------------------------------------------------------------------

Net assets at end of year            $ 31,399,615   $1,545,337   $7,049,419   $4,275,129   $  8,295,666   $10,234,064
                                   ==================================================================================

See accompanying notes.

--------------------------------------------------------------------------------
Strategic Advantage                   122

                       Security Life Separate Account L1

                          Year Ended December 31, 1996


                                                           INVESCO
                               -------------------------------------------------------------
                                    Total       Total    Industrial
                                   INVESCO     Return      Income     High Yield   Utilities
                               -------------------------------------------------------------
Increase in Net Assets

Operations
Net investment income (loss)     $  223,901   $ 21,883   $   89,544   $  108,319    $  4,155
Net realized gains (losses)
 on investments                     143,358     28,264       30,929       82,830       1,335
Net unrealized gains (losses)
 on investments                     (43,084)    10,956       (7,082)     (53,402)      6,444
                               -------------------------------------------------------------
Increase in net assets from
 operations                         324,175     61,103      113,391      137,747      11,934
                               -------------------------------------------------------------

Changes from Principal
 Transactions
Net premiums                        609,861    199,674      243,848      121,818      44,521
Cost of insurance and
 administrative expenses           (158,637)   (45,283)     (55,233)     (48,934)     (9,187)
Benefit payments                          -          -            -            -           -
Surrenders                           (5,730)    (2,038)      (2,171)      (1,386)       (135)
Net transfers among
 divisions (including the
 guaranteed interest division
 in the general account)          2,217,943    506,505      810,269      750,404     150,765
Other                                 1,108        943         (126)         277          14
                               -------------------------------------------------------------
Increase from principal
 transactions                     2,664,545    659,801      996,587      822,179     185,978
                               -------------------------------------------------------------

Total increase in net assets      2,988,720    720,904    1,109,978      959,926     197,912
Net assets at beginning of
 year                               979,026    153,563      259,639      545,475      20,349
                               -------------------------------------------------------------

Net assets at end of year        $3,967,746   $874,467   $1,369,617   $1,505,401    $218,261
                               =============================================================

See accompanying notes.


--------------------------------------------------------------------------------
Strategic Advantage                   123

                       Security Life Separate Account L1

                          Year Ended December 31, 1996


                                              Van Eck
                               ----------------------------------
                                                         Gold and
                                   Total    Worldwide    Natural
                                  Van Eck    Balanced   Resources
                               ----------------------------------
Increase in Net Assets

Operations
Net investment income (loss)     $   (556)   $ (1,135)   $    579
Net realized gains (losses)
 on investments                    12,125       2,984       9,141

Net unrealized gains (losses)
 on investments                    28,035      19,343       8,692
                               ----------------------------------
Increase in net assets from
 operations                        39,604      21,192      18,412
                               ----------------------------------

Changes from Principal
 Transactions
Net premiums                      198,815     135,181      63,634
Cost of insurance and
 administrative expenses          (41,236)    (29,480)    (11,756)
Benefit payments                        -           -           -
Surrenders                         (1,584)     (1,584)          -
Net transfers among
 divisions (including the
 guaranteed interest division
 in the general account)          303,783     126,152     177,631
Other                                (417)       (468)         51
                               ----------------------------------
Increase from principal
 transactions                     459,361     229,801     229,560
                               ----------------------------------

Total increase in net assets      498,965     250,993     247,972
Net assets at beginning of
 year                              95,066      76,812      18,254
                               ----------------------------------

Net assets at end of year        $594,031    $327,805    $266,226
                               ==================================

See accompanying notes.


--------------------------------------------------------------------------------
Strategic Advantage                   124

                       Security Life Separate Account L1

                       Statement of Changes in Net Assets

                          Year Ended December 31, 1995


                                          Total
                                           All          Total        Total        Total        Total     Total
                                        Divisions        N&B         Alger       Fidelity     INVESCO   Van Eck
                                     --------------------------------------------------------------------------
Increase in Net Assets

Operations
Net investment income (loss)           $    97,403   $  (11,173)  $   (5,428)  $    60,063   $ 53,712   $   229
Net realized gains (losses) on
 investments                                76,547       25,418       17,143        28,840      4,788       358
Net unrealized gains (losses) on
 investments                               186,727      144,429      (54,571)      102,924     (6,574)      519
                                     --------------------------------------------------------------------------
Increase (decrease) in net assets
 from operations                           360,677      158,674      (42,856)      191,827     51,926     1,106
                                     --------------------------------------------------------------------------

Changes from Principal
 Transactions
Net premiums                            13,329,581       39,552      255,704    12,996,026     28,034    10,265
Cost of insurance and
 administrative  expenses                 (515,616)     (94,109)     (72,491)     (327,795)   (17,857)   (3,364)

Net transfers among divisions
 (including the guaranteed interest
 division in the general account)                -    4,235,249    2,130,456    (7,368,518)   915,744    87,069
Other                                       19,851        6,389        7,231         5,062      1,179       (10)
                                     --------------------------------------------------------------------------
Increase from principal
 transactions                           12,833,816    4,187,081    2,320,900     5,304,775    927,100    93,960
                                     --------------------------------------------------------------------------

Total increase in net assets            13,194,493    4,345,755    2,278,044     5,496,602    979,026    95,066

Net assets at beginning of year             32,041            -            -        32,041          -         -
                                     --------------------------------------------------------------------------

Net assets at end of year              $13,226,534   $4,345,755   $2,278,044   $ 5,528,643   $979,026   $95,066
                                     ==========================================================================

See accompanying notes.

--------------------------------------------------------------------------------
Strategic Advantage                   125

                       Security Life Separate Account L1

                         Year Ended December 31, 1995


                                                            N & B
                               ------------------------------------------------------------
                                                Limited
                                    Total      Maturity               Government
                                     N&B         Bond       Growth      Income     Partners
                               ------------------------------------------------------------
Increase in Net Assets

Operations
Net investment income (loss)     $  (11,173)  $   (4,559)  $ (1,683)    $ (2,366)  $ (2,565)
Net realized gains (losses)
 on investments                      25,418        8,399      4,077        2,729     10,213

Net unrealized gains (losses)
 on investments                     144,429       54,564     (1,928)      33,629     58,164
                               ------------------------------------------------------------
Increase (decrease) in net
 assets from operations             158,674       58,404        466       33,992     65,812
                               ------------------------------------------------------------

Changes from Principal
 Transactions
Net premiums                         39,552        4,133     13,771       12,086      9,562
Cost of insurance and
 administrative expenses            (94,109)     (25,947)   (23,846)     (15,635)   (28,681)

Net transfers among
 divisions (including the
 guaranteed interest division
 in the general account)          4,235,249    1,745,908    770,482      801,675    917,184
Other                                 6,389        1,010      2,284          351      2,744
                               ------------------------------------------------------------
Increase from principal
 transactions                     4,187,081    1,725,104    762,691      798,477    900,809
                               ------------------------------------------------------------

Total increase in net assets      4,345,755    1,783,508    763,157      832,469    966,621

Net assets at beginning of
 year                                     -            -          -            -          -
                               ------------------------------------------------------------

Net assets at end of year        $4,345,755   $1,783,508   $763,157     $832,469   $966,621
                               ============================================================

See accompanying notes.



--------------------------------------------------------------------------------
Strategic Advantage                     126

                       Security Life Separate Account L1

                         Year Ended December 31, 1995


                                                                   Alger
                                     ---------------------------------------------------------------
                                                       American      American               American
                                          Total          Small        MidCap    American   Leveraged
                                          Alger     Capitalization    Growth     Growth      AllCap
                                     ---------------------------------------------------------------
Increase in Net Assets

Operations
Net investment income (loss)           $   (5,428)      $   (2,496)  $   (548)  $ (2,242)    $  (142)
Net realized gains (losses) on
 investments                               17,143           19,457      3,402      1,513      (7,229)
Net unrealized gains (losses) on
 investments                              (54,571)         (57,427)     3,400     (1,664)      1,120
                                     ---------------------------------------------------------------
Increase (decrease) in net assets
from operations                           (42,856)         (40,466)     6,254     (2,393)     (6,251)
                                     ---------------------------------------------------------------

Changes from Principal
 Transactions
Net premiums                              255,704          224,681     18,375      9,493       3,155
Cost of insurance and
administrative expenses                   (72,491)         (24,235)    (8,062)   (38,073)     (2,121)

Net transfers among divisions
(including the guaranteed interest
division in the general account)        2,130,456          963,613    257,593    866,852      42,398
Other                                       7,231            4,392        927      2,133        (221)
                                     ---------------------------------------------------------------
Increase from principal
 transactions                           2,320,900        1,168,451    268,833    840,405      43,211
                                     ---------------------------------------------------------------

Total increase in net assets            2,278,044        1,127,985    275,087    838,012      36,960

Net assets at beginning of year                 -                -          -          -           -
                                     ---------------------------------------------------------------

Net assets at end of year              $2,278,044       $1,127,985   $275,087   $838,012     $36,960
                                     ===============================================================

See accompanying notes.


--------------------------------------------------------------------------------
Strategic Advantage                     127

                       Security Life Separate Account L1

                         Year Ended December 31, 1995


                                                                        Fidelity
                                     ----------------------------------------------------------------------------
                                          Total        Asset                                Money
                                         Fidelity     Manager     Growth     Overseas      Market       Index 500
                                     ----------------------------------------------------------------------------

Increase in Net Assets

Operations
Net investment income (loss)           $    60,063   $   (257)  $   (3,373)  $ (2,080)  $     68,179   $   (2,406)
Net realized gains (losses) on
 investments                                28,840        632       13,932      2,684              -       11,592
Net unrealized gains (losses) on
 investments                               102,924      6,607      (11,822)    28,250              -       79,889
                                     ----------------------------------------------------------------------------
Increase (decrease) in net assets
from operations                            191,827      6,982       (1,263)    28,854         68,179       89,075
                                     ----------------------------------------------------------------------------

Changes from Principal
 Transactions
Net premiums                            12,996,026     18,939       37,113     24,037     12,848,110       67,827
Cost of insurance and
administrative expenses                   (327,795)    (5,716)     (45,365)   (17,969)      (242,041)     (16,704)
Net transfers among divisions
(including the guaranteed interest
division in the general account)        (7,368,518)   107,141    1,355,450    935,792    (10,830,183)   1,063,282
Other                                        5,062        145          173        (16)         4,218          542
                                     ----------------------------------------------------------------------------
Increase from principal
 transactions                            5,304,775    120,509    1,347,371    941,844      1,780,104    1,114,947
                                     ----------------------------------------------------------------------------

Total increase in net assets             5,496,602    127,491    1,346,108    970,698      1,848,283    1,204,022

Net assets at beginning of year             32,041          -            -          -         32,041            -
                                     ----------------------------------------------------------------------------

Net assets at end of year              $ 5,528,643   $127,491   $1,346,108   $970,698   $  1,880,324   $1,204,022
                                     ============================================================================

See accompanying notes.


--------------------------------------------------------------------------------
Strategic Advantage                     128

                       Security Life Separate Account L1

                          Year Ended December 31, 1995


                                                              INVESCO
                                   -----------------------------------------------------------
                                       Total      Total    Industrial
                                      INVESCO    Return      Income     High Yield   Utilities
                                   -----------------------------------------------------------

Increase in Net Assets

Operations
Net investment income (loss)         $ 53,712   $  2,850     $  8,653     $ 42,118     $    91
Net realized gains (losses) on
 investments                            4,788      2,380        1,156        1,237          15
Net unrealized gains (losses)
 on investments                        (6,574)     2,264       12,495      (22,224)        891
                                   -----------------------------------------------------------
Increase (decrease) in net
assets from operations                 51,926      7,494       22,304       21,131         997
                                   -----------------------------------------------------------

Changes from Principal
 Transactions
Net premiums                           28,034      3,844       12,548        8,941       2,701
Cost of insurance and
administrative expenses               (17,857)    (4,401)      (5,390)      (6,776)     (1,290)
Net transfers among divisions
(including the guaranteed
interest division in the general
account)                              915,744    145,676      230,040      522,094      17,934
Other                                   1,179        950          137           85           7
                                   -----------------------------------------------------------
Increase from principal
 transactions                         927,100    146,069      237,335      524,344      19,352
                                   -----------------------------------------------------------

Total increase in net assets          979,026    153,563      259,639      545,475      20,349

Net assets at beginning of year             -          -            -            -           -
                                   -----------------------------------------------------------

Net assets at end of year            $979,026   $153,563     $259,639     $545,475     $20,349
                                   ===========================================================

See accompanying notes.

--------------------------------------------------------------------------------
Strategic Advantage                     129

                       Security Life Separate Account L1

                         Year Ended December 31, 1995


                                                  Van Eck
                                    ---------------------------------
                                                            Gold and
                                       Total    Worldwide    Natural
                                      Van Eck    Balanced   Resources
                                    ---------------------------------

Increase in Net Assets

Operations
Net investment income (loss)          $   229     $   245     $   (16)
Net realized gains (losses) on
 investments                              358          (5)        363
Net unrealized gains (losses) on
 investments                              519         (62)        581
                                    ---------------------------------
Increase (decrease) in net assets
 from operations                        1,106         178         928
                                    ---------------------------------

Changes from Principal
 Transactions
Net premiums                           10,265       6,352       3,913
Cost of insurance and
 administrative expenses               (3,364)     (2,360)     (1,004)
Net transfers among divisions
(including the guaranteed interest
division in the general account)       87,069      72,661      14,408
Other                                     (10)        (19)          9
                                    ---------------------------------
Increase from principal
 transactions                          93,960      76,634      17,326
                                    ---------------------------------

Total increase in net assets           95,066      76,812      18,254

Net assets at beginning of year             -           -           -
                                    ---------------------------------

Net assets at end of year             $95,066     $76,812     $18,254
                                    =================================

See accompanying notes.


--------------------------------------------------------------------------------
Strategic Advantage                   130

                       Security Life Separate Account L1

                         Notes to Financial Statements

                               December 31, 1996


Note A. Organization

Security Life Separate Account L1 (the "Separate Account") was established by resolution of the Board of Directors of Security Life of Denver Insurance Company (the "Company") on November 3, 1993. The Separate Account is organized as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

The Separate Account supports the operations of the FirstLine and Strategic Advantage Variable Universal Life ("FirstLine and Strategic Advantage") policies offered by the Company. The Separate Account may be used to support other variable life policies as they are offered by the Company. The assets of the Separate Account are the property of the Company. However, the portion of the Separate Account's assets attributable to the policies will not be chargeable with liabilities arising out of any other operations of the Company.

The Separate Account currently consists of nineteen investment divisions available to the policyholders, each of which invests in an independently managed mutual fund portfolio ("Fund"). The Funds are as follows:

Portfolio Managers/Portfolios (Funds)

Neuberger & Berman (N&B)
   Neuberger & Berman Limited Maturity Bond Portfolio
   Neuberger & Berman Growth Portfolio
   Neuberger & Berman Government Income Portfolio
   Neuberger & Berman Partners Portfolio


--------------------------------------------------------------------------------
Strategic Advantage                   131

                       Security Life Separate Account L1

Note A. Organization (continued)

Fred Alger Management, Inc.  (Alger)
    Alger American Small Capitalization Portfolio
    Alger American MidCap Growth Portfolio
    Alger American Growth Portfolio
    Alger American Leveraged AllCap Portfolio

Fidelity Management & Research Company (Fidelity)
    Fidelity Investments VIP II Asset Manager Portfolio
    Fidelity Investments VIP Growth Portfolio
    Fidelity Investments VIP Overseas Portfolio
    Fidelity Investments VIP Money Market Portfolio
    Fidelity Investments VIP II Index 500 Portfolio

INVESCO Funds Group, Inc. (INVESCO)
    INVESCO VIF Total Return Portfolio
    INVESCO VIF Industrial Income Portfolio
    INVESCO VIF High Yield Portfolio
    INVESCO VIF Utilities Portfolio

Van Eck Investment Trust (Van Eck)
    Van Eck Worldwide Balanced Portfolio
    Van Eck Gold and Natural Resources Portfolio

The FirstLine and Strategic Advantage policies allow the policyholders to specify the allocation of their net premium to the various Funds. They can also transfer their account values among the Funds. The FirstLine and Strategic Advantage products also provide the policyholders the option to allocate their net premiums, or to transfer their account values, to a Guaranteed Interest Division (GID) in the Company's general account. The GID guarantees a rate of interest to the policyholder, and it is not variable in nature. Therefore, it is not included in these Separate Account statements.

Effective May 1, 1997, the Divisions of the Separate Account investing in the Neuberger & Berman Government Income Portfolio and the Van Eck Worldwide Balanced Fund will no longer be accepting new investments.


--------------------------------------------------------------------------------
Strategic Advantage                   132

                       Security Life Separate Account L1

Note B. Summary of Significant Accounting Policies

The accompanying financial statements of the Separate Account have been prepared on the basis of generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The accounting principles followed by the Separate Account and the methods of applying those principles are presented below or in the footnotes which follow:

Investment Valuation--The investments in shares of the Funds are valued at the closing net asset value (market value) per share as determined by the Funds on the day of measurement.

Investment Transactions and Related Investment Income--The investments in shares of the Funds are accounted for on the date the order to buy or sell is confirmed. Dividend income and distributions of capital gains are recorded on the ex-dividend date. Realized gains and losses from security transactions are reported using the first-in-first-out (FIFO) method of accounting for cost. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized gain or loss on investment.

Valuation Period Deductions--Charges are made directly against the assets of the Separate Account divisions and are reflected daily in the computation of the unit values of the divisions.

For FirstLine and Strategic Advantage policies, a daily deduction, at an annual rate of .75% of the daily asset value of the Separate Account divisions is charged to the Separate Account for mortality and expense risks assumed by the Company. Total mortality and expense charges for the year ended December 31, 1996 were $241,127.



--------------------------------------------------------------------------------
Strategic Advantage                   133

                       Security Life Separate Account L1

Note B. Summary of Significant Accounting Policies (continued)

Policyholder Reserves--Policyholder reserves are recorded in the Separate Account at the aggregate account values of the policyholders invested in the Separate Account divisions. To the extent that benefits to be paid to the policyholders exceed their account values, the Company will contribute additional funds to the benefit proceeds.

Note C. Investments

Fund shares are purchased at net asset value with net premiums (premium payments, less sales and tax loads charged by the Company) and divisional transfers from other divisions. Fund shares are redeemed for the payment of benefits, for surrenders, for transfers to other divisions, and for charges by the Company for certain cost of insurance and administrative charges. The cost of insurance and administrative charges were $2,843,666 for the year ended December 31, 1996. Distributions made by the Funds are reinvested in the Funds.

--------------------------------------------------------------------------------
Strategic Advantage                   134

                       Security Life Separate Account L1

Note C. Investments (continued)

The following is a summary of fund shares owned as of December 31, 1996:

                                   Number      Net       Value
                                     of       Asset    of Shares      Cost of
             Fund                  Shares     Value    at Market       Shares
--------------------------------------------------------------------------------

Neuberger & Berman:
 Limited Maturity Bond            177,488.06  $14.05   $ 2,493,707   $ 2,468,473
 Growth                            69,729.59   25.78     1,797,629     1,734,496
 Government Income                145,723.35   10.63     1,549,039     1,514,968
 Partners                         282,829.62   16.48     4,661,032     4,081,769

Fred Alger Management, Inc.:
 American Small Capitalization    109,518.40   40.91     4,480,399     4,479,487
 American MidCap Growth           108,136.97   21.35     2,308,724     2,215,923
 American Growth                  110,939.21   34.33     3,808,543     3,583,100
 American Leveraged AllCap         45,069.71   19.36       872,550       849,359

Fidelity Management &
 Research Co.:
 Asset Manager                     89,386.84   16.93     1,513,317     1,443,642
 Growth                           224,729.85   31.14     6,998,086     6,736,473
 Overseas                         226,456.08   18.84     4,266,432     3,999,654
 Money Market                   7,785,142.70    1.00     7,785,143     7,785,143
 Index 500                        114,727.97   89.13    10,225,704     8,984,680

INVESCO Funds Group, Inc.:
 Total Return                      63,713.18   13.21       841,651       828,431
 Industrial Income                 95,691.99   14.33     1,371,266     1,365,853
 High Yield                       114,747.49   11.78     1,351,726     1,427,352
 Utilities                         18,274.30   11.95       218,378       211,043

Van Eck Investment Trust:
 Worldwide Balanced                29,433.17   11.14       327,886       308,605
 Gold and Natural Resources        15,931.07   16.72       266,367       257,094
                                                    ----------------------------

Total                                                  $57,137,579   $54,275,545
                                                    ============================

For the year ended December 31, 1996, the aggregate cost of purchases (plus reinvested dividends) and the proceeds from sales of investments were $71,906,031 and $31,000,056, respectively.

--------------------------------------------------------------------------------
Strategic Advantage                   135

                       Security Life Separate Account L1

Note D. Other Policy Deductions

The FirstLine and Strategic Advantage products provide for certain deductions for sales and tax loads from premium payments received from the policyholders and for surrender charges and taxes from amounts paid to policyholders. Such deductions are taken before the purchase of divisional units or after the redemption of divisional units of the Separate Account. Such deductions are not included in the Separate Account financial statements.

Note E. Policy Loans

The FirstLine and Strategic Advantage policies allow the policyholders to borrow against their policies by using them as collateral for a loan. At the time they borrow against their policies, an amount equal to the loan amount is transferred from the Separate Account divisions to a Loan Division to secure the loan. As payments are made on the policy loan, amounts are transferred back from the Loan Division to the Separate Account divisions. Interest is credited to the balance in the Loan Division at a fixed rate. The Loan Division is not variable in nature and is not included in these Separate Account statements.

Note F. Federal Income Taxes

The Separate Account is not taxed separately because the operations of the Separate Account are part of the total operations of the Company. The Company is taxed as a life insurance company under the Internal Revenue Code. The Separate Account is not taxed as a "Regulated Investment Company" under subchapter "M" of the Internal Revenue Code.


--------------------------------------------------------------------------------
Strategic Advantage                   136

                       Security Life Separate Account L1

Note G. Summary of Changes in Units

The following schedule summarizes the changes in divisional units for the year ended December 31, 1996:

                                                                  Increase         (Decrease)
                                Outstanding       Increase       (Decrease)       for COI and    Outstanding
                                at Beginning    for Payments   for Divisional   Administrative     at End
                                                                                 Charges and
           Division               of Year        Received        Transfers        Surrenders       of Year
---------------------------------------------------------------------------------------------------------------

Neuberger & Berman:
 Limited Maturity Bond           162,009.578     22,341.563      34,959.370         (584.620)      218,725.891
 Growth                           60,162.107     40,992.586      33,140.220         (726.930)      133,567.983
 Government Income                77,187.706     30,340.987      35,590.000         (345.290)      142,773.403
 Partners                         73,535.288     52,840.719     150,615.480       (1,099.030)      275,892.457

Fred Alger Management, Inc.:
 American Small                   80,027.266     41,830.466     176,940.020       (1,724.430)      297,073.322
Capitalization
 American MidCap Growth           19,692.860     21,703.253     110,111.630       (1,027.270)      150,480.473
 American Growth                  69,805.233     79,036.444     135,021.170       (1,687.560)      282,175.287
 American Leveraged AllCap         2,494.731     14,117.529      37,093.470         (661.260)       53,044.470

Fidelity Management &
Research Co:
 Asset Manager                    11,627.088     11,928.100     100,648.740         (295.760)      123,908.168
 Growth                          102,248.988     60,000.429     309,854.870       (1,818.620)      470,285.667
 Overseas                         93,906.733     36,170.266     239,414.430       (1,543.320)      367,948.109
 Money Market                    178,653.159  3,174,656.740  (2,593,671.600)      (5,930.330)      753,707.969
 Index 500                        91,903.027     43,453.963     507,578.000       (2,044.340)      640,890.650

INVESCO Funds Group, Inc.:
 Total Return                     12,602.664     11,847.269      40,812.090         (771.540)       64,490.483
 Industrial Income                20,026.102     12,961.494      54,377.610         (329.850)       87,035.356
 High Yield                       45,708.358      5,929.679      57,717.210         (356.140)      108,999.107
 Utilities                         1,879.859      3,104.181      13,093.330          (68.880)       18,008.490

Van Eck Investment Trust:
 Worldwide Balanced                7,739.274     10,375.993      12,036.370         (342.850)       29,808.787
 Gold and Natural Resources        1,765.913      4,573.270      15,683.750          (56.840)       21,966.093


--------------------------------------------------------------------------------
Strategic Advantage                    137

                       Security Life Separate Account L1

Note G. Summary of Changes in Units (continued)

The following schedule summarizes the changes in divisional units for the year ended December 31, 1995:

                                                                                       (Decrease)
                                                                      Increase           for COI
                                     Outstanding      Increase       (Decrease)           and           Outstanding
                                    at Beginning    for Payments   for Divisional     Administrative      at End
            Division                  of Year         Received        Transfers          Charges          of Year
---------------------------------------------------------------------------------------------------------------------

Neuberger & Berman:
 Limited Maturity Bond                   0.000        382.961        164,031.781       (2,405.164)      162,009.578
 Growth                                  0.000      1,107.568         60,922.448       (1,867.909)       60,162.107
 Government Income                       0.000      1,154.992         77,524.888       (1,492.174)       77,187.706
 Partners                                0.000        777.847         75,027.133       (2,269.692)       73,535.288

Fred Alger Management, Inc.:
 American Small Capitalization           0.000     15,032.912         66,694.332       (1,699.978)       80,027.266
 American MidCap Growth                  0.000      1,336.898         18,942.171         (586.209)       19,692.860
 American Growth                         0.000        795.728         72,142.081       (3,132.576)       69,805.233
 American Leveraged AllCap               0.000        217.078          2,424.066         (146.413)        2,494.731

Fidelity Management & Research
Co:
 Asset Manager                           0.000      1,811.445         10,363.454         (547.811)       11,627.088
 Growth                                  0.000      2,796.390        102,856.769       (3,404.171)      102,248.988
 Overseas                                0.000      2,389.778         93,305.776       (1,788.821)       93,906.733
 Money Market                        3,200.637  1,244,243.280     (1,045,323.517)     (23,467.241)      178,653.159
 Index 500                               0.000      5,636.625         87,615.828       (1,349.426)       91,903.027

INVESCO Funds Group, Inc.:
 Total Return                            0.000        329.342         12,652.423         (379.101)       12,602.664
 Industrial Income                       0.000      1,040.189         19,427.874         (441.961)       20,026.102
 High Yield                              0.000        766.963         45,527.967         (586.572)       45,708.358
 Utilities                               0.000        261.166          1,744.166         (125.473)        1,879.859

Van Eck Investment Trust:
 Worldwide Balanced                      0.000        639.571          7,336.953         (237.250)        7,739.274
 Gold and Natural Resources              0.000        384.059          1,482.141         (100.287)        1,765.913


--------------------------------------------------------------------------------
Strategic Advantage                    138

                       Security Life Separate Account L1

Note H. Net Assets

Net assets at December 31, 1996 consisted of the following:


                                                                  Accumulated        Net
                                                   Accumulated   Net Realized    Unrealized
                                                   Investment       Gains          Gains
                                   Principal         Income      (Losses) on    (Losses) on
            Division              Transactions       (Loss)      Investments    Investments   Net Assets
----------------------------------------------------------------------------------------------------------

Neuberger & Berman:
 Limited Maturity Bond             $ 2,365,476   $  109,528       $ (8,162)     $   25,234   $ 2,492,076
 Growth                              1,725,901       65,204        (18,524)         63,133     1,835,714
 Government Income                   1,483,474       24,172          6,596          34,072     1,548,314
 Partners                            3,920,042       31,950        131,986         579,264     4,663,242

Fred Alger Management, Inc.:
 American Small Capitalization       4,316,836      (13,285)        27,644             913     4,332,108
 American MidCap Growth              2,226,430        2,489         13,338          92,798     2,335,055
 American Growth                     3,545,535       18,780         24,420         225,443     3,814,178
 American Leveraged AllCap             839,227       (1,468)        13,799          23,190       874,748

Fidelity Management & Research
Co:
 Asset Manager                       1,461,400        5,725          8,537          69,675     1,545,337
 Growth                              6,683,255       80,958         23,593         261,613     7,049,419
 Overseas                            3,962,517        8,914         36,919         266,779     4,275,129
 Money Market                        8,016,110      279,556              -               -     8,295,666
 Index 500                           8,785,136      150,280         57,624       1,241,024    10,234,064

INVESCO Funds Group, Inc.:
 Total Return                          805,870       24,733         30,644          13,220       874,467
 Industrial Income                   1,233,922       98,197         32,085           5,413     1,369,617
 High Yield                          1,346,523      150,437         84,067         (75,626)    1,505,401
 Utilities                             205,330        4,246          1,350           7,335       218,261

Van Eck Investment Trust:
 Worldwide Balanced                    306,435         (890)         2,979          19,281       327,805
 Gold and Natural Resources            246,886          563          9,504           9,273       266,226
                                --------------------------------------------------------------------------

Total                              $53,476,305   $1,040,089       $478,399      $2,862,034   $57,856,827
                                ==========================================================================


--------------------------------------------------------------------------------
Strategic Advantage                     139

APPENDIX A

                                Factors for the
                         Cash Value Accumulation Test
                          For a Life Insurance Policy

                                MALE NONSMOKER


 Attained           Attained          Attained          Attained
   Age      Factor    Age     Factor    Age     Factor    Age     Factor

    0       12.574     25      6.095     50      2.671     75      1.396
    1       12.681     26      5.904     51      2.589     76      1.372
    2       12.341     27      5.717     52      2.509     77      1.349
    3       11.996     28      5.533     53      2.433     78      1.328
    4       11.655     29      5.354     54      2.360     79      1.307

    5       11.316     30      5.179     55      2.290     80      1.288
    6       10.979     31      5.008     56      2.223     81      1.270
    7       10.644     32      4.843     57      2.159     82      1.253
    8       10.311     33      4.682     58      2.097     83      1.236
    9        9.982     34      4.527     59      2.038     84      1.221

    10       9.660     35      4.376     60      1.982     85      1.207
    11       9.345     36      4.231     61      1.928     86      1.195
    12       9.041     37      4.091     62      1.877     87      1.183
    13       8.750     38      3.955     63      1.828     88      1.172
    14       8.476     39      3.825     64      1.781     89      1.161

    15       8.218     40      3.699     65      1.736     90      1.151
    16       7.973     41      3.577     66      1.694     91      1.141
    17       7.740     42      3.461     67      1.654     92      1.131
    18       7.517     43      3.348     68      1.615     93      1.120
    19       7.301     44      3.240     69      1.579     94      1.109

    20       7.091     45      3.136     70      1.544     95      1.097
    21       6.886     46      3.036     71      1.511     96      1.083
    22       6.684     47      2.939     72      1.480     97      1.069
    23       6.484     48      2.847     73      1.450     98      1.054
    24       6.288     49      2.757     74      1.422     99      1.040

                                                          100      1.000

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

--------------------------------------------------------------------------------
Strategic Advantage                   140

                                Factors for the
                         Cash Value Accumulation Test
                          For a Life Insurance Policy

                                  MALE SMOKER

 Attained           Attained          Attained          Attained
   Age      Factor    Age     Factor    Age     Factor    Age     Factor

    0       10.511     25      4.963     50      2.267     75      1.330
    1       10.508     26      4.811     51      2.205     76      1.312
    2       10.203     27      4.661     52      2.145     77      1.295
    3        9.897     28      4.515     53      2.088     78      1.280
    4        9.597     29      4.371     54      2.034     79      1.265

    5        9.301     30      4.231     55      1.982     80      1.251
    6        9.007     31      4.094     56      1.933     81      1.238
    7        8.718     32      3.962     57      1.886     82      1.225
    8        8.433     33      3.834     58      1.841     83      1.213
    9        8.153     34      3.710     59      1.798     84      1.202

    10       7.879     35      3.590     60      1.757     85      1.191
    11       7.613     36      3.475     61      1.717     86      1.182
    12       7.356     37      3.363     62      1.680     87      1.173
    13       7.109     38      3.256     63      1.644     88      1.164
    14       6.876     39      3.153     64      1.610     89      1.155

    15       6.654     40      3.054     65      1.577     90      1.147
    16       6.456     41      2.959     66      1.547     91      1.138
    17       6.269     42      2.869     67      1.518     92      1.129
    18       6.091     43      2.782     68      1.490     93      1.120
    19       5.919     44      2.698     69      1.464     94      1.109

    20       5.752     45      2.619     70      1.438     95      1.097
    21       5.590     46      2.542     71      1.414     96      1.083
    22       5.430     47      2.469     72      1.391     97      1.069
    23       5.272     48      2.399     73      1.369     98      1.054
    24       5.117     49      2.331     74      1.349     99      1.040

                                                          100      1.000

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

--------------------------------------------------------------------------------
Strategic Advantage                   141

                                Factors for the
                         Cash Value Accumulation Test
                          For a Life Insurance Policy

                               FEMALE NONSMOKER

 Attained           Attained  Factor  Attained  Factor  Attained  Factor
   Age      Factor    Age               Age               Age

    0       14.687     25      6.861     50     3.013      75      1.493
    1       14.680     26      6.638     51     2.920      76      1.461
    2       14.279     27      6.421     52     2.831      77      1.430
    3       13.873     28      6.211     53     2.745      78      1.401
    4       13.471     29      6.007     54     2.662      79      1.373

    5       13.073     30      5.809     55     2.583      80      1.347
    6       12.682     31      5.618     56     2.507      81      1.322
    7       12.294     32      5.432     57     2.433      82      1.299
    8       11.915     33      5.252     58     2.362      83      1.278
    9       11.541     34      5.078     59     2.293      84      1.257

    10      11.175     35      4.910     60     2.226      85      1.239
    11      10.817     36      4.747     61     2.162      86      1.221
    12      10.469     37      4.590     62     2.100      87      1.205
    13      10.132     38      4.439     63     2.040      88      1.190
    14       9.807     39      4.294     64     1.983      89      1.176

    15       9.494     40      4.154     65     1.928      90      1.163
    16       9.192     41      4.019     66     1.876      91      1.150
    17       8.899     42      3.890     67     1.826      92      1.137
    18       8.617     43      3.765     68     1.778      93      1.125
    19       8.344     44      3.645     69     1.732      94      1.112

    20       8.078     45      3.530     70     1.688      95      1.098
    21       7.821     46      3.419     71     1.645      96      1.084
    22       7.571     47      3.312     72     1.604      97      1.069
    23       7.327     48      3.208     73     1.565      98      1.054
    24       7.091     49      3.109     74     1.528      99      1.040

                                                          100      1.000

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.


--------------------------------------------------------------------------------
Strategic Advantage                   142

                                Factors for the
                          Cash Value Accumulation Test
                          For a Life Insurance Policy

                                 FEMALE SMOKER

 Attained   Factor  Attained  Factor  Attained  Factor  Attained  Factor
   Age                Age               Age               Age

    0       13.162     25      6.032     50      2.728     75      1.451
    1       13.099     26      5.836     51      2.651     76      1.423
    2       12.723     27      5.647     52      2.578     77      1.396
    3       12.346     28      5.463     53      2.507     78      1.371
    4       11.974     29      5.285     54      2.438     79      1.347

    5       11.608     30      5.113     55      2.373     80      1.325
    6       11.248     31      4.946     56      2.310     81      1.303
    7       10.894     32      4.785     57      2.249     82      1.283
    8       10.547     33      4.629     58      2.190     83      1.263
    9       10.207     34      4.478     59      2.132     84      1.246

    10       9.874     35      4.332     60      2.076     85      1.229
    11       9.550     36      4.192     61      2.022     86      1.214
    12       9.234     37      4.056     62      1.969     87      1.199
    13       8.930     38      3.926     63      1.919     88      1.186
    14       8.636     39      3.801     64      1.870     89      1.173

    15       8.352     40      3.682     65      1.824     90      1.161
    16       8.085     41      3.568     66      1.780     91      1.149
    17       7.826     42      3.459     67      1.738     92      1.137
    18       7.577     43      3.354     68      1.697     93      1.125
    19       7.336     44      3.254     69      1.658     94      1.112

    20       7.102     45      3.158     70      1.620     95      1.098
    21       6.876     46      3.065     71      1.583     96      1.084
    22       6.655     47      2.976     72      1.547     97      1.069
    23       6.441     48      2.890     73      1.513     98      1.054
    24       6.234     49      2.808     74      1.481     99      1.040

                                                          100      1.000

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.


--------------------------------------------------------------------------------
Strategic Advantage                   143

                                Factors for the
                         Cash Value Accumulation Test
                          For a Life Insurance Policy

                              UNISEX 1 NONSMOKER


 Attained   Factor  Attained  Factor  Attained  Factor  Attained  Factor
   Age                Age               Age               Age

    0       12.574      25     6.095      50     2.671     75      1.396
    1       12.681      26     5.904      51     2.589     76      1.372
    2       12.341      27     5.717      52     2.509     77      1.349
    3       11.996      28     5.533      53     2.433     78      1.328
    4       11.655      29     5.354      54     2.360     79      1.307

    5       11.316      30     5.179      55     2.290     80      1.288
    6       10.979      31     5.008      56     2.223     81      1.270
    7       10.644      32     4.843      57     2.159     82      1.253
    8       10.311      33     4.682      58     2.097     83      1.236
    9        9.982      34     4.527      59     2.038     84      1.221

    10       9.660      35     4.376      60     1.982     85      1.207
    11       9.345      36     4.231      61     1.928     86      1.195
    12       9.041      37     4.091      62     1.877     87      1.183
    13       8.750      38     3.955      63     1.828     88      1.172
    14       8.476      39     3.825      64     1.781     89      1.161

    15       8.218      40     3.699      65     1.736     90      1.151
    16       7.973      41     3.577      66     1.694     91      1.141
    17       7.740      42     3.461      67     1.654     92      1.131
    18       7.517      43     3.348      68     1.615     93      1.120
    19       7.301      44     3.240      69     1.579     94      1.109

    20       7.091      45     3.136      70     1.544     95      1.097
    21       6.886      46     3.036      71     1.511     96      1.083
    22       6.684      47     2.939      72     1.480     97      1.069
    23       6.484      48     2.847      73     1.450     98      1.054
    24       6.288      49     2.757      74     1.422     99      1.040

                                                          100      1.000

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

--------------------------------------------------------------------------------
Strategic Advantage                   144

                                Factors for the
                         Cash Value Accumulation Test
                          For a Life Insurance Policy

                                UNISEX 1 SMOKER


 Attained   Factor  Attained  Factor  Attained  Factor  Attained  Factor
   Age                Age               Age               Age

    0       10.511     25      4.963     50      2.267     75      1.330
    1       10.508     26      4.811     51      2.205     76      1.312
    2       10.203     27      4.661     52      2.145     77      1.295
    3        9.897     28      4.515     53      2.088     78      1.280
    4        9.597     29      4.371     54      2.034     79      1.265

    5        9.301     30      4.231     55      1.982     80      1.251
    6        9.007     31      4.094     56      1.933     81      1.238
    7        8.718     32      3.962     57      1.886     82      1.225
    8        8.433     33      3.834     58      1.841     83      1.213
    9        8.153     34      3.710     59      1.798     84      1.202

    10       7.879     35      3.590     60      1.757     85      1.191
    11       7.613     36      3.475     61      1.717     86      1.182
    12       7.356     37      3.363     62      1.680     87      1.173
    13       7.109     38      3.256     63      1.644     88      1.164
    14       6.876     39      3.153     64      1.610     89      1.155

    15       6.654     40      3.054     65      1.577     90      1.147
    16       6.456     41      2.959     66      1.547     91      1.138
    17       6.269     42      2.869     67      1.518     92      1.129
    18       6.091     43      2.782     68      1.490     93      1.120
    19       5.919     44      2.698     69      1.464     94      1.109

    20       5.752     45      2.619     70      1.438     95      1.097
    21       5.590     46      2.542     71      1.414     96      1.083
    22       5.430     47      2.469     72      1.391     97      1.069
    23       5.272     48      2.399     73      1.369     98      1.054
    24       5.117     49      2.331     74      1.349     99      1.040

                                                          100      1.000

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.


--------------------------------------------------------------------------------
Strategic Advantage                   145

                                Factors for the
                          Cash Value Accumulation Test
                          For a Life Insurance Policy

                               UNISEX 2 NONSMOKER

 Attained               Attained          Attained          Attained
   Age      Factor        Age     Factor    Age     Factor    Age     Factor

    0       12.943        25      6.234     50      2.733     75      1.418
    1       13.032        26      6.037     51      2.649     76      1.392
    2       12.683        27      5.845     52      2.568     77      1.368
    3       12.327        28      5.657     53      2.490     78      1.345
    4       11.975        29      5.473     54      2.415     79      1.323

    5       11.626        30      5.294     55      2.343     80      1.303
    6       11.278        31      5.120     56      2.275     81      1.283
    7       10.934        32      4.950     57      2.209     82      1.265
    8       10.593        33      4.786     58      2.146     83      1.247
    9       10.256        34      4.627     59      2.085     84      1.231

    10       9.926        35      4.474     60      2.027     85      1.216
    11       9.604        36      4.325     61      1.972     86      1.202
    12       9.292        37      4.182     62      1.918     87      1.190
    13       8.994        38      4.043     63      1.868     88      1.178
    14       8.710        39      3.910     64      1.819     89      1.166

    15       8.443        40      3.782     65      1.773     90      1.155
    16       8.188        41      3.658     66      1.729     91      1.144
    17       7.945        42      3.539     67      1.687     92      1.133
    18       7.712        43      3.424     68      1.647     93      1.122
    19       7.487        44      3.314     69      1.609     94      1.110

    20       7.267        45      3.208     70      1.573     95      1.097
    21       7.053        46      3.106     71      1.538     96      1.084
    22       6.843        47      3.007     72      1.506     97      1.069
    23       6.637        48      2.912     73      1.475     98      1.054
    24       6.433        49      2.821     74      1.445     99      1.040

                                                             100      1.000

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.



--------------------------------------------------------------------------------
Strategic Advantage                 146

                                Factors for the
                          Cash Value Accumulation Test
                          For a Life Insurance Policy

                                UNISEX 2 SMOKER

 Attained              Attained            Attained          Attained
   Age      Factor       Age      Factor      Age   Factor      Age   Factor

    0       10.942        25      5.143       50    2.347       75    1.361
    1       10.931        26      4.984       51    2.282       76    1.341
    2       10.616        27      4.828       52    2.221       77    1.323
    3       10.298        28      4.675       53    2.162       78    1.306
    4        9.985        29      4.526       54    2.105       79    1.289

    5        9.677        30      4.380       55    2.052       80    1.274
    6        9.373        31      4.239       56    2.000       81    1.259
    7        9.072        32      4.102       57    1.951       82    1.244
    8        8.777        33      3.969       58    1.904       83    1.230
    9        8.487        34      3.841       59    1.859       84    1.217

    10       8.203        35      3.717       60    1.816       85    1.205
    11       7.927        36      3.597       61    1.774       86    1.194
    12       7.660        37      3.481       62    1.735       87    1.183
    13       7.405        38      3.371       63    1.697       88    1.173
    14       7.161        39      3.264       64    1.660       89    1.163

    15       6.930        40      3.162       65    1.626       90    1.153
    16       6.721        41      3.064       66    1.594       91    1.143
    17       6.523        42      2.970       67    1.563       92    1.133
    18       6.334        43      2.880       68    1.534       93    1.122
    19       6.152        44      2.794       69    1.505       94    1.110

    20       5.975        45      2.711       70    1.478       95    1.097
    21       5.803        46      2.632       71    1.452       96    1.084
    22       5.634        47      2.556       72    1.427       97    1.069
    23       5.468        48      2.484       73    1.404       98    1.054
    24       5.305        49      2.414       74    1.382       99    1.040

                                                               100    1.000

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.



--------------------------------------------------------------------------------
Strategic Advantage                 147

APPENDIX B

                                Factors for the
                   Guideline Premium/Cash Value Corridor Test
                          For a Life Insurance Policy

  Attained             Attained          Attained          Attained
    Age      Factor      Age      Factor   Age      Factor   Age    Factor

     0        2.50        25       2.50     50       1.85     75    1.05
     1        2.50        26       2.50     51       1.78     76    1.05
     2        2.50        27       2.50     52       1.71     77    1.05
     3        2.50        28       2.50     53       1.64     78    1.05
     4        2.50        29       2.50     54       1.57     79    1.05

     5        2.50        30       2.50     55       1.50     80    1.05
     6        2.50        31       2.50     56       1.46     81    1.05
     7        2.50        32       2.50     57       1.42     82    1.05
     8        2.50        33       2.50     58       1.38     83    1.05
     9        2.50        34       2.50     59       1.34     84    1.05

    10        2.50        35       2.50     60       1.30     85    1.05
    11        2.50        36       2.50     61       1.28     86    1.05
    12        2.50        37       2.50     62       1.26     87    1.05
    13        2.50        38       2.50     63       1.24     88    1.05
    14        2.50        39       2.50     64       1.22     89    1.05

    15        2.50        40       2.50     65       1.20     90    1.05
    16        2.50        41       2.43     66       1.19     91    1.04
    17        2.50        42       2.36     67       1.18     92    1.03
    18        2.50        43       2.29     68       1.17     93    1.02
    19        2.50        44       2.22     69       1.16     94    1.01

    20        2.50        45       2.15     70       1.15     95    1.00
    21        2.50        46       2.09     71       1.13     96    1.00
    22        2.50        47       2.03     72       1.11     97    1.00
    23        2.50        48       1.97     73       1.09     98    1.00
    24        2.50        49       1.91     74       1.07     99    1.00

                                                             100    1.00

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.



--------------------------------------------------------------------------------
Strategic Advantage                 148

APPENDIX C

PERFORMANCE INFORMATION

POLICY PERFORMANCE

The following hypothetical illustrations demonstrate how the actual investment experience of each Division of the Variable Account affects the Cash Surrender Value, Account Value and Death Benefit of a Policy. These hypothetical illustrations are based on the actual historical return of each Portfolio as if a Policy had been issued on the date indicated. Each Portfolio's Annual Total Return is based on the total return calculated for each fiscal year. These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Variable Account asset based charges and deductions, which if reflected, would result in lower total return figures than those shown.

The illustrations are based on the payment of a $5,750 annual premium, paid at the beginning of each year, for a hypothetical Policy with a $300,000 face amount, the Cash Value Accumulation Test, death benefit Option 1, issued to a standard, nonsmoker male, Age 45. In each case, it is assumed that all premiums are allocated to the Division illustrated for the period shown. The benefits are calculated for a specific date. The amount and timing of Premium Payments and the use of other Policy features, such as Policy Loans, would affect individual Policy benefits.

The amounts shown for the Cash Surrender Values, Account Values and Death Benefits take into account the charges against premiums, current cost of insurance and monthly deductions, the daily charge against the Variable Account for mortality and expense risks, and each Portfolio's charges and expenses. See Charges, Deductions and Refunds, page 32. This prospectus also contains illustrations based on assumed rates of return. See Illustrations of Death Benefits, Account Values, Surrender Values and Accumulated Premiums, page 47.





--------------------------------------------------------------------------------
Strategic Advantage                 149

                           HYPOTHETICAL ILLUSTRATIONS

Nonsmoker Male Age 45                          Cash Value Accumulation Test
Standard Risk Class                            Death Benefit Option 1
Stated Death Benefit $300,000                  Annual Premium $ 5,750

--------------------------------------------------------------------------------

Neuberger & Berman AMT Limited Maturity Bond Portfolio
   Year         Annual Total    Cash Surrender  Account   Death
  Ended:           Return*          Value        Value   Benefit
 12/31/87           2.89%           4,700        4,412   300,000
 12/31/88           7.17%           9,212        9,068   300,000
 12/31/89          10.77%          14,313       14,313   300,000
 12/31/90           8.32%          19,538       19,538   300,000
 12/31/91          11.34%          25,876       25,876   300,000
 12/31/92           5.18%          31,452       31,452   300,000
 12/31/93           6.63%          37,795       37,795   300,000
 12/31/94          (0.15)%         41,610       41,610   300,000
 12/31/95          10.94%          50,437       50,437   300,000
 12/31/96           4.31%          56,480       56,480   300,000

Neuberger & Berman AMT Government Income Portfolio/1/
   Year         Annual Total    Cash Surrender  Account   Death
  Ended:           Return*          Value        Value   Benefit
 12/31/95          11.76%           5,111        4,823   300,000
 12/31/96           1.32%           9,106        8,962   300,000

Neuberger & Berman AMT Growth Portfolio
   Year         Annual Total    Cash Surrender  Account   Death
  Ended:           Return*          Value        Value   Benefit
 12/31/87          (4.89)%          4,340        4,052   300,000
 12/31/88          25.97%          10,436       10,293   300,000
 12/31/89          29.47%          18,407       18,407   300,000
 12/31/90          (8.19)%         20,213       20,213   300,000
 12/31/91          29.73%          31,130       31,130   300,000
 12/31/92           9.54%          38,513       38,513   300,000
 12/31/93           6.79%          45,367       45,367   300,000
 12/31/94          (4.99)%         46,732       46,732   300,000
 12/31/95          31.73%          66,747       66,747   300,000
 12/31/96           9.14%          76,879       76,879   300,000

The assumptions underlying these values are described in Performance Information, page 143.

* These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Variable Account asset based charges and deductions, which if reflected, would result in lower total return figures than those shown.



--------------------------------------------------------------------------------
Strategic Advantage                 150

Nonsmoker Male Age 45                               Cash Value Accumulation Test
Standard Risk Class                                 Death Benefit Option 1
Stated Death Benefit $300,000                       Annual Premium $ 5,750
--------------------------------------------------------------------------------


Neuberger & Berman AMT Partners Portfolio

       Year         Annual Total   Cash Surrender  Account       Death
      Ended:           Return*         Value        Value       Benefit
     12/31/95          36.47%           6,260        5,972      300,000
     12/31/96          29.57%          13,219       13,076      300,000
Alger American Small Capitalization Portfolio

       Year         Annual Total   Cash Surrender  Account       Death
      Ended:           Return*         Value        Value       Benefit
     12/31/89          64.48%           7,567        7,280      300,000
     12/31/90           8.71%          12,451       12,307      300,000
     12/31/91          57.54%          25,695       25,695      300,000
     12/31/92           3.55%          30,392       30,392      300,000
     12/31/93          13.28%          38,585       38,585      300,000
     12/31/94          (4.38)%         40,650       40,650      300,000
     12/31/95          44.31%          64,597       64,597      300,000
     12/31/96           4.18%          71,267       71,267      300,000
Alger American MidCap Growth Portfolio

       Year         Annual Total   Cash Surrender  Account       Death
      Ended:           Return*         Value        Value       Benefit
     12/31/94          (1.54)%          4,495        4,207      300,000
     12/31/95          44.45%          12,244       12,100      300,000
     12/31/96          11.90%          17,843       17,843      300,000
Alger American Growth Portfolio

       Year         Annual Total   Cash Surrender  Account       Death
      Ended:           Return*         Value        Value       Benefit
     12/31/90           4.14%           4,757        4,470      300,000
     12/31/91          40.39%          12,256       12,112      300,000
     12/31/92          12.38%          17,936       17,936      300,000
     12/31/93          22.47%          26,593       26,593      300,000
     12/31/94           1.45%          30,651       30,651      300,000
     12/31/95          36.37%          47,446       47,446      300,000
     12/31/96          13.35%          58,279       58,279      300,000

The assumptions underlying these values are described in Performance Information, page 143.

* These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Variable Account asset based charges and deductions, which if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------
Strategic Advantage                   151

Nonsmoker Male Age 45                               Cash Value Accumulation Test
Standard Risk Class                                 Death Benefit Option 1
Stated Death Benefit $300,000                       Annual Premium $ 5,750
--------------------------------------------------------------------------------

Alger American Leveraged All Cap

       Year        Annual Total    Cash Surrender   Account      Death
      Ended:          Return*           Value        Value      Benefit
     12/31/96          12.04%           5,123        4,836      300,000

Fidelity VIP Growth Portfolio

       Year        Annual Total    Cash Surrender   Account      Death
      Ended:          Return*           Value        Value      Benefit

     12/31/87           3.66%           4,735        4,448      300,000
     12/31/88          15.58%          10,002        9,858      300,000
     12/31/89          31.51%          18,137       18,137      300,000
     12/31/90        (11.73)%          19,175       19,175      300,000
     12/31/91          45.51%          33,494       33,494      300,000
     12/31/92           9.32%          41,010       41,010      300,000
     12/31/93          19.37%          53,751       53,751      300,000
     12/31/94         (0.02)%          57,563       57,563      300,000
     12/31/95          35.36%          83,220       83,220      300,000
     12/31/96          14.71%          99,683       99,683      300,000

Fidelity VIP Overseas Portfolio

       Year        Annual Total    Cash Surrender   Account      Death
      Ended:          Return*           Value        Value      Benefit

     12/31/88           8.13%           4,943        4,655      300,000
     12/31/89          26.28%          11,220       11,076      300,000
     12/31/90         (1.67)%          14,608       14,608      300,000
     12/31/91           8.00%          19,797       19,797      300,000
     12/31/92        (10.72)%          20,858       20,858      300,000
     12/31/93          37.35%          34,391       34,391      300,000
     12/31/94           1.72%          39,007       39,007      300,000
     12/31/95           9.74%          47,117       47,117      300,000
     12/31/96          13.15%          57,667       57,667      300,000

The assumptions underlying these values are described in Performance Information, page 143.

* These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Variable Account asset based charges and deductions, which if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------
Strategic Advantage                   152

Nonsmoker Male Age 45                               Cash Value Accumulation Test
Standard Risk Class                                 Death Benefit Option 1
Stated Death Benefit $300,000                       Annual Premium $ 5,750

--------------------------------------------------------------------------------


Fidelity VIP Money Market Portfolio

       Year         Annual Total   Cash Surrender   Account      Death
      Ended            Return*         Value         Value      Benefit
     12/31/87           6.44%           4,864        4,576      300,000
     12/31/88           7.39%           9,407        9,263      300,000
     12/31/89           9.12%          14,303       14,303      300,000
     12/31/90           8.04%          19,476       19,476      300,000
     12/31/91           6.09%          24,560       24,560      300,000
     12/31/92           3.90%          29,700       29,700      300,000
     12/31/93           3.23%          34,770       34,770      300,000
     12/31/94           4.25%          40,327       40,327      300,000
     12/31/95           5.87%          46,748       46,748      300,000
     12/31/96           5.41%          53,205       53,205      300,000


Fidelity VIP II Asset Manager Portfolio

       Year         Annual Total   Cash Surrender   Account      Death
      Ended            Return*         Value         Value      Benefit
     12/31/90           6.72%           4,877        4,589      300,000
     12/31/91          22.56%          10,799       10,655      300,000
     12/31/92          11.71%          16,205       16,205      300,000
     12/31/93          21.23%          24,227       24,227      300,000
     12/31/94         (6.09)%          26,115       26,115      300,000
     12/31/95          16.96%          35,319       35,319      300,000
     12/31/96          14.60%          45,081       45,081      300,000


Fidelity VIP II Index 500 Portfolio

       Year         Annual Total   Cash Surrender   Account      Death
      Ended            Return*         Value         Value      Benefit
     12/31/93           9.74%           5,017        4,729      300,000
     12/31/94           1.04%           8,986        8,842      300,000
     12/31/95          37.19%          17,559       17,559      300,000
     12/31/96          22.82%          26,210       26,210      300,000


INVESCO VIF Total Return Portfolio

       Year         Annual Total   Cash Surrender   Account      Death
      Ended            Return*         Value         Value      Benefit
     12/31/95          22.79%           5,623        5,335      300,000
     12/31/96          12.18%          10,688       10,544      300,000

The assumptions underlying these values are described in Performance Information, page 143.

* These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Variable Account asset based charges and deductions, which if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------
Strategic Advantage                   153

Nonsmoker Male Age 45                               Cash Value Accumulation Test
Standard Risk Class                                 Death Benefit Option 1
Stated Death Benefit $300,000                       Annual Premium $ 5,750

--------------------------------------------------------------------------------


INVESCO VIF Industrial Income Portfolio

           Year               Annual Total  Cash Surrender    Account     Death
          Ended:                Return*         Value          Value     Benefit
         12/31/95                29.25%          5,923         5,636     300,000
         12/31/96                22.28%         12,047        11,903     300,000


INVESCO VIF High Yield Portfolio

           Year               Annual Total  Cash Surrender    Account     Death
          Ended:                Return*         Value          Value     Benefit
         12/31/95                19.76%          5,482         5,194     300,000
         12/31/96                16.59%         10,958        10,814     300,000


INVESCO VIF Utilities Portfolio

           Year               Annual Total  Cash Surrender    Account     Death
          Ended:                Return*         Value          Value     Benefit
         12/31/95                 9.08%          4,986         4,986     300,000
         12/31/96                12.76%         10,031         9,887     300,000


Van Eck Worldwide Bond Portfolio/2/

           Year               Annual Total  Cash Surrender    Account     Death
          Ended:                Return*         Value          Value     Benefit
         12/31/90                11.25%          5,087         4,779     300,000
         12/31/91                18.39%         10.668        10,524     300,000
         12/31/92               (5.25)%         13,536        13,536     300,000
         12/31/93                 7.79%         18,605        18,605     300,000
         12/31/94               (1.32)%         21,946        21,946     300,000
         12/31/95                17.30%         30,551        30,551     300,000
         12/31/96                 2.53%         35,399        35,399     300,000


      The assumptions underlying these values are described in Performance Information, page 143.

* These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Variable Account asset based charges and deductions, which if reflected, would result in lower total return figures than those shown.

/1/ No longer available for new investors.
/2/ Will be available on or before May 1, 1998.

--------------------------------------------------------------------------------
Strategic Advantage                   154

Nonsmoker Male Age 45                               Cash Value Accumulation Test
Standard Risk Class                                 Death Benefit Option 1
Stated Death Benefit $300,000                       Annual Premium $ 5,750
--------------------------------------------------------------------------------


Van Eck Worldwide Hard Assets Fund (Formerly Gold And Natural Resources Fund)

           Year                Annual Total   Cash Surrender  Account     Death
          Ended:                  Return*          Value       Value     Benefit
         12/31/91                  (2.93%)         4,430       4,143     300,000
         12/31/92                 (4.09)%          7,954       7,810     300,000
         12/31/93                 64.83 %         19,533      19,533     300,000
         12/31/94                 (4.78)%         22,054      22,054     300,000
         12/31/95                 10.99 %         28,574      28,574     300,000
         12/31/96                 18.04 %         38,542      38,542     300,000


Van Eck Worldwide Balanced Fund /1/

           Year                Annual Total   Cash Surrender  Account     Death
          Ended:                  Return*          Value       Value     Benefit
         12/31/95                 (0.10)%          4,561       4,274     300,000
         12/31/96                  11.63%          9,455       9,311     300,000


AIM VI Government Securities Portfolio /2/

           Year                Annual Total   Cash Surrender  Account     Death
          Ended:                  Return*          Value       Value     Benefit
         12/31/94                 (3.73)%          4,394       4,106     300,000
         12/31/95                  35.69%         11,731      11,587     300,000
         12/31/96                  17.58%         18,177      18,177     300,000


AIM VI Capital Appreciation Portfolio /2/

           Year                Annual Total   Cash Surrender  Account     Death
          Ended:                  Return*          Value       Value     Benefit
         12/31/94                   2.50%          4,682       4,394     300,000
         12/31/95                  35.69%         11,731      11,587     300,000
         12/31/96                  17.58%         18,177      18,177     300,000


The assumptions underlying these values are described in Performance Information, page 143.

* These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Variable Account asset based charges and deductions, which if reflected, would result in lower total return figures than those shown.

/1/ No longer available for new investors.
/2/ Will be available on or before May 1, 1998.

--------------------------------------------------------------------------------
Strategic Advantage                   155